                                                                   EXHIBIT 10.34



                            DATED 18 December 1997


                        ______________________________



                     (1) BRITISH DIGITAL BROADCASTING PLC


                                      and


                   (2) CASTLE TRANSMISSION INTERNATIONAL LTD


                        ______________________________

                                   AGREEMENT

                             FOR THE PROVISION OF

                  DIGITAL TERRESTRIAL TELEVISION DISTRIBUTION

                           AND TRANSMISSION SERVICES

                        ______________________________





                                CLIFFORD CHANCE

                               TABLE OF CONTENTS

1.  DEFINITIONS AND INTERPRETATION........................................
2.  THE SERVICES..........................................................
3.  OWNERSHIP OF THE NETWORK AND SCOPE OF THIS AGREEMENT..................
4.  ROLL-OUT OF THE STATIONS AND DISTRIBUTION NETWORK.....................
5.  TESTING...............................................................
6.  CONSEQUENCES OF FAILURE TO ACHIEVE READY FOR SERVICE DATES............
7.  MODIFICATIONS TO EXISTING ANALOGUE TRANSMISSION SYSTEMS...............
8.  SECURITY AND SITES....................................................
9.  INDUSTRY LIAISON AND SPECTRUM MANAGEMENT..............................
10. LICENSES..............................................................
11. BDB SIGNALS...........................................................
12. EQUIPMENT LOCATED AT BDB PREMISES.....................................
13. CONTRACT MANAGEMENT, REVIEW OF SERVICES AND DISPUTES..................
14. PERFORMANCE MONITORING AND REPORTING..................................
15. MAINTENANCE...........................................................
16. CHANGE CONTROL........................................................
17. CHARGES, SAVINGS, PAYMENT AND BILLING.................................
18. TERM, TERMINATION AND SUSPENSION......................................
19. WARRANTIES............................................................
20. FORCE MAJEURE.........................................................
21. LIABILITY AND INSURANCE...............................................
22. ASSIGNMENT AND SUB-CONTRACTING........................................

23. INFORMATION AND CONFIDENTIALITY...................................
24. NOTICES...........................................................
25. [*]...............................................................
26. RESTRICTIVE TRADE PRACTICES.......................................
27. GENERAL...........................................................
28. VALUE ADDED TAX...................................................
29. JURISDICTION......................................................
30. COUNTERPARTS......................................................

SCHEDULE 1..................................................................
CHANGE CONTROL PROCEDURE....................................................
SCHEDULE 2..................................................................
THE CHARGES.................................................................
SCHEDULE 3 CONFIGURATION OF THE NETWORK.....................................
SCHEDULE 4..................................................................
SERVICES PROVIDED BY CTI....................................................
SCHEDULE 5..................................................................
TRANSMISSION TESTING........................................................
SCHEDULE 6..................................................................
THE BDB INTERFACE AND HANDOVER REQUIREMENTS.................................
SCHEDULE 7..................................................................
CALCULATION OF DELAY REBATES AND SERVICE CREDITS............................
SCHEDULE 8..................................................................
STATIONS....................................................................
SCHEDULE 9..................................................................
THE IMPACT SCHEDULE (BDB DTT ANALOGUE CONSEQUENTIALS).......................
________________________________________________________________________________

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

SCHEDULE 9 - TABLE 1..........................................................
SCHEDULE 10...................................................................
[*]...........................................................................
SCHEDULE 11 - EMERGENCY EQUIPMENT/DISASTER RECOVERY PROCEDURES................
SCHEDULE 12...................................................................
ADDITIONAL STATIONS...........................................................
ANNEX 1.......................................................................
THE SATELLITE DISTRIBUTION NETWORK............................................
ANNEX 1 - PART 1..............................................................
SUBSTITUTE SCHEDULE 2.........................................................
ANNEX 1 - PART II.............................................................
SUBSTITUTE SCHEDULE 3 - PART I................................................
ANNEX 1 - PART III............................................................
SUBSTITUTE SCHEDULE 6 - PART I................................................
ANNEX 1 - PART IV.............................................................
SUBSTITUTE SCHEDULE 11........................................................
ANNEX 2.......................................................................

________________________________________________________________________________

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

THIS AGREEMENT is made on 18 December 1997 between:

(1) BRITISH DIGITAL BROADCASTING PLC (No. 3302715) (a company incorporated under the laws of England and Wales) whose registered office is at 25 Knightsbridge, London, SW1X 7RZ ("BDB"); and

(2) CASTLE TRANSMISSION INTERNATIONAL LTD (No. 3196207) (a company incorporated under the laws of England and Wales) whose registered office is at Warwick Technology Park, Gallows Hills, Heathcote Lane, Warwick CV34 6TN ("CTI").

WHEREAS:

(A) BDB intends to provide multiplex services over the frequencies allocated to BDB by the ITC in relation to digital terrestrial television services, ancillary services and additional services; and

(B) This Agreement sets out the terms and conditions on which CTI has agreed to provide, amongst other things, distribution and transmission services to BDB in relation to the BDB Multiplexes and to procure, construct, operate, maintain and provide the necessary network for the provision of those services.

IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  In this Agreement:

     "ACCOUNTABLE AVAILABILITY" has the meaning set out in Schedule 7;

     "ACCEPTANCE TEST SPECIFICATIONS" means the tests to be performed by CTI (as described in Clause 5) in order to determine whether the Network and any particular Station are ready for Operational Service as set out in Part I of Schedule 5;

     "ACTUAL SITE SERVICE DATE" means, in respect of each Station, the date on which the Station is brought into Operational Service;

     "ADDITIONAL STATIONS" means any Stations not listed in Schedule 8 which the parties agree to incorporate into this Agreement in respect of which CTI shall provide Services:

     "ADVANCE PAYMENT" shall have the meaning ascribed to it in the Pre-Contract Funding Agreement;

     "ADVANCE WORKS" shall have the meaning ascribed to it in the Pre-Contract Funding Agreement;

     "AGREED IMPACT SCHEDULE" means the document summarizing the modifications to be performed by CTI to existing analogue transmission systems (including, but not limited to, certain of those changes identified in the ITC Code of Practice on Changes to Existing Transmission and Reception Arrangements) in Schedule 9;

     "AGREED PROPORTION" means [*];

     "AMENDED SITE SERVICE DATE" means, in respect of each Station, the amended date on which the Station is to be brought into Operational Service where the Initial Site Service Date has been amended pursuant to the terms of this Agreement;

     "AVAILABILITY" means the period of time during which the DTT Transmission Services and Distribution Services are to be available in respect of a particular BDB Multiplex from a particular transmitter in accordance with the terms and to the standards required under this Agreement (including, without limitation, the Technical Specification);

     "1990 ACT" means the Broadcasting Act 1990 (as amended by the 1996 Act);

     "1996 ACT" means the Broadcasting Act 1996;

     "BDB INTERFACE" means an interface point from the output of the equipment providing transport streams for each of the BDB Multiplexes at BDB's multiplex centre to the Distribution Network as more particularly described in Schedule 6;

     "BDB MULTIPLEXES" means the multiplex services known as Multiplexes B, C and D for digital terrestrial television, provision of which by BDB is licensed by the ITC under the Multiplex Licences;

     "BDB REPRESENTATIVE" means the person notified from time to time by BDB to CTI for the purposes of Clauses 14 and 15, and Schedule 2;

     "BDB SIGNALS" means the digital transport stream originated by BDB from the BDB Interface as described in Schedule 6 carrying, amongst other things, the digital programme services, ancillary services and digital additional services broadcast as part of the services licensed under the Multiplex Licences from time to time (for the purpose of this definition, the terms digital programme service, ancillary service and digital additional service shall have the meanings ascribed to them in Part I of the 1996 Act);

     "BUSINESS DAY" means a day on which banks are generally open for business in the City of London, Saturdays and Sundays excluded;

     "CHANGE CONTROL PROCEDURE" means the procedure set out in Schedule 1;

     "CHARGES" means charges payable by BDB for the Services calculated in accordance with Schedule 2;

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     "COMMENCEMENT DATE" shall, in respect of each of the Multiplexes, have the meaning ascribed to it in the relevant Multiplex Licence;

     "CONTINGENCY AMOUNT" means the contingency amount included in the Charges as set out in Part IV of Schedule 2;

     "CONTRACTED AVAILABILITY" means in relation to each BDB Multiplex the end to end Accountable Availability, from the BDB Interface to the output of each Station, which CTI is contracted to provide in relation to the Services pursuant to Clause 2 and Schedule 7;

     "DELAY REBATE" means the rebate on the Charges to be given by CTI to BDB in respect of any failure by CTI to meet the relevant Ready for Service Date in respect of any Station, being described in and calculated in accordance with Schedule 7;

     "DESIGN AND OPTIMISATION CONSULTING SERVICES" means technical advice and consultation, prior to the Start of Service Date for the Phase I Stations, provided in order to optimise the coverage and capability of the Transmission Network, including SI Interface design and the enhancement of antenna patterns;

     "DISASTER RECOVERY SYSTEMS" means the disaster recovery systems and procedures to be established by CTI pursuant to Clause 14 as more particularly described in Part II of Schedule 11;

     "DISTRIBUTION NETWORK" means the network to be used by CTI to distribute the BDB Signals from the BDB Interface to the Stations, details of which are set out in Part I of Schedule 3;

     "DISTRIBUTION SERVICES" means the distribution by CTI of the BDB Signals from the BDB Interface to the Stations via the Distribution Network pursuant to this Agreement;

     "DTT TRANSMISSION SERVICES" means the transmission services to be provided by CTI to BDB in accordance with the Technical Specification at each Station pursuant to this Agreement;

     "EMERGENCY POWERS" means a power exercisable by a Minister of the Crown pursuant to any legislation enacted or made to deal with a public emergency, including the Emergency Powers Act 1920 and any regulation made under it;

     "EMERGENCY RESERVE EQUIPMENT" means the equipment more particularly described in Part I of Schedule 11;

     "EQUIPMENT" means the equipment used by CTI in the provision of the Services;

     "ERP" means the effective radiated power to be transmitted for a BDB Multiplex at each Station as set out in Schedule 8;

     "EXCLUSIVE EQUIPMENT" means the transmitters, transmitter input equipment and TVROs at Stations used solely for the provision of the Services;

     "FAULT REPORT" means a report relating to any Transmission Fault given by CTI to BDB pursuant to Clause 14.3;

     "FIBRE DISTRIBUTION NETWORK" means the fibre distribution network details of which are set out in Schedule 3;

     "FORCE MAJEURE EVENT" means any events or circumstances beyond the control of either party (which shall include but not be limited to Act of God, war, civil disturbance, statutory prohibition, Government intervention, order or act of Government or local/public authority, act or omission of any relevant licensing or other regulatory authority not caused by the party, act or threat of terrorism, fire, lightning, flood, other extreme weather conditions which cause physical damage to property used to supply the Services or prevent access to or safe working on any such property, explosion, theft or vandalism (subject in either case to compliance by CTI with Clause 8), lawful national strike action or lawful industrial action taken by members of a union (other than industrial action taken by the party's own employees or employees of its sub-contractors)) but excluding the consequences of any act or omission of any of the party's sub-contractors unless that act or omission is itself the result of a Force Majeure Event;

     "GROUP" means in relation to any company, that company and any company which is a holding company or subsidiary of that company and any subsidiary of any such holding company; and for the purposes of this Agreement "subsidiary" and "holding company" have the meanings ascribed thereto by Sections 736 and 736A Companies Act 1985;

     "HANDOVER REQUIREMENTS" means the requirements in relation to the BDB Signals set out in Schedule 6;

     "INITIAL SITE SERVICE DATE" means, in respect of each Station, the initial date on which CTI agrees to bring the Station into Operational Service as set out in Clause 4.2 or in respect of Additional Stations, such date as maybe agreed between the parties;

     "ITC" means the Independent Television Commission established by the 1990 Act and any successor body to the functions of the ITC in relation to the BDB Multiplexes;

     "MULTIPLEX CENTRE" means the location of the BDB Interface;

     "MULTIPLEX LICENCES" means the licences to provide multiplex services granted to BDB by the ITC under Part I of the 1996 Act for the provision of multiplex services as defined in Section 1(1) of the 1996 Act and any licences replacing the same. The current draft of the Multiplex Licence (minus condition 10 and Part I of the annex to the draft Multiple Licence and all documents and correspondence referred to in that annex) as at the date of this Agreement is set out in Annex 2;

     "NETWORK" means the network of facilities and equipment used to provide the Services to BDB (including, without limitation, the Distribution Network and the Transmission Network) which is owned or procured by CTI and the configuration of which is more particularly described in Schedule 3;

     "NETWORK STATUS SYSTEM" means the system to be installed by CTI pursuant to Clause 14.1 as more particularly described in Part III A of Schedule 3;

     "NON-ACCOUNTABLE CONDITION" shall have the meaning ascribed to it in
     Schedule 7;

     "NTL" means National Transcommunications Limited (company number 2487597) a company registered in England and Wales, or any successor to the ownership of the digital terrestrial television transmission network operated by NTL;

     "OPERATIONAL SERVICE" means, in respect of the Network and, without limitation, each Station the ability of CTI to provide the Services and of the Network (including, but not limited to, each Station) to perform in accordance with this Agreement (including, but not limited to, the Technical Specification);

     "PHASE I, PHASE II AND PHASE III STATIONS" means the stations specified as such in Part IV of the annex to the Multiplex Licences;

     "PRE-CONTRACT FUNDING AGREEMENT" means the pre-contract funding agreement between the parties of even date herewith;

     "RADIOCOMMUNICATIONS AGENCY" means the executive agency forming part of the Department of Trade and Industry responsible for issuing and administering licences under the WTA and any successor body responsible for those functions;

     "RADIO-REGULATIONS" means the Radio Regulations of the International Telecommunications Union or any replacement for such regulations and includes all related regional agreements;

     "READY FOR SERVICE DATE" means, in respect of each Station, the date on which CTI agrees to bring the Station into Operational Service being either the Initial Site Service Date or the Amended Site Service Date determined in accordance with the provisions of Clause 4;

     "RECEPTION SURVEY" means the survey of the coverage achieved from each Station to be conducted by CTI pursuant to Clause 14. 10 as more particularly set out in Part IV of Schedule 4;

     "RESPONSE TIMES" shall have the meaning set out in Clause 14.4 and Schedule 8;

     "RPI" means the general index of retail prices (all items) as published in the monthly Digest of Statistics by the UK Central Statistical Office, as amended from time to time, or, if that index is no longer published, any equivalent replacement of the same agreed by the parties or, where they fail to agree, selected by an independent expert appointed by the President of the Institute of Chartered Accountants in England and Wales;

     "SATELLITE DISTRIBUTION NETWORK" means the satellite distribution network details of which are set out in Annex 1;

     "SERVICES" means the Distribution Services, the DTT Transmission Services, the SI Collation Services, the Design and Optimisation Consulting Services and such other services as are to be provided by CTI to BDB pursuant to this Agreement;

     "SERVICE CREDITS" means credits against Charges in respect of CTI failing to meet the Contracted Availability calculated in accordance with Schedule 7;

     "SERVICE MANAGEMENT BOARD" means the committee to be established by the parties pursuant to Clause 13.2;

     "SHARED EQUIPMENT" means Equipment forming part of the Network which is not exclusively dedicated to the provision of the Services to BDB;

     "SI" means service information as defined in the European Telecommunication Standard pr ETS 300 468;

     "SI COLLATION SERVICES" means collation of SI from all other multiplexes used for digital terrestrial television transmission, to the extent there is any, into each of the BDB Multiplexes as more fully described in Part I.A. of Schedule 3;

     "SITE" means the site at which any Station is located;

     "SITE OWNER" means in respect of any Site any party with a freehold or leasehold interest in or a licence to occupy that Site;

     "START OF SERVICE DATE" means the date identified in the Multiplex Licences for each Station as the date upon which broadcasts of the Licensed Service must commence from that Station;

     "STATIONS" means the transmitting stations at the sites listed in Schedule 8, as amended from time to time pursuant to this Agreement, and any Additional Stations;

     "TA LICENCES" means any licences required by CTI under the Telecoms Act to provide the Services;

     "TARGET SITE SERVICE DATE" means the target date for bringing each Station into Operational Service as set out in Schedule 8, Table 1;

     "TECHNICAL SPECIFICATION" means the provisions of this Agreement relating to the technical performance of the Network and the Services, as set out in
     Schedule 5;

     "TELECOMS ACT" means, in relation to the UK, the Telecommunications Act 1984. or such equivalent statutes as are from time to time in force in the Channel Islands or the Isle of Man as the case may be;

     "TEMPLATES" means in relation to each Station, the transmitter horizontal radiation pattern templates for that Station (as the same are defined in the station design proposals (known as the Digital Television Planning Group Notes) issued or to be issued by the ITC);

     "TERM" means the period commencing on the date hereof and ending on the date which is 12 years from the Commencement Date of the list of the Multiplex Licences:

     "TEST TRANSMISSIONS" means the test transmissions to be made from each Station pursuant to Clause 5.6, as more particularly detailed in Part IV of
     Schedule 4;

     "THIRD PARTY SITE" means any Site in respect of which a third party (including, without limitation, NTL) is the Site Owner;

     "TOC" means CTI's technical operations centre currently located at Warwick;

     "TRANSMISSION FAULTS" means any break, interruption, discontinuance, degradation or other impairment of the transmission of the BDB Signals resulting in performance outside the Transmission Fault Thresholds specified in the Technical Specification,

     "TRANSMISSION FAULT THRESHOLDS" means the transmission fault thresholds set out in Part II of Schedule 5:

     "TRANSMISSION HOURS" means 24 hours a day or such other times, in respect of each of the BDB Multiplexes, during which BDB wishes to transmit BDB Signals from that BDB Multiplex;

     "TRANSMISSION NETWORK" means the network to be used by CTI to provide the DTT Transmission Services, details of which are set out in Part II of
     Schedule 3:

     "TRANSMISSION TESTING" means the carrying out of tests to determine whether the Network or any particular Station satisfy the Acceptance Test Specifications pursuant to Clause 5.1 as more particularly described in
     Schedule 5;

     "VAT" means value added tax as currently charged under the Value Added Tax Act 1994 and any successor or replacement thereof and any similar tax chargeable under the laws of the United Kingdom;

     "WTA" means the Wireless Telegraphy Acts 1948-1967, or such equivalent statutes as are from time to time in force in any of the United Kingdom, the Channel Islands or the Isle of Man;

     "WTA LICENCES" means any licences required by CTI to perform the Services pursuant to the WTA;

     "YEAR" means the period from the date of execution of this Agreement to the 31 December 1997 (which constitutes the first Year), and each subsequent complete period of twelve months from 1 January to 31 December save for the last Year which shall start from 1 January to the last day of the Term inclusive;

1.2 "The expressions "BDB" AND "CTI" include their respective permitted subcontractors, assigns, employees and agents.

1.3 Any references to any Act of Parliament will be deemed to include any replacement or re-enactment for the time being in force and to include any by-laws, statutory instruments, licences, rules, regulations, orders, notices, directions, consents or permissions made under such Act and any condition attaching thereto and any reference to any governmental or regulatory body shall include a reference to its successors.

1.4 The headings in this Agreement are for ease of reference only and will not be taken into account in the construction or interpretation of any provision to which they refer.

1.5 Any reference to a clause, schedule or annex, unless the context otherwise requires, is a reference to a clause of or schedule or annex to this Agreement.

2.   THE SERVICES

2.1 This Agreement is conditional on the satisfaction of the condition precedent that all three Multiplex Licences shall have been granted to BDB In substantially the form set out in Annex 2. This Agreement shall come into full force and effect on the date on which the condition in this Clause 2.1 shall have been satisfied. In the event that the condition precedent set out in this Clause 2.1 shall not have been satisfied by 31 March 1998 or such later date as the parties may agree, then this Agreement shall be void and of no affect.

2.2 CTI shall provide or procure the provision of the Distribution Services using the Distribution Network on and subject to the terms of this Agreement.

2.3 From such date as BDB may reasonably request (no later than the Start of Service Date of the first Station to be rolled out) to the extent practicable, and throughout the remainder of the Term, CTI shall provide the SI Collation Services on the terms of this Agreement.

2.4 CTI shall, in relation to each Station, provide the DTT Transmission Service to BDB from the Ready for Service Date and throughout the remainder of the Term using the Network on the terms of this Agreement.

2.5 CTI shall provide the Services in compliance with and will ensure that the Network (including, but not limited to, the Distribution Network, the Transmission Network and any Equipment or Stations comprised in the Network) complies with:

     2.5.1  the provisions of this Agreement;

     2.5.2  the Technical Specification;

     2.5.3 the ITC Technical Performance Code and Condition 6(4) of the Multiplex Licences all as they exist as at the date of this Agreement; and

     2.5.4 the WTA Licences, TA Licences, and any other law or legally binding regulation in the UK or elsewhere from time to time applicable to CTI, this Agreement or the subject matter thereof.

     In the event of any conflict between any of the above, CTI shall comply with BDB's reasonable instructions as to which shall take priority, save to the extent that doing so would be unlawful.

2.6 Without prejudice to Clause 7.3 in the event of any variation from time to time of the provisions of the ITC Technical Performance Code, or the technical distribution and transmission requirements of the Multiplex Licences, ("Variation"), CTI shall provide the Services (subject to its ability to obtain third party consents which CTI shall use its best endeavors to obtain) in compliance therewith provided that the effect on the Services of compliance with the Variation shall be considered by the parties through the Change Control Procedure and BDB shall be responsible (to the extent that there is any cost and that such cost is necessarily incurred) for the material cost of implementing such Variation and any material increase in CTI's costs of providing the Services as changed to comply with the Variation provided further that BDB shall not be charged more than its appropriate share of such costs.

2.7 If the ITC specifies a particular European Community digital standard to be met in accordance with Section 142(3) of the 1996 Act, CTI shall (subject to its ability to obtain third party consents which CTI shall use its beat endeavours to obtain) employ a transmission system in compliance with that European Community digital standard within the time periods required by the ITC provided that any changes to the Technical Specification and/or the Services in consequence shall be authorised by BDB in accordance with the Change Control Procedure and if the implementation of material changes causes CTI necessarily to incur a material increase in costs, said material increase in costs shall be met by BDB, provided further that BDB shall not be charged more than its appropriate share of such costs.

2.8 If, during the continuance of this Agreement there should come into force a change in law or legally binding regulation applicable to this Agreement or the subject matter hereof, which necessitates (in order for CTI to comply with Clause 2.5.4) a change in the Services and/or increases in CTI's costs of providing the Services the parties shall consider such change in the Services or increase in costs pursuant to the Change

      Control Procedure. BDB and CTI agree that BDB shall be responsible (to the extent there is any and it is necessarily incurred) for any increase in the material costs incurred by CTI of implementing or providing the Service in compliance with such change in law or legally binding regulation to the extent that such change in law or legally binding regulation is only applicable to the Services or is applicable to digital terrestrial television generally in which case BDB shall not be charged more than its appropriate share.

2.9 CIT shall, in relation to each BDB Multiplex provide the Services with a minimum end to end Accountable Availability from the BDB Interface to the output of each station of 99.9% except for those Stations identified in
      Schedule 7 Part III in respect of which the end to end Accountable Availability from the BDB Interface to the output of each Station will be a minimum of 99.8%. Such end to end Accountable Availability to be calculated as set out in Schedule 7.

2.10 CTI undertakes that it will use the skill and care of a diligent provider of distribution and transmission services in the provision of the Services, and discharge its obligations under this Agreement in accordance with best practice in the broadcasting industry.

2.11  CTI shall ensure that:

      2.11.1 no change of, reference to or use of a date later than 31 December 1998 in the operation of the Network or the Network Status System will have an adverse effect on, or cause Services to cease to meet the Technical Specification; and

      2.11.2 without prejudice to the generality of Clause 2.11.1 above, the Network and the Network Status System will, in responding to two-digit date input and providing date output, resolve any ambiguity as to century in a manner which is consistent, clearly defined and apparent to the user.

2.12 CTI shall ensure that each Station satisfies the minimum level ERP (as specified in the Template) for each of Multiplexes B, C and D and will use all reasonable endeavors to maximise ERP at each Station within the maximum constraints specified in the Templates for each Station. CM shall demonstrate compliance with these obligations by the relevant transmission testing procedures described in Schedule 5 and Schedule 4 Part IV.

2.13 In the event that the population coverage predicted by the ITC for a Template is not reached ("COVERAGE LOWS") despite CTI's compliance with Clause 2.12, CTI will use all reasonable endeavours to overcome the Coverage Loss with practical solutions (to be considered through the Change Control Procedure) and will provide all reasonable assistance to BDB in any consequential discussions with the ITC. If such Coverage Loss is due to failure of CTI to comply with Clause 2.12, CTI will be responsible for any costs and expenditure incurred in correcting such failure and providing assistance to BDB. In all other circumstances where BDB wish to have such corrective works performed, the additional expenditure required will be met by BDB.

      Use of Fibre Distribution Network

2.14 The Charges are based on the use by CTI of the Fibre Distribution Network. British Telecommunications Plc ("BT") has offered to provide CTI with fibre distribution services which will enable CTI to provide the Distribution Services using the Fibre Distribution Network.

2.15 The price at which CTI has been offered fibre distribution services by BT and therefore the charges set out in Part 1 of Schedule 2 are based on a new tariff for a bespoke distribution network which can only be made available if taken up by the operators of a minimum number of digital terrestrial television multiplexes and CTI Is waiting confirmation from BT that it can make the fibre distribution services available to CTI on the basis of the tariff. However, CTI agrees to use all reasonable endeavors to procure the availability of the Fibre Distribution Network as contemplated in this Agreement.

2.16 If, during the first six months from the date hereof, the price at which CTI is supplied by BT with the Fibre Distribution Network is materially increased or the Fibre Distribution Network is no longer available either because the operators of the multiplex used to transmit the digital services of Channel 3 and Channel 4 or the BBC elect not to use the bespoke distribution network contemplated in Clause 2.15 or as a result of a regulatory intervention by, or other requirements of, the Director General of Telecommunications, the Change Control Procedure shall be invoked to discuss the implications of the intervention or other requirements and, if BDB elects to continue with the Fibre Distribution Network, BDB acknowledges that the Charges will be amended accordingly (provided that CTI shall use all reasonable endeavors to reduce the amount of any increase and shall follow all reasonable instructions of BDB relating to the use of an alternative distribution system) and that in the absence of such amendment CTI shall not be obliged to provide the Fibre Distribution Network.

2.17 If, during the first six months from the date hereof, BT is unable to make the fibre distribution services available to CTI as contemplated in Clause
      2.14 and 2.15 and CTI can therefore cannot commit to providing the Fibre Distribution Network. BDB shall have the option to require CTI to substitute the Satellite Distribution Network on the basis set out in Annex 1 (the provisions of which shall be substituted for the equivalent provisions of Schedules 2, 3, 6 and 11) and the Satellite Distribution Network shall become the Distribution Network for the purposes of this Agreement.

3.    OWNERSHIP OF THE NETWORK AND SCOPE OF THIS AGREEMENT

3.1 The Network shall be procured and/or constructed, operated and maintained by CTI to provide, inter alia, the Services to BDB.

3.2 Subject to the provisions of Clause 3.3 all equipment and services required by CTI to provide the Services (including but not limited to the Sites, buildings, plant, the Distribution Network and the Transmission Network) will be acquired, obtained or procured by CTI at its own cost.

3.3   [*].

3.4 The parties will ensure their financial advisers co-operate to seek an early resolution to the manner in which the arrangements contemplated in Clause 3.3 are best achieved.

3.5 Subject to Clauses 3.3 and 18.11, as between CTI and BDB, BDB shall have no ownership of any part of the Network.

3.6 This Agreement relates, inter alia, to the rollout of the 81 Stations specified in Schedule 8. If, without hereby creating any binding obligation, the parties agree to include any Additional Stations in the Network the terms on which such Additional Stations shall be provided, including the order and speed of the rollout of the Subsequent Stations shall be agreed in accordance with the Change Control Procedure save that the Charges attributable to such Additional Stations shall be calculated in accordance with the provisions of Schedule 12.

3.7 The Exclusive Equipment shall not be used by CTI to provide services to itself or to any third party without the prior written consent of BDB.

4.    ROLL-OUT OF THE STATIONS AND DISTRIBUTION NETWORK

4.1 CTI will construct and/or procure the construction of the Transmission Network in accordance with best industry practice in the broadcasting industry.

4.2 ITC shall bring each of the Stations into Operational Service on its Ready for Service Date. The Initial Site Service Dates, subject to the provisions of this Agreement, are as Follows:

      4.2.1 for the Phase I Stations, the Initial Site Service Date shall be the date 12 months from the grant of the Multiplex Licences provided that CTI shall use its reasonable endeavors to bring each of those Phase I Stations into

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

             Operational Service on its Target Site Service Date or as soon as practicable thereafter;

      4.2.2 for each of the Phase II and Phase III Stations, the initial Site Service Date shall be the Target Site Service Date as extended by a period equal to the period of time between 30 September 1998 and the latest Initial Site Service Date for a Phase I Station agreed between the parties pursuant to Clause 4.2.1 or 4.3.1, as the case may be, provided that CTI shall use its reasonable endeavors to bring each of those Phase II and Phase III Stations on its Target Site Service Date.

4.3   Without prejudice to Clause 4.2:

      4.3.1 no later than 30 days after the grant of the Multiplex Licences, CTI and BDB will consider, in good faith, whether the Initial Site Service Dates for the Stations should be revised (taking into account, amongst other things, the obligation of CTI to use reasonable endeavors to bring each of the Stations into Operational Service on its Target Site Service Date; the requirements of BDB and of the digital terrestrial television industry generally, including the requirements of CTI and NTL to have sufficient time to roll-out the Stations in order to meet agreed Ready for Service Dates; and any Advance Works carried out); and

      4.3.2 not less than 90 days before each initial Site Service Date, CTI and BDB will again consider, in good faith, whether that Initial Site Service Date should be revised.

      If CTI and BDB agree to the revision of an Initial Site Service Date pursuant to this Clause 4.3 then BDB shall, having regard to its obligations under the Multiplex Licences, and where relevant, use its reasonable endeavors to seek the consent of the ITC (and any other regulatory authority having jurisdiction) to an Amended Site Service Date. If CTI and BDB agree and, where relevant, the ITC (and any other regulatory authority having jurisdiction) consent to the Amended Site Service Date, then such date shall be substituted as the Ready for Service Date.

4.4 If, pursuant to Clause 4.3, CTI and BDB decide not to revise an Initial Site Service Date, or fail to reach agreement relating to any proposed revision to an Initial Site Service Date, or the ITC (or any other regulatory body having jurisdiction) refuses to consent to any revision to a Start of Service Date proposed as a consequence then that Initial Site Service Date shall remain the Ready for Service Date unless, in the event of the ITC refusing to consent to a revision to the Start of Service Date, CTI and BDB nonetheless agree an Amended Site Service Date, in which case said Amended Site Service Date shall become the Ready for Service Date.

4.5 If at any time an event occurs or circumstances arise which may delay the bringing into Operational Service of any Station on the relevant Ready for Service Date, then

      CTI shall as soon as reasonably practicable (and in any event within 5 Business Days of CTI becoming aware of the event or circumstances in question), notify BDB of that fact in writing. Such notification shall set out:

      4.5.1 the nature of the event or circumstances and whether they have arisen as a result of any of the causes set out in Clause 4.7;

      4.5.2 a description of the steps, if any, which CTI has identified are necessary to rectify the matter and bring the Station into Operational Service on the relevant Ready for Service Date or as soon as practicable thereafter; and

      4.5.3 the likely effect of the event or circumstances on the achievability of the relevant Ready for Service Date.

4.6 Following receipt by BDB of any notification pursuant to Clause 4.5, CTI and BDB shall discuss in good faith:

      4.6.1  actions which can be taken to rectify the matter; and

      4.6.2  any proposed change to the relevant Ready for Service Date.

4.7 Notwithstanding the foregoing, if any event or circumstance notified by CTI under Clause 4.5 is, or arises as a result of, one or more of the following:

      4.7.1  a Force Majeure Event;

      4.7.2 any material breach by BDB of any material obligations of BDB under this Agreement which prevents CTI from performing the relevant obligation under this Agreement; or

      4.7.3 compliance with any applicable law, the mandatory requirements of any national or supranational regulatory authority, the Radio Regulations or any other applicable statutory obligations (including, for the avoidance of doubt, frequency planning or international frequency clearance issues);

      then, such events shall be deemed, for the purposes of this Agreement, to be outside the control of CTI save to the extent that the event arose (in the case of an event under Clause 4.7.3 only) as a result of any breach of this Agreement by CTI. Accordingly, CTI shall have no liability to the extent delay arises from such events, whether under Clause 6.1 or otherwise, to pay any Delay Rebate, damages or other compensation to BDB as a result of the relevant Station not being ready for Operational Service by the Ready for Service Date as a result of such events and that Ready for Service Date shall be extended to the earliest practicable Amended Site Service Date on which BDB requires and CTI can, using its best endeavors, make the Station available for Operational Service in the light of the relevant event. The provisions of Clause 5 shall apply to determine whether the relevant Station is ready for Operational Service by the Amended Site Service Date.

4.8 The costs (subject to Clause 17.7) of circumventing or rectifying the consequences of the cause of delay set out in Clause 4.7 shall, save to the extent that the event arose (in the case of any event under Clause
      4.7.3 only) as a result of any breach of this Agreement by CTI be borne by BDB.

5.    TESTING

5.1 CTI shall, at its cost, test the Network and test each Station prior to its Ready for Service Date in accordance with Part I of Schedule 5 and all reasonable instructions of BDB. All Transmission Testing shall be conducted in accordance with any applicable law, licence or regulatory requirement (including, without limitation, the ITC Guidance Note on Test Transmissions).

5.2 Each Station shall be made available for testing prior to its Ready for Service Date as soon as reasonably required by BDB.

5.3 CTI shall provide BDB with reasonable advance notice of any Transmission Testing and BDB or its authorised representatives shall have the right to attend and monitor any Transmission Testing.

5.4 As soon as reasonably practicable before the Ready for Service Date for a Station. CTI will confirm to BDB that the Station is ready for Operational Service. Such confirmation shall be in writing and shall be accompanied by a full set of test results for each station showing that the Transmission Testing has been completed successfully. A Station shall be ready for Operational Service when it has satisfied the Transmission Testing.

5.5 BDB shall have the right to verify the results of the Transmission Testing. The costs of such verification shall be met by BDB save where such verification reveals that the Station in question has not satisfied the Transmission Testing in which case the costs of the verification and any subsequent Transmission Testing shall be met by CTI.

5.6 Between the Ready for Service Date and the Actual Site Service Date of each Station CTI shall perform such Test Transmissions from that Station as may reasonably be requested by BDB such Test Transmissions to be carried out at such times and for such periods as BDB may reasonably require. The costs of the Test Transmissions shall be met by CTI. BDB shall provide such BDB Signals or other material as are agreed with CTI for the purpose of enabling Test Transmissions, to be carried out.

6.    CONSEQUENCES OF FAILURE TO ACHIEVE READY FOR SERVICE, DATES

6.1 Subject to Clauses 4.2 and 6.2, if any Station is not ready for Operational Service by the relevant Ready for Service Date, then CTI shall be liable to pay a Delay Rebate in an amount in respect of the relevant Station calculated in accordance with Part II of Schedule 7, for the period from noon on the relevant Ready for Service Date to the Actual Site Service Date. The Delay Rebate shall be credited against the Charges payable in respect of the first month of the Year following the Year in which the Ready for Service Date originally fell.

6.2 The Distribution Network for each Station shall be available for Operational Service no later than the Ready for Service Date for that Station. With respect to each Phase I Station, if the Distribution Services are provided using the Fibre Distribution Network, CTI shall use all reasonable endeavors to ensure that the Distribution Network for that Phase I Station is ready for Operational Service on the date falling [*] days before the Start of Service Date for that Phase I Station. For the purposes of calculating Delay Rebate, due solely to failure to make the Fibre Distribution Network for a Phase I Station available the Ready for Service Date for that Phase I Station shall be deemed to be the date [*] days before the Start of Service Date for that Phase I Station and CTI shall not be liable in breach of contract for any failure to have the Fibre Distribution Network for that Phase I Station ready for Operational Service prior to that date.

6.3 If BDB elects to employ the Satellite Distribution System pursuant to Clause 2.17, CTI shall ensure that the satellite space segment necessary to provide the Distribution Services is available for use by CTI as from a date to be agreed between the parties and, in any event, no later than 60 days prior to the first Start of Service Date.

7.    MODIFICATIONS TO EXISTING ANALOGUE TRANSMISSION SYSTEMS

7.1 CTI shall, at its own cost and in a proper manner carry out or procure that the work described in the Agreed Impact Schedule is carried out as requested in order to enable Operational Service to commence from each Station an the relevant Ready for Service Date and subject to Clause 7.3 in compliance with the Multiplex Licences and shall promptly carry out any other work agreed by BDB and CTI to effect changes required to the analogue transmitter network as a consequence of transmission on the frequencies allocated to the BDB Multiplexes.

7.2 In the event that any analogue modification works are required to overcome interference caused by or as a direct consequence of the Network to analogue television broadcast services in addition to those works identified in the Agreed Impact Schedule, then CTI will provide details of the works to be carried out, the costs and estimated duration of such works and such other information as BDB may reasonably require and CTI will, where required by BDB, carry out such works and meet the reasonable costs and expenses (provided that BDB shall not be charged more than its appropriate share) of the carrying out of such works agreed by BDB (the "EXPENDITURE").[*]

7.3 Nothing in this Agreement shall impose any obligation on CTI to carry out domestic returning or antenna alignment or to establish a help desk or similar facility to deal

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

       with queries or complaints from the general public in connection with the provision of the Services.

8.     SECURITY AND SITES

8.1 CTI will take and procure that its sub-contractors take all such security measures in relation to the Network (including, but not limited to at the Sites) as would normally be taken by an experienced distribution and transmission services provider including, but not limited to, security measures at the Stations to protect against forcible entry and damage by vandals and burglars using hand operated tools, including protection of doors and windows in Station buildings, protection of antenna feeders by scaled underground ducting, steel tube or trunking protection of feeds located above ground to a height above anti-climbing guards on the antenna support structures, and intruder alarms at all monitored unattended Stations. CTI shall regularly review the efficacy of such security measures and shall take additional security measures at Stations allocated high priority status by CTI as set out in Schedule 8, such additional security measures to include, without limitation, additional monitored security fencing and security cameras.

8.2 Where CTI is not the owner of a Site and the owner of that Site wishes to terminate CTI's right to use the Site, CTI will notify BDB of such intended termination as soon as reasonably practicable and shall consult with and where practicable pay due heed to any recommendations made by BDB. CTI shall, in any event make all necessary arrangements for the provision of a substitute station which shall become a Station for the purposes of this Agreement, subject to receiving the consent of ITC (and other relevant regulatory authorities) and BDB (such consent riot to be unreasonably withheld by BDB). CTI shall use all reasonable endeavors to ensure that this event does not give rise to a material deterioration of the level or quality of the Services.

9.     INDUSTRY LIAISON AND SPECTRUM MANAGEMENT

9.1    CTI will throughout the Term:

       9.1.1 work closely with BDB and all relevant third parties in providing its technical expertise and support (including, but not limited to, BDB's chosen systems integrator, the ITC, the Radiocommunications Agency. NTI., other relevant organisations, other multiplex distribution and transmitter network services operators, receiver, set top box and other equipment manufacturers) with a view to achieving the interoperability of services and equipment and the successful launch of digital terrestrial television in the UK;

       9.1.2 liaise with relevant organisations and groups such as the UK Digital Television Group;

       9.1.3 attend or be represented at relevant meetings (to the extent that CTI is permitted or invited to attend) relating to digital terrestrial television broadcasting; and

       9.1.4 assist BDB where reasonably requested in preparing written representations or submissions to regulators, industry or government bodies or working groups relating to the subject matter of this Agreement, including representations or submissions relating to digital terrestrial television broadcasting.

9.2 Throughout the Term, CTI will co-operate with and assist BDB where reasonably requested by it, in relation to questions of spectrum management or frequency clearances.

9.3 CTI will provide BDB with engineering advice on interference problems arising from the roll-out of the Transmission Network. CIT will at its own expense provide reasonable support to BDB equivalent to one CTI engineer (including vehicle if required) for two man years of effort.

9.4    CTI will at its own cost verify coverage of the Stations as set out in
       Schedule 4 Part IV until such time as the parties reasonably agree that measured coverage correlates with predictions.

9.5 Further support will be made available to BDB (if required) for an extra charge. This additional support will be charged on a rate card basis at the following 1997 rates (which rates are subject to annual percentage increase equal to the percentage increase in RPI over the previous twelve months):

       9.5.1   Engineer @: [*] per hour plus reasonable expenses;

       9.5.2   Survey Vehicles @: [*] each per day or [*] each per week; and

       9.5.3   Miscellaneous expenses (e.g. fuel, ferries, tolls) at cost.

10.    LICENCES

10.1 CTI shall, subject to Part VI of Schedule 2, at its own cost, obtain and maintain during the Term the TA Licences and the WTA Licences and all other consents and clearances of whatever nature required to enable it to lawfully perform its obligations under this Agreement (including, but not limited to, local planning authority approvals and relevant site sharing agreements in relation to any Third Party Sites) and CTI shall to the extent required to operate the Network and provide the Services comply with the terms of all such licences, clearances and consents and shall not do anything or omit to do anything which would cause such licences, clearances or consents to be suspended, avoided, adversely varied, revoked or not renewed.

10.2 BDB shall obtain and maintain at its own expense during the Term the BDB Multiplex Licences and all other consents and clearances required to enable it to perform its obligations under this Agreement and BDB shall, to the extent necessary to enable it to perform its obligations under this Agreement, comply with the terms of such licences and consents and shall not do anything or omit to do anything which would

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

       cause such licences, clearances or consents to be suspended, avoided, adversely varied or revoked.

11.    BDB SIGNALS

11.1 BDB shall supply the BDB signals to CTI in accordance with the Handover Requirements at the BDB interface.

11.2 In the event of interruption or degradation to the BDB Signals occurring prior to receipt of the BDB Signals at the BDB Interface, the onus shall be upon BDB to establish and remedy the cause, at its own cost. CTI shall not be held to be in breach of any of its obligations under this Agreement resulting solely from interruption or deterioration in the quality of transmission of the BDB Signals in such circumstances provided that CTI shall continue to transmit the BDB Signals to the extent it is able to do so, unless instructed to the contrary by BDB.

11.3 BDB will supply the BDB Signals in such form as is necessary to permit CTI to comply with the relevant provisions of the 1996 Act, the terms of the BDB Multiplex Licences, the WTA and the Telecomms Act and any other licence which governs the running of the Network.

11.4 Without limitation to the generality of Clause 11.3, BDB undertakes that the BDB Signals will not contain any material:

       11.4.1 which is defamatory, offensive or abusive or of an obscene or menacing character; or

       11.4.2 which constitutes a violation or infringement of the rights of any person (including but not limited to all intellectual property rights such as moral rights, rights of copyright or confidentiality) or infringement of any law.

Provided that any breach of this Clause 11.4 shall not give CTI the right to terminate this Agreement pursuant to Clause 18.

11.5 BDB warrants to CTI that it will perform its obligations under this Agreement in compliance with all applicable laws and legally binding regulations, directions, permissions, licences, waivers, consents, registrations. approvals and other authorities of competent authorities in the UK or elsewhere.

11.6 BDB will indemnify CTI against all losses, costs, claims, damages and expenses arising out of a breach of Clauses 11.4 or 11.5 (A "RELEVANT CLAIM").

11.7   If CTI becomes aware of a matter which might give rise to a Relevant
       Claim:

       11.7.1 CTI shall notify BDB immediately of the matter (stating in reasonable detail the nature of the matter and, if practicable, the amount claimed) and consult with BDB with respect to the matter; if the matter has become the subject of proceedings, CTI shall if the existence of the proceedings are known by it notify BDB within sufficient time to enable BDB to contest the proceedings before final judgment;

       11.7.2 subject to any bona fide binding obligations of confidentiality, CTI shall provide BDB and its advisers with reasonable access to CTI premises and personnel and use its reasonable endeavors to procure access to other relevant premises and personnel and to all relevant assets, documents and records that it possesses or controls for the purposes of investigating the matter and enabling BDB to take the action referred to in Clause 11.7.4;

       11.7.3 subject to any bona fide binding obligations of confidentiality, BDB may, at its cost, take copies of the relevant CTI documents or records, and photograph the premises or assets, specified in Clause 11.7.2. CTI shall use reasonable endeavors to procure any requisite consents to allow BDB to obtain copies of third party documents or records in its control or possession.

       11.7.4 CTI shall (subject to BDB indemnifying CIT against the cost or damages incurred thereby):

               (a) take any action and institute any proceedings, and give any information and assistance BDB may reasonably request to:

                    (i) dispute, resist, appeal, compromise, defend, remedy or mitigate the matter; or

                   (ii) enforce against a person (other than BDB) CTI's rights in relation to the matter; or

               (b) in connection with proceedings related to the matter (other than against BDB) use advisers chosen by BDB and, if BDB requests, allow BDB the exclusive conduct of the proceedings; and

               (c) not waive any defence or settle any claim without BDB's prior written approval (such approval not to be unreasonably withheld or delayed).

11.8 Nothing in this Clause 11 in any way restricts or limits CTI's general obligation at law to mitigate a loss which it may incur as a result of a matter giving rise to a claim pursuant to Clause 11.6.

11.9 Nothing in this Clause 11 shall impose any obligation on CTI to monitor the BDB Signals to ensure that they do not contain any material transmission of which would result in a breach of Clause 11.4.

11.10 In the event that BDB is required to suspend broadcasting of the BDB Signals as a result of any breach of Clause 11.4 or otherwise as the result of any applicable law, or regulatory requirement (including but not limited to compliance with a direction of the ITC) for any reason, CTI shall, upon receipt of written notification from BDB or earlier if pursuant to a legal requirement, suspend provision of the Services for the requisite period notified by BDB (or such longer period as necessary pursuant to the legal requirement) provided that in doing so CTI shall not incur any liability to pay Service Credits to BDB and BDB shall continue to pay (subject to Clause 17.9) the Charges for the Services in accordance with the provisions of Schedule 2.

12.    EQUIPMENT LOCATED AT BDB PREMISES

12.1   BDB will permit CTI to locate:

       12.1.1 Network Status System equipment comprising a personal computer and interface (with suitable electronic firewall systems installed) linked by data circuit to the TOC as described in
               Schedule 3 Part IIIa: and

       12.1.2  equipment to be installed in the CTI Area as described in
               Schedule 6 Part I:

       in such reasonably suitable location at BDB's Multiplex Centre as BDB my determine, free of charge and to connect the same to a power source provided at the cost of BDB.

12.2 CTI will be responsible and will otherwise procure at its own cost that the data circuit is monitored and the database and the software application and the other Equipment referred to in Clause 12.1 above are maintained for the duration of this Agreement.

12.3 Ownership of the Equipment referred to in Clause 12.1 shall remain vested in CTI. BDB shall nevertheless be responsible for the said Equipment once it is installed on BDB premises and BDB shall be responsible for the reasonable cost of replacing any part of the said Equipment that is damaged lost or stolen while in BDB's custody other than as a result of any act or omission on the part of CTI or its agents or contractors.

12.4 BDB shall grant CTI and its authorised sub-contractors all reasonable access to the Equipment referred to in Clause 12.1 during normal business hours for the purpose of installing, inspecting, maintaining, renewing, upgrading and removing the said Equipment from the Multiplex Centre, as necessary. CTI shall itself and shall procure that its sub-contractors, comply with all applicable Health and Safety legislation and regulations and any code of practice or safety at work rules operated by BDB or the occupier of the Multiplex Centre in respect of the Multiplex Centre and all other reasonable instructions of BDB or such owner or occupier of the Multiplex Centre.

13.    CONTRACT MANAGEMENT, REVIEW OF SERVICES AND DISPUTES

       CONTRACT MANAGEMENT

13.1 BDB and CTI will meet, at regular intervals with such frequency as may be reasonably required by BDB, for the purposes of project planning, discussing and reviewing the provision of the Services and, In particular, the progress of the rollout plans. CTI shall provide project planning information to BDB with such frequency and in such form as BDB may reasonably request.

       Service Management Board

13. CTI and BDB will establish a Service Management Board (the composition of which shall be agreed between CTI and BDB) to deal with all major matters concerning the amendment, or the reviewing of the operation, of this Agreement. The Service Management Board will consist of two or more representatives of each party. The Service Management Board will meet at least once a Year, or at such other times as is agreed between the parties or is required under the terms of this Agreement. The Service Management Board's remit will be as follows:

       13.2.1 not less frequently than every three years during the Term to perform a technical review of the Equipment comprised in the Network and equipment available in the market. Where opportunities are identified to operate the Services more cost efficiently, the parties will co-operate in good faith and where practicable CTI will, if required by BDB, take advantage of such opportunities, provided neither party is disadvantaged as a result;

       13.2.2 to attempt to resolve any disputes that may arise between the parties;

       13.2.3 to consider and plan for the implementation of new services and any Additional Stations; and

       13.2.4  any other matters which the parties may agree from time to time.

       Disputes

13.3 Any complaints, disputes or problems (each an "Issue") relating to this Agreement will be escalated as set out in this Clause 13.3:

       13.3.1 if an Issue is not resolved to the satisfaction of either party within 30 days of both parties having first been aware of it, then either party may refer the Issue to the Service Management Board;

       13.3.2 if an Issue is referred to the Service Management Board, then each party must procure that their representatives on the Service Management Board discuss the issue in good faith at the next meeting of the Service Management Board with a view to resolving it. Either party may convene a meeting of the Service Management Board to be held within 14 days of an Issue being referred to it. If the Issue is not resolved to the satisfaction of either party within 7 days of the meeting of the Service Management Board, then either party may refer the Issue to the Director of Options of BDB, in the ease of BDB ("THE BDB NOMINEE") and to the Chief Operating Officer of CTI in the case of CTI ("THE CTI NOMINEE");

       13.3.3 if the Issue is referred to the BDB Nominee and the CTI Nominee, then each party must procure that their representatives discuss the Issue in good faith as soon as reasonably practicable and in any event, within 14 days of the meeting of the Service Management Board referred to in Clause 13.3.1;

       13.3.4 if an Issue which relates solely to matters of an engineering or technical nature is not resolved pursuant to Clause 13.3.3, either party may refer it (with a request that the person appointed does not have a conflict of interest) for adjudication to the President for the time being of the Institution of Electrical Engineers, or his nominee. The President or his nominee shall act as an expert, not an arbitrator. The party referring any Issue for adjudication must deliver to the expert and the other party a notice setting out the matters in dispute and any relevant supporting evidence. The other party shall be entitled to reply to the notice and such evidence, delivering such reply to the expert and the party referring the Issue. Otherwise, the expert shall be entitled to decide on the procedure he or she wishes to adopt. Any determination of the expert must be in writing and shall be final and binding on both parties failing any manifest error on the face of the decision. Unless the expert determines otherwise, both parties will bear their own costs of the determination and half the costs of the expert;

       13.3.5 if an Issue which does not relate solely to matters of an engineering or technical nature is not resolved pursuant to Clause 13.3.3, either party may refer it to mediation in accordance with the Centre for Dispute Resolution procedures then in force. The other party shall not be obliged to attend such mediation. If after 30 days of the matter being referred to mediation or if either party believes that mediation has not resolved the Issue or it believes that it is not appropriate to resolve the issue by mediation or the other party has refused to attend mediation, then either party may proceed to litigation. Unless agreed otherwise, each party will bear their own costs of the mediation and half the costs of any third party involved;

       13.3.6 except where clearly prevented by the nature of the Issue, the parties shall continue performing their respective obligations under this Agreement while any Issue is escalated in accordance with this Clause 13.3. Without prejudice to the generality of the foregoing, BDB shall continue to pay the Charges.

14.    PERFORMANCE MONITORING AND REPORTING

       Network Status System

14.1 CTI shall supply, install and maintain a Network Status System, (a description of the functionality of which is set out in Part IIIA of
       Schedule 3 and Part II of Schedule 6), which shall provide substantially similar information regarding the status of the Network as Is available to CTI, at the location described in Clause 12.1 or such other location within the UK as BDB may reasonably direct. The Network Status System shall give an overview of the entire Network indicating the current status of the Distribution Network, the Transmission Network and all the Stations.

       Monitoring

14.2 CTI shall monitor, control and report on the transmission of the BDB Signals against the Technical Specification.

14.3 CTI shall immediately notify the BDB Representative of any Transmission Fault in relation to the Services and shall, as soon as reasonably practicable, issue a Fault Report in the form reasonably prescribed by BDB (to include, without limitation, a fault number, the time the Transmission Fault occurred, the nature of the Transmission Fault and the anticipated time it will take to remedy the Transmission Fault).

14.4 CTI shall respond to any Transmission Faults of which it becomes aware (whether through its monitoring of the Services, as a result of such Transmission Faults being reported to it by BDB or otherwise), as soon as reasonably practicable, within the Response Times.

14.5 CTI shall monitor the quality of the BDB Signals received at the BDB Interfaces. CTI shall, as soon as reasonably practicable, notify the BDB Representative where any signal interruption or degradation is identified at the BDB Interface and where requested by BDB will provide reasonable assistance to BDB, at BDB's cost, in establishing and remedying its cause.

14.6 Notices issued by CTI pursuant to Clauses 14.3 and 14.5 shall be delivered via telephone in the first instance, and confirmed by e-mail/fax to the BDB Representative at the Multiplex Centre or such other number and address as BDB may notify to CTI for the purpose.

       Performance Reporting

14.7 CTI shall produce a monthly performance review report relating to its compliance with the Technical Specification in the previous month. The report shall be provided in such format as BDB may reasonably require and shall, in particular, set out the following:

       14.7.1 a list of all Transmission Faults that have occurred during the period covered by the report (including those which are not to be taken into account in calculating Accountable Availability);

       14.7.2 a separate list of all Transmission Faults which are to be taken into account in calculating Accountable Availability which have occurred during the period covered by the report together with the actual response times and correction times; and

       14.7.3 such other information as may reasonably be requested by BDB from time to time.

14.8 The report required under Clause 14.7 shall be sent to the BDB Representative within seven days of the end of each month.

       Annual Reporting

14.9 On or before 1st February in each Year (or on such other date as may be agreed between the parties), CTI will provide to BDB an annual written report to be prepared at CTI's cost which:

       14.9.1 describes the provision of the Services (including performance changes and improvements of the Service) made during the last Year;

       14.9.2 contains information concerning technological developments in telecommunications and broadcasting which are relevant to the provision of the Services:

       14.9.3  includes an executive summary; and

       14.9.4 is otherwise in such format and contains such material as BDB may reasonably request.

       DTT Surveys

14.10 CTI will provide BDB with a Reception Survey in respect of Stations when they are ready for Operational Service in such format as is described in
       Schedule 4 Part IV. Nothing in this Agreement shall constitute any warranty, representation or obligation on the part of CTI as to the size of population actually capable of receiving the BDB Signals transmitted by CTI under this Agreement.

       Performance Database

14.11 Source material relevant to monitoring shall be recorded by CTI in an electronic database (THE "PERFORMANCE DATABASE") which will be archived monthly and the data kept for six years from the end of the Year to which the material relates, CTI shall provide BDB and its authorised representatives with reasonable access to the Performance Database.

15.    MAINTENANCE

15.1 Without prejudice to CTI's obligations to provide the Services on the terms of this Agreement:

       15.1.1 CTI shall ensure throughout the term of this Agreement that it has all necessary equipment, facilities, resources and services to be able to provide the Services as described in Schedule 4
               Part III;

       15.1.2 CTI shall be entitled to interrupt the Services or to depart from the Technical Specification in any life threatening or property threatening emergency for the purposes of safety or if it is necessary to do so for essential maintenance at any of the Stations provided that CTI shall use all reasonable endeavours to reduce the impact of such emergency or essential maintenance works or repairs on the provision of the Services (including, without limitation, by performing such essential maintenance works or repairs at times when the audience for the services transmitted from the relevant Stations are low);

       15.1.3 CTI may also interrupt the DTT Transmission Services or depart from the Technical Specification in order to carry out any planned installation works on the antenna support structures at any of the Stations;

       15.1.4 CTI shall provide to BDB a schedule of planned maintenance on antennas and structures on a rolling twelve month basis as set out in Schedule 4 Part III;

       and, save in cases of emergency, CTI will use all reasonable endeavours to agree times and duration of any interruption or impairment of the Services with the BDB Representative and use all reasonable endeavours to minimise the duration of any such interruption or impairment.

15.2 In cases where the Services are provided from a Third Party Site, BDB acknowledges that CTI may be required by the Site Owner to interrupt the DTT Transmission Service from the Third Party Site, on reasonable prior notice in the case of planned access or without notice in cases of emergency, so that safe access may be gained to any mast or the Equipment at the Third Party Site. CTI shall procure that the Site Owner does not interrupt, or require CTI to interrupt, the BDB Transmission Service in such circumstances save:

       15.2.1  in the event of any life or property threatening emergency;

       15.2.2 where any interference caused by the Equipment is creating significant degradation to the services of the users of the Third Party Site and the degradation still exists after the Site Owner has taken all reasonable measures to contact and inform CTI of such degradation and, where practicable to do so, the Site Owner has allowed CTI a reasonable period to remedy any such Interference;

       15.2.3 it is required to do so by the Department of Trade and Industry (or its statutory successor or equivalent); or

       15.2.4 with the agreement and at the request of CTI (which shall not be forthcoming without BDB's consent, such consent not to be unreasonably withheld or delayed)
      and CTI shall further procure that, where practicable, such interruptions occur at times and for duration reasonably agreed with BDB and during periods when the audience receiving the BDB Signals is anticipated to be low.

15.3 In the case of a Transmission Fault which cannot be dealt with by remote control, CTI shall ensure that the time from the occurrence of the Transmission Fault until the time an Engineer attends at the site of the Transmission Fault or other impairment does not exceed the relevant Response Time.

15.4 CTI shall ensure that action is taken to rectify any Transmission Fault or other impairment as soon as practicable after the time of the occurrence of the Transmission Fault or other impairment.

15.5 CTI shall obtain, commission and provide at CTI's expense the Emergency Reserve Equipment and the Disaster Recovery Systems and such other equipment and services as would normally be held by a prudent distribution and transmission services operator to restore distribution and transmission services similar to the Services in the event of loss of the same.

15.6 CTI shall permit BDB or its authorised representative by reasonable prior arrangement to visit any of the Stations accompanied by a representative of CTI, for the purpose of inspecting that part of the Network located there. In such circumstances CTI shall be entitled to invoice BDB, as an additional charge, its reasonable attendance costs of a member of the local maintenance team calculated in accordance with CTI's standard ratecard. This charge shall not apply before the Start of Service Date of each Station. BDB shall itself and shall procure that its subcontractors, comply with all applicable Health and Safety legislation and regulations and any code of practice or safety at work rules operated by CTI (or NTL) at the applicable Station.

16.   CHANGE CONTROL

16.1 Except as expressly set out in this Agreement, any changes to this Agreement or any of the Services proposed by CTI shall be dealt with in accordance with Schedule 1, Part I.

16.2 Except as expressly set out in this Agreement, any changes to this Agreement or any of the Services proposed by BDB shall be dealt with in accordance with Schedule 1, Part II.

17.   CHARGES, SAVINGS, PAYMENT AND BILLING

      Charges and Payment for the Services

17.1 In consideration for the satisfactory performance by CTI of its obligations under this Agreement BDB shall pay the Charges (in Pounds Sterling) in accordance with the payment timetable and instalment provisions set out in Schedule 2.

17.2 Upon this Agreement coming into full force and effect, Advance Payments paid by BDB pursuant to the Pre-Contract Funding Agreement shall be set off against the equivalent monthly charges which would have been payable pursuant to this Agreement had this Agreement been in full force and effect from the date hereof.

17.3 In the event that the Commencement Date occurs between 1 October 1998 and 31 December 1998 and in consequence CTI incurs any material additional operational expenditure over the Term, BDB shall bear the cost of such increase, the method of recovery to be determined under the Change Control Procedure. If this Agreement has not become unconditional in accordance with its terms prior to 1 January 1998, then:

      17.3.1 In the event that the Term will extend beyond 31 December 2010, for the period commencing 1 January 2011 until the expiry of the Term ("RELEVANT PERIOD"), CTI shall be entitled to recover Charges at a fair market price in respect of the Relevant Period to be agreed between the parties. In default of agreement between the parties as to fair market price, the provisions of Clauses 18.2 and 18.3 shall apply mutatis mutandis as if references in those Clauses to the Extended Term were references to the Relevant Period; and

      17.3.2 the Charges shall be adjusted by an amount equal to any bona fide material overall variation (A "COSTS VARIATION") to CTI's third party costs or operational costs relating to the provision of the Services to be agreed by the parties. In default of agreement between the parties as to the amount of that Costs Variation, the provisions of Clauses 18.2 and 18.3 shall apply mutatis mutandis as if references in those Clauses to the Extended Period were references to the Relevant Period and references to fair market price were to the Costs Variation.

17.4 The Charges are based on the provision of the Services and the roll-out of the Stations as set out in this Agreement. If the roll-out of the Stations is revised, the Charges shall be adjusted by CTI by an amount agreed pursuant to the Change Control Procedure.

17.5 CTI will operate a transparent open book approach to the provision of the Services, including, but not limited to, by providing BDB with access to CTI's information regarding CTI's costs in acquiring the Equipment, constructing or procuring the Network and providing the Services. Information provided under this Clause will be provided to BDB pursuant to Clause 17.6 or at such other times as reasonably requested by BDB.

17.6  [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

       Savings

17.7 Throughout the Term CTI will work with BDB, other multiplex licensees and equipment and service providers to seek to reduce CTI's costs in providing the Services. To the extent that any overall savings are achieved which have not (in respect of the Agreed Proportion thereof) been applied by CTI to defray increased or unforeseen costs in lieu of the Contingency Amount, CTI will reduce the Charges by an amount equal to the Agreed Proportion of such savings such reduction to be implemented in such a manner as to avoid financial disadvantage to CTI caused by any changes to the instalment payment of the Charges.

17.8 CTI shall use its reasonable endeavours to mitigate costs it may incur pursuant to Clauses 4.7 and 4.8 and, if CTI makes an overall saving in its costs as a result of a delay pursuant to Clause 4.7 such overall savings shall be passed in their entirety on to BDB by way of a reduction to the Charges the manner of implementation of which shall be agreed through the Change Control Procedure.

17.9 If CTI makes any overall saving in its costs as a result of the suspension of the provision of the Services pursuant to Clause 11.10, it shall pass on the benefit of such overall savings to BDB in its entirety by way of a reduction to the Charges, the manner of implementation of which shall be agreed through the Change Control Procedure.

       Invoices

17.10 CTI will invoice BDB monthly in arrears, with invoices to be issued at the end of each month. The first such invoice will be issued at the end of the first full month since this Agreement became unconditional in accordance with its terms. All invoices will be addressed to Director of Operations, at the address in Clause 24.

17.11 Each invoice rendered by CTI shall be accompanied by such billing information and be in such format as BDB may reasonably require and as may be required by law or regulatory requirements.

17.12 Except in the event of a disagreement as to the amount due, correctly prepared and submitted invoices shall be paid by BDB on the 13th day following the date of CTI's invoice (the "DUE DATE"). Invoices shall be payable by electronic funds transfer to Royal Bank of Scotland plc, Corporate Banking Office, P.O. Box 450, 5-10 Gt. Tower Street, London, EC3P 3HX (account no. 20071038, sort code 16-04-00) or in such other manner as CTI may reasonably direct and shall be paid in full, subject only to Clause 17.14, without any withholding, set-off or deduction whatsoever.

17.13 CTI may charge interest on outstanding amounts payable to CTI from the Due Date until payment in full is received by CTI at a rate equal to 2 per cent. per annum above the base lending rate of the Royal Bank of Scotland plc as current from time to time whether before or after judgement. Interest accrues daily and will continue to accrue on any unpaid amounts notwithstanding termination of this Agreement for any cause.

17.14 Subject to Schedule 7, if any Service Credits or Delay Rebate are payable hereunder, such Service Credits and Delay Rebate shall be deducted from the Charges by an adjustment made by CTI to the first payment due in respect of the Year following the Year in which the Service Credits or Delay Rebate accrued. Any Service Credits or Delay Rebate payable in respect of the final Year shall be paid by CTI to BDB no later than 30 days after the termination or expiry of this Agreement.

18.    TERM, TERMINATION AND SUSPENSION

       Commencement and the Term

18.1 This Agreement shall come into force as provided in Clause 2.1 and unless terminated earlier shall continue in force for the Term.

18.2 BDB shall have the option to extend the Term for a further period of not less than 6 years but not exceeding 12 years (the "EXTENDED TERM") by giving notice in writing to CTI not less than 12 months' prior to the expiry of the Term. Such Extended Term to be on the then current terms of this Agreement save that the Charges shall be revised to a level agreed by the parties to represent a fair market price for the Services to be provided during the Extended Term having regard amongst other things to the availability of the existing Network and Equipment and any expected replacement costs thereof.[*]

18.3   [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

       Termination

18.4 Subject to Clause 18.5, if either party is in material breach of this Agreement (the "BREACHING PARTY"), the other party may, by notice in writing, terminate this Agreement by giving three months' prior written notice.

18.5 In the case of a material breach of this Agreement which is remediable, the other party may serve a notice on the Breaching Party giving details of the breach and requiring it to remedy the breach within 30 days of receipt of the notice. If the Breaching Party fails to remedy the breach within the period specified in the notice then the other Party may terminate this Agreement by giving two months' prior written notice during which BDB, if the other party, may suspend taking the Services and payment of the Charges to CTI.

18.6 BDB may terminate this Agreement on 30 days written notice if any TA Licences are suspended or revoked thereby preventing the lawful performance by CTI of this Agreement.

18.7 In the event of a suspension or revocation of a right to use a frequency under a WTA Licence:

       18.7.1 CTI shall endeavour to reverse the effect of the suspension or revocation;

       18.7.2 if CTI cannot implement Clause 18.7.1, the parties shall attempt to agree on whether to exclude the affected Station from the Services and the consequent reduction in the Charges; and

       18.7.3 in the event that neither of the above are achieved within 30 days or any longer period reasonably agreed by the parties, BDB may terminate this Agreement on 30 days written notice provided that the effect of the suspension or revocation is such as to cause the ITC to revoke or threaten to revoke the Multiplex Licences or otherwise has the effect that BDB is deprived of revenue equivalent to three month's worth of Relevant Revenue. For the purpose of this clause Relevant Revenue means 2% of BDB's revenue for the twelve months preceding the event.

18.8 Either party may terminate this Agreement with immediate effect by written notice if:

       18.8.1 a liquidator, administrative receiver, administrator or receiver is appointed (other than for the purpose of an amalgamation or reconstruction, the terms of which have been previously approved by the party having the right to terminate (such approval not to be unreasonably withheld or delayed in the case of a solvent amalgamation or reconstruction)) in respect of the whole or a material part of the assets and/or undertaking of the other party; or

       18.8.2 the other party enters into an arrangement or composition with its creditors, or if it becomes unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986.

       Suspension

18.9 CTI may suspend provision of the Services in whole or in part until further notice on notifying BDB in writing with immediate effect from receipt by BDB of the notice on the occurrence of any of the following (a "SUSPENSION EVENT"):

       18.9.1 BDB is in material breach of this Agreement which, in the case of a breach capable of remedy, BDB has failed to remedy within 30 days of receipt of notice from CTI to do so; or

       18.9.2 any licence required by law to be held by BDB is cancelled, revoked, not renewed, suspended or otherwise terminated by the relevant licensing body thereby preventing the lawful performance by CTI of this Agreement;

       18.9.3 The suspension of this Agreement is required in order to comply with a mandatory order, instruction or request of any government minister, The Home Office, The Channel Islands, Isle of Man Authorities, an emergency services organisation or any other competent administrative authority.

       Provided that BDB will nevertheless remain liable for its payment obligations under the Agreement (subject to CTI mitigating its losses) and CTI's right to suspend the provision of the Services pursuant to this Clause shall only apply in respect of any particular Station or BDB Multiplex to the extent that and for so long as the Suspension Event occurred in respect of that Station or BDB Multiplex. Subject to BDB continuing to meet its payment obligations as aforesaid CTI agrees that the right of suspension, where exercised, shall be CTI's sole remedy for any breach in respect of which the right to suspend has been exercised. If CTI makes any overall savings, in its costs as a result of suspension pursuant to this Clause 18.9 it shall pass the benefit of these savings to BDB by crediting such saving as a reduction in the Charges, the manner of implementation of which shall be agreed through the Change Control Procedure.

       Consequences of Termination

18.10 Expiration or termination for whatever reason of this Agreement will not affect any rights of the parties which have accrued prior to its expiration or termination including, without limitation, any right to claim damages for breach of this Agreement.

18.11 If pursuant to Clauses 18.4, 18.5, 18.7, 18.8 or 20.2 BDB becomes entitled to and does exercise its right to terminate this Agreement it may also exercise a right to purchase Exclusive Equipment in accordance with and subject to the provisions of Schedule 10.

19.    WARRANTIES

19.1 Each party warrants to the other that it has full power and authority to enter into and perform its obligations under this Agreement.

19.2 CTI warrants to BDB that the use of the Network and the Services by BDB in accordance with this Agreement will not place BDB in breach of any law, regulation, direction, permission, waiver, consent, registration, approval or other authorisation.

20.    FORCE MAJEURE

20.1 If a party (the "AFFECTED PARTY") is prevented, hindered or delayed from or in performing any of its obligations under this Agreement by a Force Majeure Event:

       20.1.1 the Affected Party's obligations under this Agreement are suspended from notification of the event in accordance with Clause 20.1.2 while the Force Majeure Event continues but only to the extent that it is so prevented, hindered or delayed:

       20.1.2 immediately after the start of the Force Majeure Event the Affected Party shall notify the other party in writing of the Force Majeure Event, the time and date on which the Force Majeure Event started and the effects of the Force Majeure Event on its ability to perform its obligations under this Agreement;

       20.1.3 the Affected Parry shall make all reasonable efforts to mitigate the effects of the Force Majeure Event on the performance of its obligations under this Agreement; and

       20.1.4 immediately after the end of the Force Majeure Event, the Affected Party shall notify the other party in writing that the Force Majeure Event has ended, the duration of the Force Majeure Event, and shall resume performance of its obligations under this Agreement.

20.2 As soon as reasonably practicable and in any event within 48 hours following notification by CTI of a Force Majeure Event CTI shall develop and provide to BDB an outline plan of action for overcoming the Force Majeure Event and a timetable for implementation thereof for consideration by BDB. If such plan is acceptable to BDB, CTI shall proceed to implement such plan provided that BDB may terminate this Agreement by giving not less than 10 days written notice if such plan is not successfully implemented so as to end the Force Majeure Event within the timescales agreed. If the parties fail to agree an outline plan or CTI fails to meet the said agreed timescales the parties shall, through the Change Control Procedure and subject to regulatory consents, attempt to agree to vary the Services and the Charges, and in default of such agreement within such timescales as BDB shall reasonably determine then BDB shall be entitled to terminate on 30 days prior written notice.

21.    LIABILITY AND INSURANCE

21.1 Each party shall maintain appropriate insurance against any loss, damages, claims or actions arising out of the performance by it of its obligations under this Agreement from:

       21.1.1  personal injury or death;

       21.1.2  public liability; and/or

       21.1.3 any other liability for which either is required by law to insure.

21.2 Service Credits shall be payable by CTI in the manner calculated as set out in Schedule 7.

21.3 BDB's entitlement to Delay Rebate and Service Credits of all Stations in any twelve month period shall not exceed [*] in aggregate. For the avoidance of doubt, nothing in this Clause 21.3 shall prevent BDB from claiming damages in respect of any breach of this Agreement which might otherwise have given rise to an entitlement to a Delay Rebate or Service Credits.

21.4 CTI's total aggregate liability in respect of all claims made under or in connection with this Agreement (including Services Credits and Delay Rebates) arising out of any event or series of events in any Year will be limited to an aggregate amount equal to [*] as set out in Schedule 2 Table 1, whether such liability arises in contract, tort, negligence, misrepresentation, breach of statutory duty or otherwise howsoever.

21.5 CTI shall not be liable to BDB for loss of profits or for any indirect, special, incidental or consequential loss whatsoever arising out of its performance of or failure to perform this Agreement, whether in contract, tort, negligence, misrepresentation, breach of statutory duty or otherwise howsoever.

21.6 Nothing in this Agreement shall exclude CTI's liability for death or personal injury caused by its negligence.

21.7 BDB shall not be liable to CTI for loss of profits or for any indirect, special, incidental or consequential loss whatsoever arising out of its performance of or failure to perform this Agreement, whether in contract, tort, negligence, misrepresentation, breach of statutory duty or otherwise howsoever provided that this Clause 21.7 is not intended to and shall not operate to deprive CTI of damages calculated on the basis of

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

       the revenue it would have earned from BDB under this Agreement but for a breach by BDB of this Agreement.

21.8 Nothing in this Agreement shall exclude BDB's liability for death or personal injury caused by its negligence.

22.    ASSIGNMENT AND SUB-CONTRACTING

22.1 This Agreement is personal to the parties hereto and neither may assign, transfer, charge or deal in any other manner with this Agreement other than as expressly set out below except that CTI shall be entitled to assign its rights to payments under this Agreement by way of security to any person providing finance to it or to any member of its Group subject to receiving BDB's prior written consent (such consent not to be unreasonably withheld).

22.2 Each of CTI and BDB shall be entitled to assign this Agreement to any wholly-owned subsidiary provided that:

       22.2.1 the transferor procures that the transferee is bound by a direct covenant with the other party to observe all the terms of this Agreement and the obligations of the transferor contained in this Agreement if the transferee were a party to this Agreement; and

       22.2.2 if any transferee ceases to be a wholly-owned subsidiary of the transferor, this Agreement will be transferred back to the transferor, or to a wholly-owned subsidiary of the transferor.

22.3 BDB may on notice to CTI assign this Agreement to any person holding a valid licence to provide multiplex services over the BDB Multiplexes providing that the proposed assignee enters into an legally binding covenant with CTI to be bound by and perform the obligations of BDB under this Agreement from the date of the assignment as if the assignee were party to this Agreement in place of BDB.

22.4 CTI may, with BDB's prior written consent, sub-contract any of its obligations under this Agreement (such consent not to be unreasonably withheld) providing that CTI procures that the sub-contractor complies with CTI's obligations under this Agreement as if it were a party to this Agreement in place of CTI. Nothing in this Clause 22.4 will relieve CTI of any of its liabilities or obligations under this Agreement.

23.    INFORMATION AND CONFIDENTIALITY

23.1 Each party agrees and undertakes that during the Term, and thereafter, it will keep confidential and will not use for any purposes other than as contemplated in this Agreement or, without the prior written consent of the other, disclose to any third party the terms of this Agreement or any information of a confidential nature which is supplied to it under this Agreement or of which it becomes aware in the performance of this Agreement unless:

       23.1.1 such information is required to be disclosed to the respective financiers of CTI or BDB, to members of their respective Groups or their shareholders, subject in each case to such companies or individuals agreeing that the information shall be confidential in terms substantially similar to this Clause 23.1;

       23.1.2 such information is public knowledge, or subsequently becomes public knowledge, other than by breach of this Agreement;

       23.1.3 such information subsequently comes lawfully into the possession of the party in question from a third party; or

       23.1.4 the disclosure of such information is required pursuant to law, by any court of competent jurisdiction or any regulatory authority, including any recognised stock exchange or any taxation authority.

23.2 To the extent that it is necessary to disclose confidential information pursuant to the provisions of this Clause 23.2 or otherwise as is necessary to implement the provisions of this Agreement, either party may disclose any confidential information concerning this Agreement to its employees, agents, professional advisers or authorised sub-contractors on a "need-to-know basis"; provided that before any such disclosure such party shall make such persons aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by such persons with these obligations of confidentiality as if they were party to their Agreement.

23.3 CTI may not refer to this Agreement in any publicity or advertising material without first obtaining BDB's written consent.

24.    NOTICES

24. Any notice to be served by either party shall be in writing and shall be sent to the following addresses:

       CTI:    Chief Executive Officer
               CTI
               Warwick Technology Park
               Gallows Hill
               Heathcote Lane
               Warwickshire CN34 6TN
               Fax No: 01926 416026

               Copy to: Nick Davies
               CTI
               Warwick Technology Park

               Gallows Hill
               Heathcote Lane
               Warwickshire CN34 6TN

     BDB:      Director of Operations
               British Digital Broadcasting
               c/o 25 Knightsbridge
               London SWIX 7RZ
               Fax No: 0171 663 6330

               Copy to: Company Secretary
               British Digital Broadcasting
               c/o 25 Knightsbridge
               London SWIX 7RZ
               Fax No: 0171 663 6330

24.2 Any notice, invoice or other document which may be given by either party under this Agreement will be deemed to have been duly given if left at or sent by post (whether by letter or, where the parties agree in writing, in any other form) or facsimile transmission to the address and fax numbers to any other address or fax number to each other in writing in accordance with this Clause as an address to which notices, invoices and other documents may be sent. Any such communication will be deemed to have been made to the other party:

      24.2.1  if sent by hand, when delivered;

      24.2.2 if sent by post, 48 hours after the envelope containing such notice was posted; or

      24.2.3 if sent by facsimile, when the transmission of the facsimile is confirmed delivered complete, if delivered on a Business Day, or, if not, at 9.30 a.m. (British Standard Time) on the next Business Day following transmission.

24.3 It is further agreed that notices sent by facsimile will also be confirmed by sending a signed copy by hand or by post, the copy to be posted or delivered within 24 hours of sending the facsimile.

25.   [*]

25.1  [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

25.2  [*]

25.3  [*]

25.4  [*]

25.5  [*]

25.6  [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

25.7  CTI shall operate this Agreement in good faith.

26.   RESTRICTIVE TRADE PRACTICES

26.1 If there are provisions of this Agreement (or of an agreement, or arrangement of which it forms part) by virtue of which particulars of this Agreement (or of an agreement of which it forms part) are, at the date of this Agreement required to be furnished to the Director General of Fair Trading under the Restrictive Trade Practices Acts 1976-1977:

      26.1.1 The parties shall ensure that those particulars are furnished as soon as possible and in any event within the time specified by those Acts; and

      26.1.2 Those provisions do not take effect until the day after those particulars have been furnished.

27.   GENERAL

27.1 The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of any other right or remedy. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

27.2 A variation or amendment of this Agreement is valid only if it is made in writing and signed by or on behalf of each party.

27.3 Except where this Agreement provides otherwise, the rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

27.4 A party has no authority or power to bind, to contract in the name of, or to create a liability for the other party in any way or for any purpose.

27.5 This agreement together with the Equipment Purchase Agreement between Granada Group PLC, Carlton Communications pie and Castle Transmission International Ltd of even date herewith supersedes any previous written or oral agreement between the parties in relation to the matters dealt with in this Agreement including the

      Memorandum of Understanding dated 4th August 1997 and, together with the Schedules and Annexures and any document incorporated by reference herein, contains the whole agreement between the parties relating to the subject matter of this Agreement.

27.6 The invalidity or unenforceability of any individual provision(s) of this Agreement shall not affect any other provision herein or render this Agreement invalid or unenforceable.

27.7 This Agreement is made between principals and shall not be deemed to create any partnership between the parties and neither party shall hold itself out as agent or partner of the other except as specifically contemplated under this Agreement.

27.8 In the event of any inconsistency between the general provisions of this Agreement and any of the provisions contained in any of the Schedules, attachments, annexures to it or to documents or agreements referred to in this Agreement, the provisions of this Agreement shall take precedence.

28.   VALUE ADDED TAX

28.1 All sums due to either party under this Agreement are exclusive of VAT thereon, if any, which shall be charged in addition thereto in accordance with the relevant law in force at the time of making the relevant taxable supply and shall be payable by the paying party only against receipt from the other of a valid VAT invoice in respect thereof.

28.2 Where under this Agreement one party has agreed to reimburse or indemnify the other in respect of any payment made or cost incurred by the other, then the first party shall also reimburse any VAT paid by the other which forms part of its payment or costs incurred to the extent that such VAT is not available for credit for the other (or for the representative member of the other's VAT group) under sections 25 and 26 of the Value Added Tax Act 1994 (or any replacement or equivalent provision).

29.   JURISDICTION

      This Agreement will be governed by and construed and interpreted in accordance with English law, and the parties hereby submit to the exclusive jurisdiction of the English courts.

30.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts each of which when executed and delivered is an original, but all the counterparts together constitute the same document.

                                  SCHEDULE 1

                           CHANGE CONTROL PROCEDURE

PART I - CHANGES PROPOSED BY CTI

1. If CTI proposes any changes to this Agreement or any of the Services then CTI must submit to BDB a document (a "CHANGE REPORT") describing the suggested changes, and detailing:

     1.1  the reason for the proposed change;

     1.2 any impact the change may have on the timing for provision of any Services under this Agreement and whether, for example, but without limitation, it will have an effect on any Ready for Service Date and Start of Service Date;

     1.3 any impact the change would have on the costs of implementing and providing the Services and the Charges payable under this Agreement;

     1.4 a description of the benefits that the change would make to the provision of the Services, if any; and

     1.5 any other changes that would be required to any aspect of this Agreement if the change were implemented.

2. Within 10 Business Days of receipt by BDB of a notice under paragraph 1, BDB and CTI shall discuss in good faith the proposed change with a view to agreeing whether to amend this Agreement. Pending an agreed change this Agreement shall continue unamended.

3. CTI shall nominate a representative who will act as a single point of contact, and take responsibility for progressing change requests whether made by CTI or BDB.

PART II - CHANGES PROPOSED BY BDB

4.   If BDB at any time proposes changes to this Agreement or the Services then:

     4.1 Within 20 Business Days of receipt of a notice from BDB proposing a change, CTI must submit to BDB a Change Report detailing the matters set out in paragraphs 1.1 to 1.5 of Part I of this Schedule.

     4.2 Within 10 Business Days of receipt by BDB of a Change Report under paragraph 4.1 of Part II of this Schedule, the parties shall discuss in good faith the proposed change with a view to agreeing whether to amend this Agreement. Pending an agreed change this Agreement shall continue unamended.

     4.3 All change requests must be authorised by the BDB Director of Operations or his nominee from time to time notified to CTI.

                                  SCHEDULE 2

                                  THE CHARGES


PART I - SCHEDULE OF CHARGES

                         TRANSMISSION             TOTAL CHARGES
YEAR        [*]        SERVICES' CHARGES

            [*]         (Pounds)000S             (Pounds)000S
 1997       [*]                   [*]                       [*]

 1998       [*]                   [*]                       [*]

 1999       [*]                   [*]                       [*]

 2000       [*]                   [*]                       [*]

 2001       [*]                   [*]                    19,285

 2002       [*]                   [*]                    19,307

 2003       [*]                   [*]                    19,310

 2004       [*]                   [*]                    19,314

 2005       [*]                   [*]                    19,317

 2006       [*]                   [*]                    19,321

 2007       [*]                   [*]                    19,324

 2008       [*]                   [*]                    19,732

 2009       [*]                   [*]                       [*]

 2010       [*]                   [*]                       [*]

TOTAL       [*]                   [*]                       [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

PART II -  ANNUAL RPI INCREASES

The Charges set out in Part I of this Schedule (the "UNADJUSTED CHARGES") are shown before the effect of increases calculated in accordance with this Part II.

With effect from each anniversary of 1 January 1998 (the "REVIEW DATE") the Unadjusted Charges shall be subject to RPI review and shall be increased by an Adjustment Factor as set out below.

An "ADJUSTMENT FACTOR" is calculated for each calendar year starting with a value of 1 on 1 January 1998. The Adjustment Factor for the year commencing at each Review Date is calculated by increasing the Adjustment Factor for the previous calendar year by the Adjusted Rate of Inflation (as defined below). The Charges for the current calendar year are calculated by multiplying the figure for the Unadjusted Charges in respect of that year set out in Part I of this Schedule by the Adjustment Factor.

The "ADJUSTED RATE OF INFLATION" shall be calculated by [*] the Rate of
Inflation.

The "RATE OF INFLATION" shall be calculated as follows:

Rate of Inflation   =    A - B  x  100   (shown as a percentage amount)
                         -----
                           B

Where  A  =   RPI at 31 December, immediately prior to the Review Date

       B  =   RPI at 31 December, 12 months preceding the Review Date

All the above can be written as a formula:

Current year Charges  =  Unadjusted Charge set out in Part I of this Schedule x
                         Adjustment Factor

where:

Adjustment Factor     =

Adjustment Factor for previous calendar year  x  (1 + A - B  [*])
                                                      -----
                                                        B

and

Adjustment Factor for the first calendar year of the Term = 1

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

In the event that RPI is reset or no longer published, the above calculation will be replaced with an equivalent formula which will result in the same Adjusted Rate of Inflation as would have been achieved had the RPI remained available or not been reset as the case may be.

If in recalculating the Charges prior to the 5/th/ Anniversary of 1 January 1998 the Rate of Inflation shall exceed [*], but shall not exceed [*], then [*] shall be deemed to be the Rate of Inflation for the purposes of calculating the Charges for the year in question. If in such recalculation of the Charges, the Rate of Inflation shall exceed [*] then the parties shall renegotiate in good faith and on an open book basis the [*] deemed Maximum Rate of Inflation to be applied in calculating the relevant Charges.


PART III - [*]

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

PART IV - THE CONTINGENCY

The Charges have been calculated with the inclusion of an amount of [*] (the "CONTINGENCY AMOUNT").

The Contingency Amount is intended to be utilised by CTI in defraying unforeseen or increased costs to the extent that such increased or unforeseen costs have not be defrayed by CTI from savings pursuant to Clause 17.7. If by a date falling three months after the last Station comes into Operational Service (excluding any Additional Stations, unless otherwise agreed by the Parties) there shall remain unutilised any balance of the Contingency Amount in respect of any identified category of expenditure, the balance shall be utilised to provide a

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

reduction in the Charges in a manner to be agreed between the parties failing which it will be set off against the charges pro-rata for the remainder of the Term.


PART V - BASIS OF CHARGING [*]


PART VI - THE WTA LICENCE FEE

To the extent that any licence fees are payable by CTI in respect of any WTA Licences relating solely to the operation of the BDB Multiplexes:

1.1 shall exceed [*] per annum per BDB Multiplex then the Charges in respect of the year in which the WTA Licence fee is payable shall be increased by an amount equal to that excess; or

1.2 fall short of [*] per annum in the first full year following the last Station coming into Operational Service (excluding any Additional Stations, unless otherwise agreed by the parties) or any subsequent year in which the WTA Licence fee is payable per BDB Multiplex then the Charges in respect of that year that shall be reduced by an amount equal to the shortfall.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                    SCHEDULE 3 CONFIGURATION OF THE NETWORK

PART I - DISTRIBUTION

Multiplex distribution provides resilient terrestrial circuits from the Multiplex Centre to each of the 81 transmitting stations.

The circuits will be provided by BT on behalf of CTI, and will comprise diversely routed dual fibre circuits carrying three multiplexes to BT network access points. At these access points the BDB signals will be combined with those from other DTT multiplex operators for onwards delivery via a common network.

Interfaces will be provided at the Multiplex Centre to enable transport streams with different programming to be fed independently to six "macro regions". This facility will be provided for multiplexes B, C and D. The Stations within each macro region will be as for Multiplex 2 unless otherwise agreed by the parties through the Change Control Procedure.

NETWORK TECHNOLOGY & RESILIENCE

Terrestrial circuits will be designed to provide availabilities of 99.99% through the use of optical fibre circuits. This diversity will be maintained throughout the network, such that there are no common points of failure. At a few of the very remote sites, where the provision of dual optical fibre paths is not practicable, service may be provided on duplicated digital radio links, engineered to the same level of availability.

The network will consist of circuits providing connectivity from the local BT network nodes to the transmitter sites. These circuits will be provided specifically for this purpose on dedicated optical fibres. To maintain resilience upon the failure of a single incoming circuit, the line-termination plant will be configured to provide 'cross protection', such that upon the failure of one incoming circuit, the remaining diverse feed will feed both halves of the core network or transmitter input equipment.

A core national network, providing interconnection between the BT nodes, will be provided on existing BT digital line plant using SDH technology. The automatic re-routing capabilities of BT's SDH network will ensure that full diversity is restored automatically should any individual element of the core network fail.

TOPOLOGY

Although a common delivery network will be utilised, aggregation with other broadcasters signals will be carried out at BT network nodes, and BDB's signals will not be routed via any other broadcasters premises. The multiplexes, as originated from the Multiplex Centre, will be delivered to each of the primary sites listed below. Where any secondary Sites are shown these will be fed via the primary Sites, from the output of the SI processing equipment.

       SCHEDULE 3 - TABLE 1; SI Processing Primary and Secondary Stations
       ------------------------------------------------------------------


---------------------------------------------------------------------------------------------
   PRIMARY SITE                                  SECONDARY SITES
---------------------------------------------------------------------------------------------
Belmont             None
---------------------------------------------------------------------------------------------
Bilsdale            None
---------------------------------------------------------------------------------------------
Black Hill          Rosneath, Darvel, Torosay.
---------------------------------------------------------------------------------------------
Bluebell Hill       Dover.
---------------------------------------------------------------------------------------------
Caldbeck            None
---------------------------------------------------------------------------------------------
Caradon Hill        Plympton.
---------------------------------------------------------------------------------------------
Craigkelly          None
---------------------------------------------------------------------------------------------
Crystal Palace      Reigate, Guildford, Hemel Hempstead.
---------------------------------------------------------------------------------------------
Divis               Limavady, Brougher Mountain.
---------------------------------------------------------------------------------------------
Durris              Angus, Knockmore, Rosemarkie, Eitshal, Rumster Forest, Kellylang Hill,
                    Bressay.
---------------------------------------------------------------------------------------------
Emley Moor          Idle, Keighly, Oliver's Mount.
---------------------------------------------------------------------------------------------
Fremont Point       None
---------------------------------------------------------------------------------------------
Hannington          None
---------------------------------------------------------------------------------------------
Heathfield          Hastings.
---------------------------------------------------------------------------------------------
Huntshaw Cross      None
---------------------------------------------------------------------------------------------
Mendip              Ilchester Crescent, Kings Weston Hill.
---------------------------------------------------------------------------------------------
Midhurst            Whitehawk Hill.
---------------------------------------------------------------------------------------------
Oxford              None
---------------------------------------------------------------------------------------------
Pontop Pike         Fenham, Chatton.
---------------------------------------------------------------------------------------------
Redruth             None
---------------------------------------------------------------------------------------------
Ridge Hill          None
---------------------------------------------------------------------------------------------
Rowridge            Salisbury.
---------------------------------------------------------------------------------------------
Sandy Heath         None
---------------------------------------------------------------------------------------------
Selkirk             None
---------------------------------------------------------------------------------------------
Sheffield           Chesterfield.
---------------------------------------------------------------------------------------------
Stockland Hill      Beacon Hill.
---------------------------------------------------------------------------------------------
Sudbury             None
---------------------------------------------------------------------------------------------
Sutton Coldfield    Fenton, The Wrekin, Bromsgrove, Brierley Hill, Malvern, Larkstoke.
---------------------------------------------------------------------------------------------
Tacolneston         None
---------------------------------------------------------------------------------------------
Tunbridge Wells     None
---------------------------------------------------------------------------------------------
Waltham             Nottingham.
---------------------------------------------------------------------------------------------
Wenvoe              Pontypool, Aberdare, Kilvey Hill, Carmel, Presely, Blaenplwyf,
                    Llanddona, Moel-y-Parc.
---------------------------------------------------------------------------------------------
Winter Hill         Lancaster, Pendle Forest, Storeton, Saddleworth.
---------------------------------------------------------------------------------------------

The transmitter input system at the secondary sites will consist only of duplicated COFDM modulators since the incoming transport stream will contain the correct SI information from the associated primary station.

NETWORK MONITORING AND MANAGEMENT

The service will be provided as a fully managed network and CTI will have on-line access to the BT network management system providing details of the network status. This will allow rapid fault diagnosis and escalation, together with reporting to BDB as provided in Clause 14.

At the BDB Interface, BDB's multiplex streams will be tagged with a unique identification header, which will remain with the stream until the final point of delivery. This will enable the terminating equipment to ensure that the correct BDB stream is being delivered to the transmitters at all times, and take appropriate executive action in the case of any equipment faults or configuration errors.

PART II - [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

      SCHEDULE 3 - TABLE 2  LIST OF STATIONS WITH SINGLE COMBINING SYSTEMS


--------------------------------------------------------
Station                       Affected BDB Multiplex(es)
--------------------------------------------------------
--------------------------------------------------------
Aberdare                      [*]
--------------------------------------------------------
Brierley Hill                 [*]
--------------------------------------------------------
Bristol Ilchester Crescent    [*]
--------------------------------------------------------
Bromsgrove                    [*]
--------------------------------------------------------
Fenham                        [*]
--------------------------------------------------------
Fenton                        [*]
--------------------------------------------------------
Hastings                      [*]
--------------------------------------------------------
Larkstoke                     [*]
--------------------------------------------------------
Malvern                       [*]
--------------------------------------------------------
Olivers Mount                 [*]
--------------------------------------------------------
Salisbury                     [*]
--------------------------------------------------------
Tunbridge Wells               [*]
--------------------------------------------------------
Whitehawk Hill                [*]
--------------------------------------------------------
Chesterfield                  [*]
--------------------------------------------------------
Idle                          [*]
--------------------------------------------------------
Lancaster                     [*]
--------------------------------------------------------
Nottingham                    [*]
--------------------------------------------------------
Pendle Forest                 [*]
--------------------------------------------------------
Plympton                      [*]
--------------------------------------------------------
Rosneath                      [*]
--------------------------------------------------------
Saddleworth                   [*]
--------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

STRUCTURAL ENGINEERING

Either new structures will be provided for DTT antennas or existing structures will be strengthened where necessary to accept additional load.

BUILDING

New or modified buildings will be provided to accommodate the equipment for all multiplex operators.

At each Station other than those referred to below, each multiplex operator's plant will be housed in a discrete area, classed as an independent fire cell for isolation, with secure access via a common corridor shared with the other operators.

At the following Stations all multiplex operators equipment will be housed in secure housing separate from other transmission equipment: Aberdare, Brierley Hill, Bristol Ilchester Crescent, Bristol Kings Weston, Bromsgrove, Chesterfield, Fenham, Fenton, Guildford, Hastings, Hemel Hempstead, Idle, Keighley, Lancaster, Larkstoke, Malvern, Nottingham, Olivers Mount, Plympton, Pontypool, Reigate, Rosneath, Saddleworth, Salisbury, Sheffield, Storeton, Tunbridge Wells, Whitehawk Hill.

At Crystal Palace multiplex B shall be housed in an independent fire cell, multiplexes C and D shall be housed together in an otherwise independent fire cell. At Rowridge, Multiplexes B, C and D shall be housed together in an otherwise independent fire cell.

POWER

All DTT Stations will have dual electricity supplies, except for those listed in the table below:

         SCHEDULE 3 - TABLE 3 : Stations with Single Power Supply Feeds
         --------------------------------------------------------------

------------------------------------------------------------------------------
Aberdare                      Eitshal          Kilvey Hill     Pontypool
------------------------------------------------------------------------------
Bilsdale                      Fenham           Knockmore       Reigate
------------------------------------------------------------------------------
Bressay                       Fenton           Lancaster       Rosneath
------------------------------------------------------------------------------
Brierley Hill                 Fremont Point    Larkstoke       Saddleworth
------------------------------------------------------------------------------
Bristol Ilchester Crescent    Guildford        Llanddona       Salisbury
------------------------------------------------------------------------------
Bristol Kings Weston          Hastings         Malvern         Storeton
------------------------------------------------------------------------------
Bromsgrove                    Hemel Hempstead  Nottingham      Torosay
------------------------------------------------------------------------------
Brougher Mountain             Idle             Oliver's Mount  Tunbridge Wells
------------------------------------------------------------------------------
Chatton                       Keelylang Hill   Pendle Forest   Whitehawk Hill
------------------------------------------------------------------------------
Chesterfield                  Keighley         Plympton
------------------------------------------------------------------------------

CTI will install new DTT auto-start, auto-changeover diesel generators at all stations. These will be containerised where planning regulations allow and will have sufficient fuel for a minimum of 24 hours full-power operation.

Duplicate power distribution will provide resilience for fault conditions or maintenance activity.

UPS units will be provided to protect individual key items of equipment within the transmitter input system as appropriate.

                    SCHEDULE 3 CONFIGURATION OF THE NETWORK

PART  IIA - SI DATA INTERCHANGE

SYSTEM REQUIREMENTS

It is specified in the D Book that 'each multiplex must carry certain SI information for certain other multiplexes', in particular Event Information Table entries.

[*]

Where the regional SI permutation is appropriate to other Sites in the locality, the modified transport streams will be delivered onwards to those Sites via the Distribution Network.

SYSTEM OVERVIEW

[*]

All of the acquired SI, along with the SI relating to the BDB multiplex, will be collated and reinserted into the outgoing transport stream.

The SI Collation System ("SICS") will be configured to ensure that appropriate bit-rate will be apportioned to the 'Other multiplex' table data within the stream in accordance with the recommendations of the D-Book ("GUARANTEED BANDWIDTH"). The SICS will also ensure that the incoming 'Other multiplex' data conforms to 'D' Book technical standards ("QUALIFYING DATA"), rejecting data as necessary to ensure the integrity of the 'Actual' multiplex.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

EQUIPMENT SUPPLIER

The Charges in Schedule 2 are based on the use of Phillips equipment to provide SI and related functions. If BDB does not chose Phillips as its system integrator then it may not be appropriate to use Phillips equipment and the Charge Control Procedure shall apply.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                    SCHEDULE 3 CONFIGURATION OF THE NETWORK

PART III - MONITORING AND CONTROL


The Network has been designed for unattended operation. CTI will use automatic monitoring facilities at all Stations as a means of measuring compliance with the technical performance parameters of the DTT Transmission Service.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                    SCHEDULE 3 CONFIGURATION OF THE NETWORK

PART IIIA - NETWORK STATUS SYSTEM

A Network Status System will be provided to BDB to display the current status of the Network.

A dedicated Kilostream circuit will be provided from the TOC to the BDB Multiplex Centre. A personal computer and network equipment will also be supplied as part of the Network Status System.

The following diagram outlines the proposed system:

[Diagram illustrating the configuration of the BDB network]

APPLICATION

An application, based upon a graphical user interface, will be supplied to access the database and provide a graphical overview of the Network, as well as showing more detail on individual Stations when required.

A dedicated database will be provided to hold a subset of the alarm and current status of all the DTT transmitting stations. This status database will be kept to within thirty seconds of the status that is known at the TOC system. The database will also hold service messages for at least the preceding 18 months. These can be used for ad-hoc queries and service level confirmation.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

SERVICE LEVEL

The data circuit, database and graphical user interface application will form part of the Service and will be the responsibility of CTI. The monitoring of this circuit and PC will be incorporated into the TOC system and a watchdog system will be used to ensure that any loss of the monitoring facility is detected.

Throughout the life of the system CTI will make all reasonable endeavours to ensure compatibility with current industry-standard operating systems.

SECURITY

CTI will provide suitable systems to protect the networks of both organisations. This will include electronic firewalls on the telecommunications links and virus checking on the BDB Network Status system computer.

BDB will need to maintain the physical security for the system to protect it against local attack.

FUNCTIONAL DESIGN

A detailed functional design specification for the Network Status System will ensure that any reasonable requirements of BDB are met within the constraints of the CTI TOC system.

                                  SCHEDULE 4

                           SERVICES PROVIDED BY CTI

GENERAL

QUALITY

CTI's operation is governed by a quality management system that is accredited to ISO 9001.

As far as possible, CTI expects suppliers to operate under similar quality arrangements.

CTI staff are chosen with appropriate skills and are kept up to date with training, as needed, in new techniques and systems.

SAFETY

CTI's internal Safety Policy (the "Safety Policy") fulfils the company's legal requirement under the Health and Safety at Work Act 1974.

The Safety Policy is carried out through a series of Company Safety Instructions under the auspices of a full-time Company Safety Adviser (CSA).

All staff receive relevant training to carry out their jobs in accordance with the Safety Policy. Such training is under continual review.

PART I - DESIGN AND PROCUREMENT

PROJECT MANAGEMENT

The following personnel am responsible for provision of the Network:

     Principal Account Manager:

     . acts as primary point of contact between BDB and CTI for both Project and Service delivery issues.

     Project Manager:

     .    responsible for provision of Network infrastructure; and
     . co-ordinates inter-site and on-site activities of project contributors.

     Technical Manager:

     .    ensures technical compatibility of Network elements; and
     . ensures, compatibility of the Service with customer and industry expectations.

Project schedules will be created and maintained under review for each site an which there is project work in progress. From these a 'super-project' plan will be maintained to co-ordinate intrasite activities.

The Project Manager will have direct access to all the relevant Resource Heads to ensure provision of relevant resources.

Project meetings and systems architecture meetings will be hold regularly to ensure cross-specialism, co-ordination and compatibility.

PROGRESS REPORTING

CTI will present a two weekly progress report to BDB. This report to will be in the form of a project schedule. This will be in a software format compatible with the project planning system used by BDB.

There will in addition be a brief narrative highlighting the main issues associated with particular activities or sites.

RISK

CTI's risk management principles are encompassed in CTI's quality procedures. The discipline is based on risk identification, analysis, mitigation and management as an iterative process. This process will be managed by the Project Manager and the Technical Manager.

PART II - OPERATIONS

SERVICE DELIVERY

Delivery of the service will be the responsibility of the Head of Operations, who is:

     . responsible for provision of an effective operations and maintenance system nation wide; and
     . responsible for ensuring service level provision compliant with relevant contractual requirements.

TECHNICAL OPERATIONS CENTRE (TOC)

CTI has in place a TOC and this is the hub of CTI's network operations, monitoring and management capability. It offers a full 24 hour, 365 day facility staffed by specialist technical, managerial and operational staff. The TOC back-up site at Sutton Coldfield provides technical resilience and geographical separation.

Provision of a 24-hr TOC operation is the responsibility of the TOC Manager, who ensures that TOC procedures are commensurate with service level provision.

The TOC will be equipped with the following systems:

 .    a supervisory control and dam acquisition system (SCADA);

 .    a management information system (MIS) and wide area private data network;

 .    a wide area networked maintenance personnel despatch system;

 .    a Network Status System; and

 .    a standby power supply system with diesel generator and UPS.

The transmitting stations will operate unattended with remote monitoring fully integrated into the TOC. The TOC will initiate operational response to potential and service-affecting faults in accordance with the provisions of Schedule 9 and the Contracted Availability. The required operational support will be supplied from one of a number of team bases which are located at various points throughout the UK.

Alarm from the DTT monitoring equipment will arrive in the TOC and priorities will be automatically assigned. In addition suspected problems may be reported to the TOC from other sources. All such occurrences will be recorded and dealt with accordingly via a pre-defined escalation procedure.

The TOC will provide operational information and statistics to meet the performance monitoring and reporting requirements set out in Clause 14.

REMOTE CONTROL

The Duty Engineer or nominated deputy Engineer will be the only persons in the TOC authorised to Initiate any control action.

CTI TEAM BASE MONITORING

All team bases will be equipped with receive systems for DTT. They will be able to check (on an ad-hoc basis), the output from those stations which are receivable at that base.

TV DEALER MONITORING

The TOC has an existing network of TV dealer contacts that are used to confirm TV and radio reception and this facility will be extended for DTT reception where practicable.

VIEWER MONITORING

At least one nominated audience contact for each DTT station will have direct telephone access to the TOC to enable reporting of suspected problems and to allow the TOC to contact them to confirm problems reported from another source.

PART III - MAINTENANCE

FAULT REPAIR AND RECORDING

The first priority of maintenance staff will be to ensure that the service is restored. The next priority will be to restore system redundancy by repairing reserve or standby equipment. Fault rectification will usually be by replacement of faulty units or modules.

Fault repair down to component level will usually be done at Daventry (see below).

A database of fault history will be maintained to identify any trends with a view to improving system reliability.

ROUTINE MAINTENANCE

Any necessary routine maintenance will be carried out by maintenance staff on an "as necessary" basis. The frequency of such work will be determined by condition monitoring and analysis of the database of fault history.

Routine maintenance will be planned in such a way that the outgoing service is unaffected by the activity. Any work which is service-affecting will be carried out under the Planned Work regime (below).

PLANNED WORK

The number of DTT channels sharing antenna systems will make planned outages and switching breaks more difficult to negotiate in future. Antennas shared between analogue and digital services present even greater difficulty.

CTI are committed to the formulation of an agreed CTI/NTL rolling 12 month planned work programme for structural maintenance. To that end a formalised negotiation method is proposed within the following guidelines:

 .    ensure that a clear need for the work to be done can be shown;

 .    parallel negotiations between identified points of contact within each organisation to minimise the time taken to reach agreement;

 .    a rotating 'veto' system, ensuring fair and equitable treatment of all requests:

 .    agree with each operator those programme periods that they regard as highest priority; and

 .    equalisation of the effects of planned work on all services at a particular station.

DAVENTRY CENTRAL MAINTENANCE FACILITIES

CTI has a central maintenance and supply facility at Daventry which operates on the following principles:-

 .    repair of equipment down to component level.

 .    work is done under controlled conditions by experienced staff; and

 .    a central store of spare units and parts is maintained to support field requirements.

It provides additional support including a fast turn-around modular repair service, parts purchasing, a spares control/delivery system and a test equipment calibration service.

SPECIALIST SUPPORT

The existing callout procedure will be expanded to include out of hours support for maintenance teams.

An escalation procedure will ensure that an appropriate level of support is available for all incidents. This will be implemented via the TOC which will maintain a schedule of engineers who have specialised knowledge of nominated systems and equipment used in the Network. These engineers will come from CTI's Operations and Engineering departments as well as external organisations contracted to provide support where necessary. The escalation procedure will include CTI's senior management who will ensure that appropriate resources are deployed rapidly to resolve any relevant problem.

PART IV - CUSTOMER SUPPORT

SERVICE PLANNING SUPPORT

CTI will provide support to BDB as follows:

 .    liaison with NTL and BBC R&D as necessary;

 .    consultation with the ITC and RA as appropriate; and

 .    advice on subscriber coverage issues. (This will include a telephone hotline which will operate 09:30 to 17.30 Monday to Friday, with backup from the TOC at other times. The TOC will call on specialist engineering support to deal with urgent enquiries when necessary, on an ad-hoc basis.)

CTI will deploy additional resources from its partner TDF as necessary.

DTT SURVEYS

CTI will survey DTT coverage by actual measurement of field strength at early installations, concentrating on areas where coverage is predicted to be marginal. The CTI prediction models will then be refined iteratively using measured data to a level where further verification is deemed unnecessary by both parties. Predictions will take due account of the degree of interference to be expected as the network expands.

CTI will verify that now DTT transmit antennas as installed will comply with the relevant Template.

This shall be achieved by electrical and mechanical tests and inspections of the antenna, on works acceptance and as a part of installation commissioning. This work will conform with current best industry practice.

CTI will make the results of these tests available to BDB. BDB reserves the right to carry out independent tests to verify compliance with the relevant Template.

In order to be able to verify that field strength remains stable over time, a series of reference measurements will be made at agreed locations.

CTI will make additional support available for service coverage measurements when requested by BDB in accordance with the rate card arrangements in Clause 9.5.

TEST TRANSMISSIONS AT EARLY STATIONS

Prior to the launch of service CTI shall provide early test transmissions to an agreed timetable at an agreed (small) number of Stations. The purpose of these transmissions is to provide early verification of planning tools and assumptions and to provide a source of signals for receiver testing. The format and content of these transmissions is to be agreed between CTI and BDB.

Routine Test Transmissions will be provided at all Stations as part of the commissioning and acceptance process.

SOURCE EQUIPMENT

Prior to the availability of Distribution Network feeds at the test Stations, CTI will provide temporary source equipment as necessary to ensure that Test Transmissions can take place. CTI have included costs for up to [*] for the provision of the necessary source equipment. Purchase of additional equipment will be dealt with under the Change Control Procedure. The format of this equipment and the storage medium used will be agreed between CTI and BDB. Any programme material required for Test Transmissions will be provided by BDB in an agreed format.

As the Distribution Network becomes available the Test Transmission signals will be inserted by CTI at the BDB Interface using equipment similar to that provided at the Stations. At an agreed time, prior to the first start of Site Service Date, BDB shall make signals suitable for transmission available at the BDB Interface.

TEST BED

CTI will continue to support the development of DTT systems using testbed facilities at Sutton Coldfield to test new equipment and systems.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 5

                             TRANSMISSION TESTING

PART I - ACCEPTANCE TEST SPECIFICATION

PARAMETERS & LIMITS
-------------------

This table details the test parameters, methods of measurement and limits applicable.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

PART II - TRANSMISSION FAULT THRESHOLDS

For acceptance testing CTI shall demonstrate that exceeding the thresholds in the table below results in the appropriate executive actions (e.g. changeovers) and that the relevant alarms are raised at the TOC.

For the purposes of this Agreement the Transmission Fault Thresholds are as follows:

SCHEDULE 5 - TABLE 2 Transmission Fault Thresholds

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 6

                  THE BDB INTERFACE AND HANDOVER REQUIREMENTS


PART I - DISTRIBUTION

ACCOMMODATION

CTI will require secure accommodation within the Multiplex Center for the installation of the circuit terminating equipment, and any associated monitoring (the "CTI Area"). Provision is required for two PTO racks (separate A&B systems) and one CTI rack. BDB shall be responsible for maintaining the ambient temperature within this CTI Area between +10 degrees celsius and +30 degrees celsius, by appropriate means. The area shall be sufficient to provide front and rear access to the PTO racks for maintenance and be adequately illuminated to allow repair of electronic equipment in the racks.

POWER REQUIREMENTS

Each of the racks will consume up to 500w from a 230vAC supply provided by BDB. In order to ensure full redundancy, the power for the "A & B" racks shall be provided from diversely derived supplies, such that a single failure in the power distribution system will not cause both supplies to fail simultaneously. Should BDB choose to protect the supplies to the multiplex equipment with locally generated or UPS supplies, then this level of protection shall also be provided to the CTI interface area. A suitable technical earth is also required.

In addition to the equipment supplies, a minimum of four 'general purpose' 13A sockets shall be provided adjacent to the racks for the connection of test equipment.

TELECOMMUNICATIONS REQUIREMENTS

The distribution circuits from the CTI Area require diverse optical fibre routing to the PTO network with an agreed practicable separation within the building until they approach the CTI Area, thereafter a reduced practicable separation shall be provided. Either a PSTN Direct Exchange Line or an extension of the BDB multiplex centre telephone system will be required within the CTI area.

ACCESS ARRANGEMENTS

CTI& BDB shall agree on a system such that necessary maintenance personnel can gain access to the CTI Area for the diagnosis and correction of equipment faults, on the production of an appropriate identification. Access is required on a 24hr/365 day basis, and includes PTO staff unaccompanied by CTI for the correction of circuit faults but will be subject to an agreed operational procedure.

TRANSPORT STREAM PRESENTATION

Each of the three groups of six macro region transport steam multiplexes shall be a single presentation in an agreed ASZI format.

Due to availability and reliability considerations, CTI do not propose to re-generate the transport stream prior to connection to the terrestrial circuit interface.

Each transport stream provided at the interface point will be at an agreed bitrate.

PART II - NETWORK STATUS SYSTEM

For a detailed description of the Network Status System please refer to Schedule 3 Part IIIa.

ACCOMMODATION

The Network Status System will require BDB to provide dedicated desk space in a secure and environmentally controlled area for the following items:

 .    personal Computer;

 .    network router (including electronic firewall);

 .    monitor (17");

 .    keyboard and mouse; and

 .    inkjet Printer (consumables will be provided by BDB at its own cost).

POWER REQUIREMENTS

BDB shall provide six mains outlets (total maximum load greater than 13A) on the desk that will carry the Network Status System computer and other hardware.

A maintained mains outlet shall also be provided by BDB for the Kilostream circuit.

TELECOMMUNICATIONS REQUIREMENTS

CTI will require the following circuits to be installed in the Multiplex Centre in the vicinity of the Network Status System location.

 .    BT Termination for 64k Kilostream circuit; and

 .    BT Termination for ISDN 2 circuit.

Connection and rental charges for these circuits shall be met by CTI.

                                  SCHEDULE 7

               CALCULATION OF DELAY REBATES AND SERVICE CREDITS


PART I - ILLUSTRATION OF RELATIONSHIP BETWEEN DATES

The following diagram illustrates the relationship between the types of the date specified in the Contract.



   [Diagram which illustrates the relationship between the types of the date specified in the Contract]


Contractual Review of Dates             See Clause 4.3.

Ready for Test Transmission date:       DTT Station ready to transmit and
                                        associated analogue transmitter work
                                        complete at all relevant Stations.

Ready for Service date:                 As defined in the Agreement

Start of Service date:                  As defined in the Agreement


PART II - CALCULATION OF DELAY REBATE

Table 2 lists the Daily Charges which apply under the circumstances specified in Clause 6.

In order to calculate the Delay Rebate, the numbers of days from the relevant Ready for Service Date to the Actual Site Service Date Inclusive ("Days of Delay") shall be calculated in accordance with Clause 6 and entered into Table
3. The Delay Rebate for each Station shall be entered on the table by multiplying the Days of Delay and the Daily Charge.

In the case of one BDB Multiplex being delayed, the Delay Rebate shall be the same as if all BDB Multiplexes have been delayed at that site.

Table 3 shall be completed each Year for all Station which reach their Actual Site Service Date in that Year. The Total Delay Rebate for that year (the sum of the column, shown on the last line of Table 3), shall be subtracted from CTI's first monthly invoice in the following year.

PART III - CALCULATION OF SERVICE CREDITS

Service Credits become payable if Accountable Availability falls below [*], except in the case of Bressay, Eitshal, Keelylang, Hill and Torosay where Service Credits become payable if Accountable Availability falls below [*].

DERIVATION OF ACCOUNTABLE AVAILABILITY

               Accountable Availability = A-B x 100%
                                          ---
                                           A

Where:

A = Total number of minutes in the previous six months

B = Total number of minutes in the previous six months during which performance is worse than the Service Shutdown Threshold as defined in Schedule 5 Part II, arising other than as a result of Non-Accountable Conditions. This is defined as Minutes Lost.

For each of the first five months after Start of Service, Accountable Availability shall be calculated over the previous six months by treating performance prior to Start of Service as always exceeding the Service Shutdown Threshold i.e. the contribution to variable B in the above equation for those months shall equal zero.

The following are Non-Accountable Conditions:

a)   a Force Majeure Event;

b)   extreme weather conditions affecting traveling to any remotely located
     Station;

c) a delay of no more than [*] in re-establishing the Services when switching to standby equipment;

d) a delay of no more than [*] in re-establishing the Services when switching to alternative power supplies;

e) interruption for essential or planned works on mast structures, GRP cylinders and stays made in compliance with Clauses 15.1 or 15.2. The timing and length of each interruption shall be agreed by the parties as set out in Schedule 4 Part III;

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

f)   frequency planning or international frequency clearance issues;

g) incidents arising as a result of known and previously agreed fundamental equipment design deficiencies which cannot be immediately rectified, from the date at which the deficiency is identified and agreed by the parties, to the date agreed for rectification;

h) compliance with the mandatory requirements of any law, any national or supranational regulatory authority, the Radio Regulations or any statutory obligations;

i) planned and previously agreed interruptions to undertake modifications to the DTT Transmission Network required by BDB and/or legal or regulatory bodies such as the Radio-communications Agency and the Independent Television Commission, unless the interruption is required to remedy a situation arising due to the fault or omission of CTI, its agents or sub-contractors;

j) where invasive tests are required by BDB, such as the measurements of group delay, provided that the results meet the Technical Specifications.

k) any failure or degradation of the signal or message comprising the BDB Signals from the BDB Interface to the CTI interface;

l) any material breach of this Agreement by BDB (or any act or omission of it or its agents or sub-contractors) to the extent that it prevents or impedes the performance of CTI's obligations to provide the Distribution Service and DTT Transmission Service; and

m) where any of the relevant part of the Network is requisitioned, taken over or used pursuant to the exercise of any Emergency Powers.

Account Availability shall be calculated at the end of each month, for each BDB Multiplex at each of the sites listed in Table 3. The result shall be sent to BDB by the 7th day of the following month.

NON-COMPLAINT SERVICE

Each BDB Multiplex at each site which has an Accountable Availability result of less than [*], shall be deemed a Non-Complaint Service ([*])

At the end of each month, a Service Credit amount shall be calculated for each Non-Complaint Service.

The value of the Service Credit shall be related to the severity of the service loss, by taking account of the time of day when the performance was worse than the Service Shutdown Threshold, and the population served by the Non-Complaint Service. This shall be achieved through the use of adjustment and weighting factors in Tables 1, 2 and 3.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

CALCULATION OF SERVICE CREDITS

Each month, the total Minutes Lost by a Non-Complaint Service during the previous six months shall be entered into the second column of Table 1, with separate figures for losses during each hour of the day. Each figure shall then be multiplied by the corresponding Time Adjustment Factor to give Unweighted Service Credits, which are totalled to give the Unweighted Service Credit Total, The Service Credit shall be calculated by inserting the relevant Station Weighting Factor from Table 3 and multiplying it by the Unweighted Service Credit Total.

Format of Table 1

The figures in italics are for illustration and they are included in order to demonstrate that 60 minutes complete loss of service from one multiplex at Crystal Palace during peak time will result in a Service Credit payment of [*]. This total will accrue because the 60 minute loss of service will be included on the table below for six consecutive months, giving six payments of [*].

The table shows a 60 minutes loss of service between 21:00 and 22:00. The time lost, in minutes, is entered in the second column and multiplied by the Time Adjustment Factor in the third column (100 in this case) to achieve a monetary Unweighted Service Credit as shown. The Unweighted Service Credits are totalled down the column (S) and multiplied by the Station Weighting Factor to obtain a Service credit of [*].


     STATION 7 - TABLE 1                EXAMPLE OF SERVICE CREDIT CALCULATION


                                        [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

SERVICE CREDITS FOR SIMULTANEOUS FAILURE AT MORE THAN ONE STATION

If a single distribution failure results in more than one Station having a Non-Complaint Service, then Service Credits with respects to this simultaneous failure at more than one Station shall be calculated as follows, instead of using Station Weighting Factors from Table 3:-

   Unweighted Service Credits shall be calculated using Table 1 and then the Unweighted Service Credit Total shall be multiplied by the relevant Service Weighting Factor given in Table 2, to derive the Service Credit.

               SCHEDULE 7 - TABLE 2 - Service Weighting Factors

                                      [*]

   For the purposes of this Table only the population served shall be the gross population figures for the relevant multiplexes at the relevant Stations, as defined by the ITC from time to time.

TIMING OF SERVICE CREDIT PAYMENTS

A Service Credit payment shall be made one per Year only and it shall be in the form of a reduction in CTI's first monthly invoice for the Year. The amount of the reduction shall equal the total of Service Credits calculated during the previous Year.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

REDUCTION DURING THE INITIAL PERIOD

During the first three months after Start of Service, each Minute Lost will be reduced by 50% before entering the resultant figures into Table 1. This reduction is subject to one month "burn in" period being available prior to Start of Service date. Should this period not be available then the reduction is decreased in proportion e.g. two weeks "burn in" equates to six weeks reduction.

        SCHEDULE 7 - TABLE 3 STATION WEIGHING FACTORS AND DAILY CHARGES

The table shows two values for each Station, the Daily Charge P. used in Daily Rebate calculations, and the Station Weighting Factor used in Service Credit calculations.

                    SCHEDULE 7 - TABLE 3       SHEET 1 OF 3

      STATION         DAYS OF      DAILY     DELAY REBATE     STATION WEIGHTING FACTOR (TO
                       DELAY     CHARGE P      = D X P         BE INSERTED IN TABLE 1, FOR
                         D       (Pounds)      (Pounds)        SERVICE CREDIT CALCULATION)
---------------------------------------------------------------------------------------------
  Aberdare                         [*]                                    [*]
---------------------------------------------------------------------------------------------
  Angus                            [*]                                    [*]
---------------------------------------------------------------------------------------------
  Beacon Hill                      [*]                                    [*]
---------------------------------------------------------------------------------------------
  Belmont                          [*]                                    [*]
---------------------------------------------------------------------------------------------
  Bilsdale                         [*]                                    [*]
---------------------------------------------------------------------------------------------
  Black Hill                       [*]                                    [*]
---------------------------------------------------------------------------------------------
  Blaenplwyf                       [*]                                    [*]
---------------------------------------------------------------------------------------------
  Bluebell Hill                    [*]                                    [*]
---------------------------------------------------------------------------------------------
  Bressay                          [*]                                    [*]
---------------------------------------------------------------------------------------------
  Brierley Hill                    [*]                                    [*]
---------------------------------------------------------------------------------------------
  Bristol Ilchester                [*]                                    [*]
   Crescent
---------------------------------------------------------------------------------------------
  Bristol Kings                    [*]                                    [*]
   Weston
---------------------------------------------------------------------------------------------
  Bromsgrove                       [*]                                    [*]
---------------------------------------------------------------------------------------------
  Brougher Mountain                [*]                                    [*]
---------------------------------------------------------------------------------------------
  Caldbeck                         [*]                                    [*]
---------------------------------------------------------------------------------------------
  Caradon Hill                     [*]                                    [*]
---------------------------------------------------------------------------------------------
  Carmel                           [*]                                    [*]
---------------------------------------------------------------------------------------------
  Chatton                          [*]                                    [*]
---------------------------------------------------------------------------------------------
  Chesterfield                     [*]                                    [*]
---------------------------------------------------------------------------------------------
  Craigkelly                       [*]                                    [*]
---------------------------------------------------------------------------------------------
  Crystal Palace                   [*]                                    [*]
---------------------------------------------------------------------------------------------
  Darvel                           [*]                                    [*]
---------------------------------------------------------------------------------------------
  Divis                            [*]                                    [*]
---------------------------------------------------------------------------------------------
  Dover                            [*]                                    [*]
---------------------------------------------------------------------------------------------
  Durris                           [*]                                    [*]
---------------------------------------------------------------------------------------------
  Eitshal                          [*]                                    [*]
---------------------------------------------------------------------------------------------
  Emley Moor                       [*]                                    [*]
---------------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                    SCHEDULE 7 - TABLE 3       SHEET 2 OF 3

     STATION         DAYS OF     DAILY    DELAY REBATE    STATION WEIGHTING FACTOR (TO
                      DELAY     CHARGE P    = D X P       BE INSERTED IN TABLE 1, FOR
                        D                                 SERVICE CREDIT CALCULATION)
-----------------------------------------------------------------------------------------
   Fenham                         [*]                                [*]
-----------------------------------------------------------------------------------------
   Fenton                         [*]                                [*]
-----------------------------------------------------------------------------------------
   Fremont Point                  [*]                                [*]
-----------------------------------------------------------------------------------------
   Guildford                      [*]                                [*]
-----------------------------------------------------------------------------------------
   Hannington                     [*]                                [*]
-----------------------------------------------------------------------------------------
   Hastings                       [*]                                [*]
-----------------------------------------------------------------------------------------
   Heathfield                     [*]                                [*]
-----------------------------------------------------------------------------------------
   Hernel Hempstead               [*]                                [*]
-----------------------------------------------------------------------------------------
   Huntshaw Cross                 [*]                                [*]
    Main
-----------------------------------------------------------------------------------------
   Huntshaw Cross                 [*]                                [*]
    Fill In
-----------------------------------------------------------------------------------------
   Idle                           [*]                                [*]
-----------------------------------------------------------------------------------------
   Keelylang Hill                 [*]                                [*]
-----------------------------------------------------------------------------------------
   Keighley                       [*]                                [*]
-----------------------------------------------------------------------------------------
   Kilvey Hill                    [*]                                [*]
-----------------------------------------------------------------------------------------
   Knock More                     [*]                                [*]
-----------------------------------------------------------------------------------------
   Lancaster                      [*]                                [*]
-----------------------------------------------------------------------------------------
   Larkstoke                      [*]                                [*]
-----------------------------------------------------------------------------------------
   Limavady                       [*]                                [*]
-----------------------------------------------------------------------------------------
   Llanddona                      [*]                                [*]
-----------------------------------------------------------------------------------------
   Malvern                        [*]                                [*]
-----------------------------------------------------------------------------------------
   Mendip                         [*]                                [*]
-----------------------------------------------------------------------------------------
   Midhurst                       [*]                                [*]
-----------------------------------------------------------------------------------------
   Moel-y-Parc                    [*]                                [*]
-----------------------------------------------------------------------------------------
   Nottingham                     [*]                                [*]
-----------------------------------------------------------------------------------------
   Olivers Mount                  [*]                                [*]
-----------------------------------------------------------------------------------------
   Oxford                         [*]                                [*]
-----------------------------------------------------------------------------------------
   Pendle Forest                  [*]                                [*]
-----------------------------------------------------------------------------------------
   Plympton                       [*]                                [*]
-----------------------------------------------------------------------------------------
   Pontop Pike                    [*]                                [*]
-----------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                      SCHEDULE 7 - TABLE 3   SHEET 3 OF 3

-----------------------------------------------------------------------------------------
     STATION        DAYS OF    DAILY      DELAY REBATE      STATION WEIGHTING FACTOR (TO
                     DELAY    CHARGE P       = D X P         BE INSERTED IN TABLE 1, FOR
                       D                                     SERVICE CREDIT CALCULATION)
-----------------------------------------------------------------------------------------
 Pontypool                      [*]                                     [*]
-----------------------------------------------------------------------------------------
 Presely                        [*]                                     [*]
-----------------------------------------------------------------------------------------
 Redruth                        [*]                                     [*]
-----------------------------------------------------------------------------------------
 Reigate                        [*]                                     [*]
-----------------------------------------------------------------------------------------
 Ridge Hill                     [*]                                     [*]
-----------------------------------------------------------------------------------------
 Rosemarkle                     [*]                                     [*]
-----------------------------------------------------------------------------------------
 Rosneath                       [*]                                     [*]
-----------------------------------------------------------------------------------------
 Rowridge                       [*]                                     [*]
-----------------------------------------------------------------------------------------
 Rumster Forest                 [*]                                     [*]
-----------------------------------------------------------------------------------------
 Saddleworth                    [*]                                     [*]
-----------------------------------------------------------------------------------------
 Salisbury                      [*]                                     [*]
-----------------------------------------------------------------------------------------
 Sandy Heath                    [*]                                     [*]
-----------------------------------------------------------------------------------------
 Selkirk                        [*]                                     [*]
-----------------------------------------------------------------------------------------
 Sheffield                      [*]                                     [*]
-----------------------------------------------------------------------------------------
 Stockland Hill                 [*]                                     [*]
-----------------------------------------------------------------------------------------
 Storeton                       [*]                                     [*]
-----------------------------------------------------------------------------------------
 Sudbury                        [*]                                     [*]
-----------------------------------------------------------------------------------------
 Sutton Coldfield               [*]                                     [*]
-----------------------------------------------------------------------------------------
 Tacolneston                    [*]                                     [*]
-----------------------------------------------------------------------------------------
 The Wrekin                     [*]                                     [*]
-----------------------------------------------------------------------------------------
 The Wrekin West                [*]                                     [*]
-----------------------------------------------------------------------------------------
 Torosay                        [*]                                     [*]
-----------------------------------------------------------------------------------------
 Tunbridge Wells                [*]                                     [*]
-----------------------------------------------------------------------------------------
 Waltham                        [*]                                     [*]
-----------------------------------------------------------------------------------------
 Wenvoe                         [*]                                     [*]
-----------------------------------------------------------------------------------------
 Whitehawk Hill                 [*]                                     [*]
-----------------------------------------------------------------------------------------
 Winter Hill Fill-In            [*]                                     [*]
-----------------------------------------------------------------------------------------
 Winter Hill Main               [*]                                     [*]
-----------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 8

                                   STATIONS

The Stations are listed in the order of the reference numbers provided by BDB.

Dates are underlined if they are not in consecutive order on the table.



              SCHEDULE 8 - TABLE 1      SHEET 1 OF 3      PHASE I

----------------------------------------------------------------------------------------------------------------
                                     SITE               MULTIPLEX      MULTIPLEX ERP       TARGET SITE
                                                         CHANNEL                          SERVICE DATE
----------------------------------------------------------------------------------------------------------------
NO.       STATION NAME        ABB.  OWNER  RESPONSE   B    C    D      B    C    D
                                           TIME (1)
----------------------------------------------------------------------------------------------------------------
  1    Pontop Pike             PP    CTI     [*]      62   65   53     10     10     2            [*]
----------------------------------------------------------------------------------------------------------------
  2    Belmont                BMN    NTL     [*]      66   60   57     10      4     4            [*]
----------------------------------------------------------------------------------------------------------------
  3    Wenvoe                  WV    CTI     [*]      67  N/A  N/A     10      0     0            [*]
----------------------------------------------------------------------------------------------------------------
  4    Black Hill             BKH    NTL     [*]      51   55   65     10     10    10            [*]
----------------------------------------------------------------------------------------------------------------
  5    Caldbeck               CDK    NTL     [*]      39   45   42    1.6    1.6   1.6            [*]
----------------------------------------------------------------------------------------------------------------
  6    Caradon Hill           CNH    NTL     [*]      21   24   27      2      2     2            [*]
----------------------------------------------------------------------------------------------------------------
  7    Emley Moor             MLM    NTL     [*]      46   50   49      5      5     2            [*]
----------------------------------------------------------------------------------------------------------------
  8    Durris                 DUS    NTL     [*]      51   41   44      5      5     5            [*]
----------------------------------------------------------------------------------------------------------------
  9    Craigkelly             CGK    NTL     [*]      26   42   39      1      2     2            [*]
----------------------------------------------------------------------------------------------------------------
 10    Sandy Heath            SDT    NTL     [*]      67   40   46     10    2.5   2.5            [*]
----------------------------------------------------------------------------------------------------------------
 11    Winter Hill Main       WRH    NTL     [*]      50   60   63      2      2     2            [*]
----------------------------------------------------------------------------------------------------------------
 11    Winter Hill Fill-In    WRH    NTL     [*]       0   43   40      0    0.2   0.2            [*]
----------------------------------------------------------------------------------------------------------------
 12    Stockland Hill         SDL    NTL     [*]      32   30   34    2.5    2.5   2.5            [*]
----------------------------------------------------------------------------------------------------------------
 13    Sutton Coldfield        SC    CTI     [*]      51   52   55      4      2     2            [*]
----------------------------------------------------------------------------------------------------------------
 14    Crystal Palace          CP    CTI     [*]      28   34   29    6.5      1     1            [*]
----------------------------------------------------------------------------------------------------------------
 15    Bilsdale               BIL    CTI     [*]      24   27   42      3      3   0.4            [*]
----------------------------------------------------------------------------------------------------------------
 16    Mendip                 MEN    CTI     [*]      65   62   48      3   0.25  0.25            [*]
----------------------------------------------------------------------------------------------------------------
 17    Waltham                WBF    CTI     [*]      33   45   42     10      5     5            [*]
----------------------------------------------------------------------------------------------------------------
 18    Hannington             HAN    CTI     [*]      46   29   48      5    1.3  0.85            [*]
----------------------------------------------------------------------------------------------------------------
 19    Divis                  DIV    CTI     [*]      26   48   34    2.3      1   0.8            [*]
----------------------------------------------------------------------------------------------------------------
 20    Rowridge               ROW    CTI     [*]      32   25   28      3      3     3            [*]
----------------------------------------------------------------------------------------------------------------
 21    Oxford                  OF    CTI     [*]      52   48   67      3      1     1            [*]
----------------------------------------------------------------------------------------------------------------
 22    Moel-y-Parc            MYP    NTL     [*]      64   30   34    0.5   0.25  0.25            [*]
----------------------------------------------------------------------------------------------------------------
 23    Tacolneston            TAC    CTI     [*]      57   43   46     10     10     5            [*]
----------------------------------------------------------------------------------------------------------------
 24    Fremont Point          FRP    NTL     [*]      32   66   68    0.2    0.2   0.2            [*]
----------------------------------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

          SCHEDULE 8 - TABLE 1        SHEET OF 2 OF 3         PHASE 2


-----------------------------------------------------------------------------------------------------------------
                                   SITE                    MULTIPLEX       MULTIPLEX ERP       TARGET SITE
                                                             CHANNEL                          SERVICE DATE
-----------------------------------------------------------------------------------------------------------------
NO.     STATION NAME     ABB.      OWNER      RESPONSE     B   C   D        B     C     D
                                               TIME (1)
-----------------------------------------------------------------------------------------------------------------
 25     Bluebell Hill    BBL       CTI        [*]          45  42  39       3     3     3          [*]
-----------------------------------------------------------------------------------------------------------------
 26     Sudbury          SUY       CTI        [*]          39  54  50       7.5   1.5   1.1        [*]
-----------------------------------------------------------------------------------------------------------------
 27     Darvel           DVL       NTL        [*]          28  30  34       2     2     2          [*]
-----------------------------------------------------------------------------------------------------------------
 28     Angus            AGU       NTL        [*]          62  56  65       2     2      2         [*]
-----------------------------------------------------------------------------------------------------------------
 29     Midhurst         MH        CTI        [*]          59  64  60       2.5   1     1          [*]
-----------------------------------------------------------------------------------------------------------------
 30     Selkirk          SXI       NTL        [*]          63  66  56       3     0.5   0.5        [*]
-----------------------------------------------------------------------------------------------------------------
 31     The Wrekin West  WRK       CTI        [*]          27  53  63       1     1     1          [*]
-----------------------------------------------------------------------------------------------------------------
 31     The Wrekin West  WRK       CTI        [*]          41   0   0       1     0     0          [*]
-----------------------------------------------------------------------------------------------------------------
 32     Kilvey Hill      KVH       CTI        [*]          32  21  31       0.3   0.05  0.05       [*]
-----------------------------------------------------------------------------------------------------------------
 33     Ridge Hill       RHA       NTL        [*]          39  42  45       1     1     1          [*]
-----------------------------------------------------------------------------------------------------------------
 34     Saddleworth      SWH       NTL        [*]          51  39  54       0.02  0.02  0.02       [*]
-----------------------------------------------------------------------------------------------------------------
 35     Heathfield       HJV       CTI        [*]          47  54  51       1     1     1          [*]
-----------------------------------------------------------------------------------------------------------------
 36     Blaenplwyf       BY        CTI        [*]          32  29  33       2     1     1          [*]
-----------------------------------------------------------------------------------------------------------------
 37     Beacon Hill      BNL       NTL        [*]          54  56  64       1     1     1          [*]
-----------------------------------------------------------------------------------------------------------------
 38     Carmel           CRL       CTI        [*]          62  68  64       2.5   10    1          [*]
-----------------------------------------------------------------------------------------------------------------
 39     Sheffield        SF        CTI        [*]          60  45  42       0.05  0.05  0.05       [*]
-----------------------------------------------------------------------------------------------------------------
 40     Limavady         LTS       CTI        [*]          57  60  63       0.8   0.8   0.8        [*]
-----------------------------------------------------------------------------------------------------------------
 41     Nottingham       NOU       NTL        [*]          63  29  59       0.02  0.02  0.02       [*]
-----------------------------------------------------------------------------------------------------------------
 42     Dover            DOV       NTL        [*]          58  57  60       1     1     0.5        [*]
-----------------------------------------------------------------------------------------------------------------
 43     Whitehawk Hill   WL        CTI        [*]          48  58  61       1     0.4   0.4        [*]
-----------------------------------------------------------------------------------------------------------------
 44     Fenham           FNH       CTI        [*]          28  32  57       0.02  0.02  0.02       [*]
-----------------------------------------------------------------------------------------------------------------
 45     Llanddona        LLA       CTI        [*]          61  64  46       1     1     0.5        [*]
-----------------------------------------------------------------------------------------------------------------
 46     Guildford        GI        CTI        [*]          51  47  54       0.1   0.1   0.1        [*]
-----------------------------------------------------------------------------------------------------------------
 47     Presely          PRS       NTL        [*]          42  45  49       1     1     1          [*]
-----------------------------------------------------------------------------------------------------------------
 48     Rosemarkie       RK        CTI        [*]          44  46  50       10    4     4          [*]
-----------------------------------------------------------------------------------------------------------------
 49     Hemel Hempstead  HH        CTI        [*]          66  50  43       0.1   0.1   0.1        [*]
-----------------------------------------------------------------------------------------------------------------
 50     Lancaster        LCR       NTL        [*]          32  34  30       0.1   0.1   0.1        [*]
-----------------------------------------------------------------------------------------------------------------
 51     Bristol IC       BSL       CTI        [*]          44  47  51       0.02  0.02  0.02       [*]
-----------------------------------------------------------------------------------------------------------------
 52     Idle             IDL       NTL        [*]          56  30  42       0.003 0.003 0.003      [*]
-----------------------------------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

            SCHEDULE 8 - TABLE 1      SHEET OF 3 OF 3      PHASE 3

-----------------------------------------------------------------------------------------------------------------
                               SITE                       MULTIPLEX       MULTIPLEX ERP          TARGET SITE
                                                           CHANNEL                              SERVICE DATE
-----------------------------------------------------------------------------------------------------------------
NO.     STATION NAME         ABB.     OWNER  RESPONSE     B    C    D     B      C    D
                                             TIME (1)
-----------------------------------------------------------------------------------------------------------------
 53     Brougher Mountain    BRM      CTI     [*]        26   29   33     0.5     0.5    0.5     [*]
-----------------------------------------------------------------------------------------------------------------
 54     Redruth              RR       CTI     [*]        49   43   50     1.6     1      1       [*]
-----------------------------------------------------------------------------------------------------------------
 55     Hastings             HS       CTI     [*]        24   63   60     0.2     0.2    0.2     [*]
-----------------------------------------------------------------------------------------------------------------
 56     Chesterfield         CD       NTL     [*]        46   50   52     0.02    0.02   0.02    [*]
-----------------------------------------------------------------------------------------------------------------
 57     Bromsgrove           BGE      CTI     [*]        23   26   30     0.0125  0.0125 0.025   [*]
-----------------------------------------------------------------------------------------------------------------
 58    Pendle Forest         PLF      NTL     [*]        31   30   34     0.05    0.05   0.05    [*]
-----------------------------------------------------------------------------------------------------------------
 59    Chatton               CHN      NTL     [*]        46   47   51     1       1      1       [*]
-----------------------------------------------------------------------------------------------------------------
 60    Reigate               REI      CTI     [*]        27  N/A  N/A     0.1     0      0       [*]
-----------------------------------------------------------------------------------------------------------------
 61    Malvern               MVR      CTI     [*]        55   23   26     0.1     0.05   0.05    [*]
-----------------------------------------------------------------------------------------------------------------
 62    Rosneath              ROS      NTL     [*]        60   63   48     0.1     0.1    0.1     [*]
-----------------------------------------------------------------------------------------------------------------
 63    Bristol KW            BSK      CTI     [*]        32   30   34     0.01    0.05   0.05    [*]
-----------------------------------------------------------------------------------------------------------------
 64    Fenton                FNT      CTI     [*]        25   28   32     0.05    0.05   0.05    [*]
-----------------------------------------------------------------------------------------------------------------
 65    Storeton              SEN      CTI     [*]        26   29   33     0.028   0.028  0.028   [*]
-----------------------------------------------------------------------------------------------------------------
 66    Tunbridge Wells       TW       CTI     [*]        45   39   59     0.1     0.1    0.1     [*]
-----------------------------------------------------------------------------------------------------------------
 67    Plympton              PTN      NTL     [*]        60   63   56     0.1     0.1    0.1     [*]
-----------------------------------------------------------------------------------------------------------------
 68    Salisbury             SA       CTI     [*]        62   65   52     0.5     0.5    0.16    [*]
-----------------------------------------------------------------------------------------------------------------
 69    Larkstoke             LKK      CTI     [*]        27   57   60     0.025   0.025  0.025   [*]
-----------------------------------------------------------------------------------------------------------------
 70    Keighley              KJ       NTL     [*]        34  N/A  N/A     0.05    0      0       [*]
-----------------------------------------------------------------------------------------------------------------
 71    Huntshaw Cross        HC       NTL     [*]        64   53   57     2       2      2       [*]
-----------------------------------------------------------------------------------------------------------------
       Huntshaw Cross        HC       NTL     [*]        64   53   57     2       2      2       [*]
-----------------------------------------------------------------------------------------------------------------
 72    Knock More            KMR      NTL     [*]        57   60   56     1       1      1       [*]
-----------------------------------------------------------------------------------------------------------------
 73    Rumster Forest        RMF      NTL     [*]        32   62   59     1       2      2       [*]
-----------------------------------------------------------------------------------------------------------------
 74    Aberdare              ABR      CTI     [*]        26   29   33     0.025   0.025  0.05    [*]
-----------------------------------------------------------------------------------------------------------------
 75    Eitshal               ETL      CTI     [*]        25   28   32     0.8     0.8    0.8     [*]
-----------------------------------------------------------------------------------------------------------------
 76    Brierley Hill         BOF      CTI     [*]        59   66   62     0.1     0.05   0.05    [*]
-----------------------------------------------------------------------------------------------------------------
 77    Olivers Mount         OMT      CTI     [*]        58   61   64     0.05    0.05   0.05    [*]
-----------------------------------------------------------------------------------------------------------------
 78    Keelylang Hill        KEE      CTI     [*]        44   47   51     0.63    0.63   0.63    [*]
-----------------------------------------------------------------------------------------------------------------
 79    Pontypool             PPL      CTI     [*]        45   66   68     0.01    0.01   0.01    [*]
-----------------------------------------------------------------------------------------------------------------
 80    Torosay               TOY      CTI     [*]        33   21   31     0.125   0.125  0.125   [*]
-----------------------------------------------------------------------------------------------------------------
 81    Bressay               BRQ      CTI     [*]        31   66   68     1       0.1    0.1     [*]
-----------------------------------------------------------------------------------------------------------------

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

NOTES ON SCHEDULE 8, TABLE 1

Note 1: Response time   Time from which transmitting station automatic
                        monitoring equipment signals a fault to the TOC, until arrival on site

Note 2: Whitehawk Hill has suffered from gypsies and vandals so is no longer visited at night for security

Note 3: Rumster Forest will be 1h provided the team are not on Orkney

Note 4:                 No night-time ferry from Bressay

Note 5: For the purposes of Clause 8.1 Crystal Palace and Divis have been allocated high priority status by CTI

                                  SCHEDULE 9

                              THE IMPACT SCHEDULE
                       (BDB DTT ANALOGUE CONSEQUENTIALS)

PART I - INTRODUCTION

This document defines the work which CTI will undertake, either directly or through NTL, in connection with the modifications to existing analogue TV plant as a result of the introduction of the DTT service in the UK.

The work described here is strictly limited to the consequentials of the introduction of the BDB Multiplexes.

The work described forms the 'baseline' for CTI's responsibilities under the BDB DTT Contract. It reflects the changes which are known at 15 August 1997. Any further changes will be dealt with under the 'Change Control' procedures as laid down in Schedule 1 of the DTT Contract.

PART II - SCOPE OF WORK

The work described in this Schedule and included in the Contract price is outlined in the following ITC documents:

 .    "Impact of Digital TV Relay Stations on UK Analogue Services", Doc. No. 18,
     Ver 1.0, 30 April 1997;

 .    "Impact of Digital TV Main Stations on UK Analogue Services, Results of
     field work for Stage 1 and 2 sites", Doc. No. 19, Ver 1.0, 31 May 1997; and

 .    "Change to DTT Frequency Plan", Doc. No. 21, Ver 1.0, 6 August 1997.

PART III - SPECIFIC EXCLUSIONS IN THIS SCHEDULE

Please refer to the list of specific exclusions in Schedule 9, Table I and Table 2.

In particular, the following are not included:-

 .    domestic re-tuning; and

 .    any subsequent changes required by the ITC.

PART IV - SCHEDULE OF WORK

DESCRIPTION OF WORK AT SITES OTHER THAN DTT STATIONS

Schedule 9, Table 1 shows the type of work required at each of the analogue relay stations in connection with the introduction of the BDB Multiplexes. The work under the various headings is described below:

PRECISION OFFSET

In most cases precision offset is impossible to implement with the existing equipment due to its design. At such sites the transmission plant will have to be replaced.

CHANNEL CHANGE

Existing equipment can generally be retuned. However the ITC stipulates that there is to be no degradation of service for existing viewers. This means that the old and new channels should be simulcast for a period to be specified by the broadcasters which will require the purchase of temporary systems.

In addition the broadcasters require the use of captioning on the existing channels in such circumstances.

INCREASE IN ERP

This can be achieved either by the modification of the transmit antenna or by increasing the transmitter output power. In most cases this is combined with precision offset working so new equipment Is called for. In cases where space is limited and the transmission plant is integrated into one bay, an increase in ERP of one service will mean that new equipment will be required for all the services on a site.

NEW ANALOGUE RELAY

In five cases new relays will be provided. At [*] this will be by addition of equipment at an existing NTL site where space exists in the current building ([*] will be fed by RBL from Wrexham-Rhos).

At Prestatyn a new Relay will have to be built on a green-field site.

RBL ANTENNA MODIFICATIONS

In a few cases modification of the existing site RBL receive antennas is required to reduce Interference to the received signal.

NEW TRANSMIT ANTENNA

In some cases, a new transmit antenna is required for one or both of the following reasons:-

 .    to increase the ERP of the station with an antenna of greater gain; and/or

 .    to suit the new channel allocation(s).

DESCRIPTION OF WORK AT CO-SITED STATIONS

Schedule 9, Table 2 shows the work required to modify the existing analogue transmission system, at stations, with co-sited DTT services, as a result of the introduction of the BDB Multiplexes. The work under the various headings is described below:-


     MODIFICATION OF VESTIGIAL SIDEBAND REGION

     To avoid degradation of a DTT multiplex which is lower adjacent to an existing analogue service, the VSB region of the analogue service must be modified. This will be carried out both at low power in the analogue drive equipment and also with high power filtering at the output of the amplifiers. This work is subject to approval by the relevant regulatory authority.

     MODIFICATION OF GROUP DELAY

     As a consequence of the high power filtering required to restrict the VSB region extra group delay correction will be required on all analogue services with lower adjacent DTT multiplexes. This correction will be installed within the analogue drive equipment. At sites where the DTT services are to be combined with the analogue services and transmitted from a common antenna this extra correction must be configured such that it can be easily removed from circuit when maintenance is carried out on the analogue equipment. Extra group delay correction will also be required at sites where the DTT multiplex is upper adjacent to the analogue service, this is easier to accomplish than at lower adjacent sites.

     PRECISION OFFSET

     Precision offset oscillators will be installed in the analogue equipment at five co-sited stations. This is necessary to avoid co-channel interference with analogue relay stations which must be frequency changed as a requirement of the ITC frequency plan.

     REPLACEMENT DRIVES

     A total of four analogue services will require replacement drive equipment. The type of drive equipment presently employed at these sites cannot be modified to allow lower adjacent DTT operation. New drive equipment will be procured and interfaced to the existing control circuits and high power amplifiers.

                              SCHEDULE 9 -TABLE 1

   SCHEDULE OF WORK: ANALOGUE MODIFICATIONS AT SITES OTHER THAN DTT STATIONS

---------------------------------------------------------------------------------------------------------------------------
Site                 Interfering     B     C    D    Precision   Channel   Increase    New     Modify   New Tx      SHF
                      DTT Site &                     Offset      change    Power       Relay   RBL      antenna     Link
                         Mux
---------------------------------------------------------------------------------------------------------------------------
Hunmanby             Belmont                x    x                                              x
---------------------------------------------------------------------------------------------------------------------------
Ardnadam             Black Hill       x                                     x
---------------------------------------------------------------------------------------------------------------------------
Bellshill SH         Black Hill                  x                x
---------------------------------------------------------------------------------------------------------------------------
Bronnant SH          Blaenplwvf       x                                     x
---------------------------------------------------------------------------------------------------------------------------
Bath                 Briston KW       x
---------------------------------------------------------------------------------------------------------------------------
Ferryside            Caradon Hill     x                           x         x
---------------------------------------------------------------------------------------------------------------------------
Chagford             Carmel           x                                                         x
---------------------------------------------------------------------------------------------------------------------------
Staithes             Chatton                x    x                                      x
---------------------------------------------------------------------------------------------------------------------------
High Keil            Divis            x                                                                              x
---------------------------------------------------------------------------------------------------------------------------
Bretch Hill          Emley Moor       x     x                                                   x
---------------------------------------------------------------------------------------------------------------------------
Buxton               Emley Moor       x     x
---------------------------------------------------------------------------------------------------------------------------
Holmfirth            Emley Moor                  x                x                                      x
---------------------------------------------------------------------------------------------------------------------------
Nottingham           Emley Moor       x     x         x
---------------------------------------------------------------------------------------------------------------------------
Sheffield            Emley Moor       x     x         x
---------------------------------------------------------------------------------------------------------------------------
Stoke North          Fenton           x     x    x                                      x
---------------------------------------------------------------------------------------------------------------------------
Croeserw             Huntshaw         x               x
---------------------------------------------------------------------------------------------------------------------------
Glyncorrwg           Huntshaw         x                                                         x
---------------------------------------------------------------------------------------------------------------------------
Ilfracombe           Huntshaw         x               x
---------------------------------------------------------------------------------------------------------------------------
Craigellachie        Knock More       x     x                     x
---------------------------------------------------------------------------------------------------------------------------
Barrow Town          Lancaster        x                                                         x
---------------------------------------------------------------------------------------------------------------------------
Kings Weston         Mendip/Ridg            x    x    x
---------------------------------------------------------------------------------------------------------------------------
Bidston              Moel-y-Parc            x                     x
---------------------------------------------------------------------------------------------------------------------------
West Kirby           Moel-y-Parc                      x           x
---------------------------------------------------------------------------------------------------------------------------
Stroud               Ridge Hill             x    x    x                                                  x
---------------------------------------------------------------------------------------------------------------------------
Cathcart             Rosneath         x     x                               x
---------------------------------------------------------------------------------------------------------------------------
Kelvindale           Rosneath                    x                          x
---------------------------------------------------------------------------------------------------------------------------
Pitlochry            Selkirk          x                                                         x
---------------------------------------------------------------------------------------------------------------------------
Blackburn            Sheffield        x                                     x
---------------------------------------------------------------------------------------------------------------------------
Hasland              Sheffield        x                                     x
---------------------------------------------------------------------------------------------------------------------------
Cwmbran              Stockland        x                                                 x
---------------------------------------------------------------------------------------------------------------------------
Wivenhoe Park        Sudbury                 x                    x
---------------------------------------------------------------------------------------------------------------------------
Long Mountain        Sutton           x               x
---------------------------------------------------------------------------------------------------------------------------
Glossop              Sutton                  x        x
---------------------------------------------------------------------------------------------------------------------------
Leek                 Sutton                  x        x
---------------------------------------------------------------------------------------------------------------------------
Lees                 Sutton                  x        x
---------------------------------------------------------------------------------------------------------------------------
Storeton             Sutton                  x        x
---------------------------------------------------------------------------------------------------------------------------
Wardle               Sutton                  x        x
---------------------------------------------------------------------------------------------------------------------------
Wrexham Rhos         Sutton                  x        x
---------------------------------------------------------------------------------------------------------------------------
Cefn-Mawr            SuttonWinte      x      x        x                                 x                            x
---------------------------------------------------------------------------------------------------------------------------
Bargoed              Wenvoe           x               x
---------------------------------------------------------------------------------------------------------------------------
Carhampton           Wenvoe           x               x           x                                      x
---------------------------------------------------------------------------------------------------------------------------
Countisbury          Wenvoe           x                           x
---------------------------------------------------------------------------------------------------------------------------
Easter Compton       Wenvoe           x               x           x
---------------------------------------------------------------------------------------------------------------------------
Gilfach              Wenvoe           x               x
---------------------------------------------------------------------------------------------------------------------------
Greenhill            Wenvoe           x               x
---------------------------------------------------------------------------------------------------------------------------
Kewstoke             Wenvoe           x               x            x        x
---------------------------------------------------------------------------------------------------------------------------
Pontardawe           Wenvoe           x               x
---------------------------------------------------------------------------------------------------------------------------
Pontvpool            Wenvoe           x               x
---------------------------------------------------------------------------------------------------------------------------
Redcliff Bay         Wenvoe           x               x            x        x
---------------------------------------------------------------------------------------------------------------------------
Roadwater            Wenvoe           x               x
---------------------------------------------------------------------------------------------------------------------------
Woodcombe            Wenvoe           x               x            x        x
---------------------------------------------------------------------------------------------------------------------------
Llanddona/Prestat    Winter Hill                x     x                                 x                x
---------------------------------------------------------------------------------------------------------------------------

                      SCHEDULE 9 - TABLE 2  SHEET 1 OF 2

        SCHEDULE OF WORK:  ANALOGUE MODIFICATIONS AT CO-SITED STATIONS

------------------------------------------------------------------------------------------------------------------------------------

SITE                               CO-SITED INTERFERING MULTIPLEX        MODIFY   MODIFY     PRECISION       REPLACE
                              ----------------------------------------
                                     B           C           D            VSB    G. DELAY      OFFSET         DRIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Aberdare                             x                                     x         x
------------------------------------------------------------------------------------------------------------------------------------
Angus                                x           x                         x         x
------------------------------------------------------------------------------------------------------------------------------------
Beacon Hill                          x           x           x             x         x                          x
------------------------------------------------------------------------------------------------------------------------------------
Belmont
------------------------------------------------------------------------------------------------------------------------------------
Bilsdale                                         x           x                       x
------------------------------------------------------------------------------------------------------------------------------------
Black Hill                           x                                               x
------------------------------------------------------------------------------------------------------------------------------------
Blaenplwyf                           x                                               x
------------------------------------------------------------------------------------------------------------------------------------
Bluebell Hill                        x           x           x             x         x
-----------------------------------------------------------------------------------------------------------------------------------
Bressay                              x                                     x         x
------------------------------------------------------------------------------------------------------------------------------------
Brierley Hill                        x                       x             x         x
------------------------------------------------------------------------------------------------------------------------------------
Bristol Ilchester Crescent           x           x           x                       x
------------------------------------------------------------------------------------------------------------------------------------
Bristol Kings Weston
------------------------------------------------------------------------------------------------------------------------------------
Bromsgrove                           x           x           x             x         x
------------------------------------------------------------------------------------------------------------------------------------
Brougher Mountain                    x           x           x                       x
------------------------------------------------------------------------------------------------------------------------------------
Caldbeck
------------------------------------------------------------------------------------------------------------------------------------
Caradon Hill                         x           x           x             x         x
------------------------------------------------------------------------------------------------------------------------------------
Carmel                               x                       x             x         x           x              x
------------------------------------------------------------------------------------------------------------------------------------
Chatton                              x                                               x
------------------------------------------------------------------------------------------------------------------------------------
Chesterfield
------------------------------------------------------------------------------------------------------------------------------------
Craigkelly                           x                                     x         x
------------------------------------------------------------------------------------------------------------------------------------
Crystal Palace                                   x           x                                   x
------------------------------------------------------------------------------------------------------------------------------------
Darvel                               x           x           x             x         x                          x
-----------------------------------------------------------------------------------------------------------------------------------
Divis                                x                                               x
------------------------------------------------------------------------------------------------------------------------------------
Dover                                x                       x             x         x
------------------------------------------------------------------------------------------------------------------------------------
Durris
------------------------------------------------------------------------------------------------------------------------------------
Eitshal                              x           x           x             x         x
------------------------------------------------------------------------------------------------------------------------------------
Emley Moor                           x           x                         x         x
------------------------------------------------------------------------------------------------------------------------------------
Fenham                               x           x                                   x
------------------------------------------------------------------------------------------------------------------------------------
Fenton                               x           x           x                       x
------------------------------------------------------------------------------------------------------------------------------------
Fremont Point
------------------------------------------------------------------------------------------------------------------------------------
Guildford                            x           x                                   x
------------------------------------------------------------------------------------------------------------------------------------
Hannington                                       x                                   x
------------------------------------------------------------------------------------------------------------------------------------
Hastings                             x                                     x         x
------------------------------------------------------------------------------------------------------------------------------------
Heatherfield                                                 x             x         x
------------------------------------------------------------------------------------------------------------------------------------
Hemel Hempstead                                  x           x             x         x
------------------------------------------------------------------------------------------------------------------------------------
Huntshaw Cross                       x                                     x         x
------------------------------------------------------------------------------------------------------------------------------------
Idle                                             x                         x         x
------------------------------------------------------------------------------------------------------------------------------------
Keelylang Hill                       x           x           x                       x
------------------------------------------------------------------------------------------------------------------------------------
Keighley
------------------------------------------------------------------------------------------------------------------------------------
Kilvey Hill                          x                                     x         x
------------------------------------------------------------------------------------------------------------------------------------
Knock More
------------------------------------------------------------------------------------------------------------------------------------
Lancaster                            x                       x             x         x
------------------------------------------------------------------------------------------------------------------------------------

                      SCHEDULE 9 - TABLE 2  SHEET 2 OF 2

        SCHEDULE OF WORK:  ANALOGUE MODIFICATIONS AT CO-SITED STATIONS

-----------------------------------------------------------------------------------------------------
SITE                CO-SITED INTERFERING MULTIPLEX        MODIFY     MODIFY     PRECISION    REPLACE
                    ------------------------------
                                                            VSB     G. DELAY      OFFSET      DRIVE
-----------------------------------------------------------------------------------------------------
                      B           C           D
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Larkstoke             X                                                  X
-----------------------------------------------------------------------------------------------------
Limavady                          X           X             X            X
-----------------------------------------------------------------------------------------------------
Llanddona             X           X                                      X
-----------------------------------------------------------------------------------------------------
Malvern               X                                     X            X
-----------------------------------------------------------------------------------------------------
Mendip                X                                                  X           X
-----------------------------------------------------------------------------------------------------
Midhurst              X                       X                          X
-----------------------------------------------------------------------------------------------------
Moel-y-Parc
-----------------------------------------------------------------------------------------------------
Nottingham
-----------------------------------------------------------------------------------------------------
Olivers Mount         X           X           X                          X
-----------------------------------------------------------------------------------------------------
Oxford                X                                     X            X
-----------------------------------------------------------------------------------------------------
Pendle Forest         X                                     X            X
-----------------------------------------------------------------------------------------------------
Plympton              X           X                         X            X
-----------------------------------------------------------------------------------------------------
Pontop Pike           X           X           X             X            X           X
-----------------------------------------------------------------------------------------------------
Pontypool
-----------------------------------------------------------------------------------------------------
Presely               X           X           X             X            X           X
-----------------------------------------------------------------------------------------------------
Redruth                           X           X             X            X
-----------------------------------------------------------------------------------------------------
Reigate
-----------------------------------------------------------------------------------------------------
Ridge Hill
-----------------------------------------------------------------------------------------------------
Rosemarkie            X           X           X             X            X                      X
-----------------------------------------------------------------------------------------------------
Rosneath              X           X                         X            X
-----------------------------------------------------------------------------------------------------
Rowridge              X           X           X                          X
-----------------------------------------------------------------------------------------------------
Rumster Forest        X                                                  X
-----------------------------------------------------------------------------------------------------
Saddleworth           X                                     X            X
-----------------------------------------------------------------------------------------------------
Salisbury             X                       X             X            X
-----------------------------------------------------------------------------------------------------
Sandy Heath                                                                          X
-----------------------------------------------------------------------------------------------------
Selkirk               X           X           X                          X
-----------------------------------------------------------------------------------------------------
Sheffield
-----------------------------------------------------------------------------------------------------
Stockland Hill        X           X           X             X            X
-----------------------------------------------------------------------------------------------------
Storeton              X           X           X                          X
-----------------------------------------------------------------------------------------------------
Sudbury                                       X             X            X
-----------------------------------------------------------------------------------------------------
Sutton Coldfield      X                                                  X
-----------------------------------------------------------------------------------------------------
Taconeston
-----------------------------------------------------------------------------------------------------
The Wrekin            X                                                  X
-----------------------------------------------------------------------------------------------------
Torosay               X           X           X             X            X
-----------------------------------------------------------------------------------------------------
Tunbridge Wells       X                                                  X
-----------------------------------------------------------------------------------------------------
Waltham                                                                  X
-----------------------------------------------------------------------------------------------------
Wenvoe
-----------------------------------------------------------------------------------------------------
Whitehawk Hill                    X           X                          X
-----------------------------------------------------------------------------------------------------
Winter Hill                       X           X                          X
-----------------------------------------------------------------------------------------------------

                                  SCHEDULE 10

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                       SCHEDULE 11 -EMERGENCY EQUIPMENT
                         /DISASTER RECOVERY PROCEDURES

PART I - EMERGENCY RESERVE EQUIPMENT

BDB Exclusive Equipment:

 .  3 off 4kW containerised DTT transmitters including TIE; and

 .  3 off 1kW containerised DTT transmitters including TIE.

Interconnection cabling and instructions will be maintained in portable cases in accordance with an agreed operational procedure.

CTI EXCLUSIVE EQUIPMENT:

 .  1 off modular DTT combining system with interconnecting feeder; and

 .  2 off Broadband 8 Lambda 4 panel UHF Antennas.

CTI/NTL SHARED EQUIPMENT:

Some of these facilities are shared with NTL. Items are fully maintained under an annual maintenance plan and include:

 .  210m reserve mast;

 .  80m reserve tower;

 .  16 lambda main UHF antenna,

 .  4 lambda UHF antenna;

 .  5 inch feeder;

 .  3 inch feeder;

 .  UHF combiner: and

 .  documentation.

Adaptors and feeders for interconnecting points will be available at all sites.

Emergency facilities will be phased in appropriately as installations progress.

PART II- DISASTER RECOVERY PROCEDURES

In the event of a serious incident CTI will follow the procedures laid down in the CTI Disasters and Emergencies Procedures Plan which is updated when necessary and covers the following:

 .   security procedures;

 .   electric shock;

 .   loss of transmission facilities;
    mast collapse;
    loss of transmitters,
    emergency link procedure;
    local site plans;
    procedural testing;

 .   other emergencies;
    mast rescue;
    Falling Ice;
    bomb precautions; and

 .   a telephone list.

NOTIFICATION

In the event that a potentially catastrophic incident is detected, which will impair or interrupt service from one or more Stations for an extended period, CTI shall immediately notify the BDB Representative and initiate the CTI Disasters and Emergencies Plan.

CTI and the BDB Representative will then jointly assess the implications of the incident.

SERVICE PRIORITY

In the event of failure of more than one service at a Station, the order of priority for service restoration will be in accordance with the CTI Disaster and Emergencies Procedures Plan.

CTI will use reasonable endeavours not to show undue preference to any other customer in the order of priority set out in the CTI Disaster and Emergency Procedures Plan.

LOSS OF MAINS SUPPLY AND GENERATOR

In the event of fire destroying a mains supply and the backup generator simultaneously, a containerised generator will be supplied within 24 hours on hire.

LOSS OF COMPLETE TRANSMITTING STATION

In the event of the loss of a complete transmitting station, CTI will deploy the containerised emergency transmitters and other equipment necessary to restore the service.

An emergency container transmitter can be delivered to any site on the mainland within 24 hours.

MAJOR DAMAGE TO MAST AND/OR ANTENNA SYSTEM

Following notification or identification of potential structural damage and an initial assessment of potential safety hazards, named personnel will be contacted to enable contingency plans to be initiated. These people are directly responsible for the provision of the reserve facilities. Some of these facilities are shared with NTL.

Service recovery times depend on the severity of damage. It is likely that the erection time for the 210m mast would be four to five weeks. It could be possible under favourable conditions to reduce this to about three weeks.

At smaller sites full service would be restored using cherry-pickers and cranes.

TECHNICAL OPERATIONS CENTRE (TOC)

The TOC has been designed to be fully resilient. A back-up to the TOC is located at Sutton Coldfield providing duplication of the computer systems at the TOC. Data communications from the Stations to these computer systems is via ISDN or PSTN backup circuits which are instigated automatically without manual intervention.

In the event that the TOC needs to be abandoned, staff would transfer to the backup centre and the operation would be resumed within in one hour with no loss of monitoring data. The transfer time will be minimised by providing remote or mobile access to the backup centre.

                                  SCHEDULE 12

                              ADDITIONAL STATIONS

Until 31 December 2001 additional stations beyond those listed in Schedule 8 will be added to the Network, as requested by BDB, in accordance with the Change Control Procedures specified in Schedule 1. The basis for calculating the additional Charge for each additional station shall be the sum of:

[*]

The provision of additional Stations from 1 January 2002 will be subject to separate agreement between BDB and CTI.

Once the additional charge is calculated and agreed, Schedule 2 will be adjusted accordingly.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

EXECUTED by the parties

Signed by
for and on behalf of
BRITISH DIGITAL BROADCASTING PLC:


/s/                                           Signature
---------------------------------------------


Signed by
for and on behalf of
CASTLE TRANSMISSION INTERNATIONAL LTD:


/s/                                          Signature
--------------------------------------------

                                    ANNEX 1

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

ANNEX 1 - PART 1 [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

ANNEX I - PART II [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

ANNEX I - PART III [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

ANNEX 1 - PART IV [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

ANNEX 2 DRAFT MULTIPLEX LICENCE

                                 THE SCHEDULE

Index To Conditions

PART 1

 1.       Definitions and Interpretation...................................   2
 2.       Provision of Multiplex Service by the Licensee...................   5
 3.       Fees.............................................................   5
 4.       Additional Payments..............................................   6
 5.       Interest on Late Payments and V.A.T..............................   7
 6.       Transmission Arrangements, Technical Standards and Requirements..   7
 7.       Availability of Capacity on the Frequencies......................   8
 8.       Provision of Information to the Commission.......................   8
 9.       Renewal of the Licence...........................................  11
10.       Fair and Effective Competition...................................  13
11.       Restrictions on the Holders of Multiplex Licences................  15
12.       Transferability of the Licence...................................  15
13.       Compliance.......................................................  16
14.       Prohibition on Conveyance of Unlicensed Services.................  16
15.       Government Directions............................................  16
16.       Complaints Received from the Public..............................  17
17.       Power of the Commission to Vary License Conditions...............  17
18.       Publication of Tariffs...........................................  18
19.       Equal Opportunities..............................................  18
20.       Notices..........................................................  19
21.       Exception and Limitation on the Licensee's Obligations...........  20
22.       Sanctions for Breaches of Condition..............................  21
23.       Revocation.......................................................  22

Annex:  The Licensed Service

Definitions and Interpretation................................. 25
Part I - Conditions relating to Digital Programme Services..... 26
Part II - Conditions relating to Digital Additional Services... 28
Part III - Conditions relating to Promoting or assisting the acquisition of equipment........................... 29
Part IV - Conditions relating to the Technical Plan............ 30
Part V - Details of Broadcasting Stations...................... 33
Part VI - Additional Information............................... 40
Part VII - Conditions coming into force on the Date of Grant... 41
Confidential Appendix..........................................

                                    PART 1

1.   DEFINITIONS AND INTERPRETATION

(1) In these Conditions and in the Conditions in the Annex unless the context otherwise requires:

     references to any "ACCOUNTING PERIOD" of the Licensee shall be interpreted in accordance with Section 13(6) of the 1996 Act and the Statement of Principles on multiplex revenue;

     "THE 1990 ACT" means the Broadcasting Act 1990 as amended by the 1996 Act;

     "THE 1996 ACT" means the Broadcasting Act 1996;

     "BODY" means a body of persons whether incorporated or not, and includes a partnership;

     "BSKYB" means British Sky Broadcasting Group PLC, a company incorporated under the laws of England (registered number 2247735) whose registered office is at Grant Way, Isleworth, Middlesex TW7 5QD;

     "BSKYB LIMITED" means British Sky Broadcasting Limited, a company incorporated under the laws of England (registered number 2906991) whose registered office is at Grant Way, Isleworth, Middlesex TW7 5QD;

     "BSB HOLDINGS" means BSB Holdings Limited, a company incorporated under the laws of England (registered number 2042233) whose registered office is at 3 Burlington Gardens, London W1X 1LB;

     "CODE OF PRACTICE ON CHANGES TO EXISTING TRANSMISSION AND RECEPTION ARRANGEMENTS" means the code governing the standards and requirements relating to changes and modifications to transmission and reception arrangements for existing terrestrial television services required as a result of the transmission of the Licensed Service as drawn up from time to time revised by the Commission;

     "COMMENCEMENT DATE" means the date one year after the Date of Grant, or such earlier date as the Licensee may notify to the Commission in writing or such later date as may be agreed in writing between the Commission and the Licensee;

     references to a "CONNECTED PERSON" in relation to the Licensee shall be interpreted in accordance with paragraph 3 of Part I of Schedule 2 to the 1990 Act;

     references to "DIGITAL ADDITIONAL SERVICES" shall be interpreted in accordance with Section 24 of the 1996 Act;

     references to "DIGITAL PROGRAMME SERVICES" shall be interpreted in accordance with Section 1(4) of the 1996 Act;

     "DIGITAL TECHNICAL PERFORMANCE CODE" means the code governing technical standards and practice in the provision of licensed services and qualifying services as drawn up and from time to time revised by the Commission;

     "DISABLED PERSON" has the same meaning as in the Disability Discrimination Act 1995;

     "FREQUENCIES" means the frequencies designated by UHF Channel numbers in
     Part V of the Annex and a "FREQUENCY" means any of the Frequencies;

     "INITIAL LICENCE PERIOD" means the period of twelve years from and including the Commencement Date or, if shorter, the period from and including the Commencement Date until such date as the Licence is revoked in accordance with these Conditions;

     any reference to a person or group of persons acting together having an "INTEREST" of a particular percentage (or of more than a particular percentage) in a body corporate is a reference to a person or group of persons acting together who:

     (a) holds or is beneficially entitled to that percentage (or more than that percentage) of the shares in that body; or

     (b) possesses that percentage (or more than that percentage) of the voting power in that body;

     "LICENCE PERIOD" means the Initial Licence Period or any Subsequent Licence Period, as the context shall require;

     "LICENCED AREA" means the coverage area achieved when the programmes in the licensed services and the qualifying services included in the Licensed Service are transmitted by wireless telegraphy from the stations specified in Part V of the Annex (as varied from time to time pursuant to the proviso to Condition 2(2)), subject to such stations being operated in accordance with the Digital Technical Performance Code and otherwise in accordance with the details set out in Part V of the Annex;

     "LICENSED SERVICES" means services licensed by the Commission under Part I of the 1996 Act;

     references to "MULTIPLEX REVENUE" in relation to the Licencee shall be interpreted in accordance with Sections 14 and 37 of the 1996 Act and the Statement of Principles drawn up and revised from time to time by the Commission in consultation with the Secretary of State and the Treasury pursuant to Part I of Schedule 1 to the 1996 Act;

     "PRESCRIBED AMOUNT" means:

     (a)   where:

           (i)  the Licence is revoked under Section 11 of the 1996 Act; or

     (ii) the first complete accounting period of the Licencee falling within the Licence Period has not yet ended;

     seven percent of the amount which the Commission estimate would have been the multiplex revenue for that accounting period (as determined in accordance with Section 14 of the 1996 Act); or

     (b) in any other case, seven percent of the multiplex revenue for the last complete accounting period of the Licencee so falling (as determined in accordance with Section 14 of the 1996 Act);

     "PROGRAMME", save where otherwise specified, includes an advertisement and any item included in the Licensed Service;

     references to "PROGRAMME-RELATED SERVICES" shall be interpreted in accordance with Section 12(4)(b) of the 1996 Act;

     references to "QUALIFYING SERVICES" shall be interpreted in accordance with
     Section 2 of the 1996 Act;

     "RACIAL GROUP" has the same meaning as in the Race Relations Act 1976;

     "RELEVANT DATE" means the date which the Commission determines to be that by which it would need to publish a notice under Section (7)(1) of the 1996 Act if it were to grant, as from the date on which the Licence would expire if not renewed, a fresh license to provide the Licensed Service.

     "RELEVANT PERCENTAGE OF MULTIPLEX REVENUE" means such percentage of the multiplex revenue in relation to each accounting period of the Licencee during the Licence Period as the Commission may specify pursuant to Condition 9(5), which percentage may be different for different accounting periods and may be a nil percentage;

     "SUBSEQUENT LICENCE PERIOD" means the period of twelve years from and including the date on which the Licence is renewed in accordance with Condition 9 or, if shorter, the period from and including the date on which the Licence is renewed until such date as it is revoked in accordance with these Conditions;

     "TECHNICAL PLAN" means the technical plan relating to the Licensed Service which accompanied the Licencee's application for the Licence pursuant to
     Section 7(4)(b) of the 1996 Act; and

     references to "TECHNICAL SERVICES" shall be interpreted in accordance with
     Section 24(3) of the 1996 Act and to "RELEVANT TECHNICAL SERVICES" shall be interpreted in accordance with Section 12(4)(c) of the 1996 Act.

(2) The Interpretation Act 1978 shall apply for the purpose of interpreting these Conditions as if they were an Act of Parliament.

(3) Any word or expression used in these Conditions shall unless otherwise defined herein and/or the context otherwise requires have the same meaning as it has in the 1990 Act or in the 1996 Act, as the case may be.

(4) For the purposes of interpreting these Conditions headings and titles to any Condition shall be disregarded.

(5)  This Licence shall be governed by English law.

                                     PART 2

2.   PROVISION OF MULTIPLEX SERVICE BY THE LICENSEE

(1) The Licencee shall provide the Licensed Service for the Licence Period in the Licenced Area and in accordance with the Conditions set out in the Annex.

(2) Subject to the Conditions set out in the Annex, the Licencee shall ensure that the licensed services and the qualifying services broadcast in the Licensed Service are transmitted from the stations specified in, and otherwise in accordance with Part V of the Annex and on each day of the week. Provided that the Commission may (having first consulted the Licencee) from time to time by notice to the Licencee amend Part V of the
     Annex:

     (a) by substituting for any station or stations therein referred to, a reference to any other station or stations serving substantially the whole of the area previously served by the stations so substituted; and/or

     (b) by adding to the stations therein referred to a reference to an additional station or stations serving an additional area, whether or not such additional area is served in whole or in part by another station from which the licensed services and the qualifying services are broadcast in the Licensed Service; and/or

     (c) by deleting references to any station or stations where such deletion is required pursuant to the revocation by the Secretary of State, pursuant to Section 6(3) of the 1996 Act of the assignment of any Frequency;

     and any such variation shall take effect on such date or event as the Commission shall in such notice specify whereupon Part V of the Annex shall be deemed to have been amended so as to include particulars of the broadcasting stations as so varied.

(3) Nothing in this Licence shall constitute or imply any warranty, representations or obligation on the part of the Commission as to the size or location of the areas actually capable of receiving the programmes in the licensed services and the qualifying services broadcast in the Licensed Service provided by the Licencee pursuant to the Licence or that licensed services and qualifying services provided by the holder of any other license (including a multiplex service license) shall not be capable of reception in the whole or any part of the Licenced Area.

(4) The Licencee shall not be authorised by or under the Licence to broadcast or procure the broadcasting of anything other than the Licensed Service.

3.   FEES

(1) The Licencee shall pay to the Commission such fees as the Commission may determine in accordance with the tariff fixed by it and for the time being in force under Section 4(3) of the 1996 Act, details of which, and of any revision whereof, the Commission shall provide to the Licencee in writing.

(2) Payment of the fees referred to in Condition 3(1) shall be made in such manner as the Commission shall specify provided that unless the Commission specifically otherwise requires:

     (a) where the annual amount of the fee is less than the Designated Amount, it shall be payable on the Date of Grant and on each anniversary thereof prior to or during the Licence Period; and

     (b) where the annual amount of the fee is equal to or more than the Designated Amount, it shall be payable in advance by equal monthly instalments commencing on the Date of Grant and continuing thereafter until the expiry of the Licence Period.

(3) For the purposes of this Condition 3, the "DESIGNATED AMOUNT" means the sum of (Pounds)25,000, or such other sum as the Commission may from time to time specify.

4.   ADDITIONAL PAYMENTS

(1) The Licencee shall pay to the Commission in respect of each accounting period of the Licencee falling within the Licence Period an amount representing the Relevant Percentage of multiplex revenue.

(2)  The Commission may:

     (a) before the beginning of any accounting period of the Licencee, estimate the amount representing the Relevant Percentage of multiplex revenue for that accounting period (and the Licencee shall pay such estimated amount (the "ESTIMATED AMOUNT") by equal monthly instalments on the twenty-seventh day of each month throughout that accounting period); and

     (b) at such times as it shall think fit revise the Estimated Amount and adjust the instalments payable by the Licencee to take account of any such revision.

(3) (a) The Licencee shall pay to the Commission a sum equal to the amount (if any) by which the amount of the Relevant Percentage of multiplex revenue in respect of any accounting period of his exceeds the Estimated Amount actually paid by him to the Commission in respect of that period; and

     (b) the Commission shall pay or procure the payment to the Licencee of a sum equal to the amount (if any) by which the amount of the Relevant Percentage of multiplex revenue in respect of any accounting period of the Licencee is less than the Estimated Amount actually paid by the Licencee to the Commission in respect of that period, and the sum payable by the Licencee shall be paid within 14 days of the date on which the Commission shall notify the Licencee of the amount of the Relevant Percentage of multiplex revenue in respect of such accounting period.

(4) Payments under this Condition 4 shall be made in such manner as the Commission shall specify.

(5)  This Condition shall not have effect:

     (a)  in relation to the Initial Licence Period; or

     (b) in relation to the Subsequent Licence Period if, pursuant to Section 16(8) of the 1996 Act, the Commission specify (with the consent of the Secretary of State) that no relevant percentage of multiplex revenue is payable for that period.

5.   INTEREST ON LATE PAYMENTS AND V.A.T.

(1) Any payment due from the Licencee under or in respect of this Licence shall carry interest at three percent over the base rate for the time being of National Westminster Bank PLC (or if unavailable then the rate published by another clearing bank as selected by the Commission) from the date such payment was due until the date of actual payment.

(2) The Licencee's liability to pay to the Commission the amounts payable by him under Condition 5(1) shall accrue from day to day and shall be calculated on the basis of a year of 365 days and for the actual number of days elapsed.

(3) (a) The Licencee shall pay any V.A.T. on any supply for V.A.T. purposes by the Commission under the Licence.

     (b) Without limitation to paragraph (a) above, all sums payable or other consideration to be given by the Licencee are exclusive of V.A.T. which shall be paid by the Licencee in addition to such sums or consideration.

     (c) In this Condition 5(3) V.A.T. means value added tax and any similar tax.

6.   TRANSMISSION ARRANGEMENTS, TECHNICAL STANDARDS AND REQUIREMENTS

(1) The Licencee shall do all he can to ensure that the signals carrying the Licensed Service attain high standards in terms of technical quality and reliability throughout so much of the Licenced Area as is for the time being reasonably practicable and in particular, (but without prejudice to the generality of the foregoing) the Licencee shall do all that he can to ensure that the relevant provisions of the Digital Technical Performance Code are observed in all operations under his direct control and by any third parties involved in the provision of programmes in the licensed services and qualifying services broadcast in the Licensed Service or in the provision and operation of a system for the distribution and transmission of the Licensed Service.

(2) The Licencee shall at all times comply with the Code of Practice on Changes to Existing Transmission and Reception Arrangements adopted by the Commission from time to time and without prejudice to the generality of the foregoing the Licencee shall:

     (a) do all that he can to secure that all work required in accordance with the Code of Practice on Changes to Existing Transmission and Reception Arrangements in connection with the equipment used for the transmission of existing terrestrial television services in order to accommodate the transmission of the Licensed Service is carried out in a proper manner before the commencement of transmissions of the Licensed Service from each of the stations specified in Part V of the Annex;

     (b) not commence transmissions of the Licensed Service from any of the stations specified in Part V of the Annex until the work referred to in paragraph 2(a) of this Condition in connection with such transmissions from such stations has been completed;

     (c) promptly and in a proper manner carry out all work required in accordance with the Code of Practice on Changes to Existing Transmission and Reception Arrangements in order to maintain the reception of existing terrestrial services by viewers affected by the changes to the transmission arrangements for those services described in the said Code without any cost or expense to those viewers; and

     (d) promptly and in a proper manner carry out all the work required in accordance with the Code of Practice on Changes to Existing Transmission and Reception Arrangements in order to restore the reception of existing terrestrial television services by viewers affected by interference caused by the transmission of the Licensed Service in the cases identified in the said Code without any cost or expense to those viewers.

(3) The Licensee shall comply with the Guidance Note on Test Transmissions, governing transmissions made by the Licensee from any of the stations specified in Part V of the Annex before the commencement of the Licensed Service from such stations, as drawn up and from time to time reviewed by the Commission.

(4) The Licensee shall ensure that the Licensed Service uses a transmission system complying with Article 2 of Council Directive 95/47/EC on the use of standards for transmission of television signal;

(5) Where the Commission specify a particular Community digital standard in accordance with Section 142 of the 1996 Act (the "COMMUNITY DIGITAL STANDARD") the Licensee shall ensure that the Licensed Service uses a transmission system meeting the Community Digital Standard.

7.   AVAILABILITY OF CAPACITY ON THE FREQUENCIES

(1) The Licensee shall ensure that, during the License Period, at least 90 percent (or such other percentage as the Secretary of State may from time to time by order specify pursuant to Section 12(5) of the 1996 Act) of digital capacity on the Frequencies is available for the broadcasting of digital programme services, qualifying services, programme-related services or relevant technical services.

(2) For the purpose of Condition 7(1) "QUALIFYING SERVICES" shall be interpreted in accordance with Section 12(4)(a) of the 1996 Act.

8.   PROVISION OF INFORMATION TO THE COMMISSION

(1) The Licensee shall furnish to the Commission in such manner and at such times as the Commission may reasonably require such documents, accounts, returns, estimates, reports or other information as the Commission may require for the purpose of exercising the functions assigned to it by or under the 1990 Act or the 1996 Act in relation to multiplex services and in particular (but without prejudice to the generality of the foregoing):

     (a)  the Licensee will notify the Commission:

          (i) of any change in the persons having control over the Licensee, or in the directors of the Licensee or the directors of any body corporate which controls the Licensee, within 28 days of the occurrence of such change;

          (ii) of any change in the persons having interests in the Licensee so that a person or group of persons acting together:

                 (A) has acquired an interest of more than twenty percent, in the Licensee or in any body corporate which controls Licensee; or

                 (B) having an interest of more than twenty percent, in the Licensee or in any body corporate which controls the Licensee, has increased such interest;

                 within 28 days of the Licensee becoming aware of such change:

          (iii) of any change in the persons having interests in the Licensee where an interest or interests notified to the Commission in Condition 8(1)(a)(ii)(A) or (B) falls to twenty percent or below within 28 days of the Licensee becoming aware of such change; and

          (iv) of any change in the persons having interests in the Licensee where such interest would cause the Licensee to be a disqualified person pursuant to Schedule 2 to the 1990 Act or cause any of the restrictions or requirements imposed on or in relation to the holders of multiplex service licences by or under Schedule 2 to the 1990 Act not to be complied with to the extent that such requirements apply to him immediately upon the Licensee becoming aware of such change;

     (b) the Licensee shall, save insofar as such matters have been notified to the Commission pursuant to paragraph (a) above, notify the Commission within 28 days of the occurrence of:

          (i) all matters, notice of which is required to be given to the Registrar of Companies under Parts V and/or XXIII of the Companies Act 1985; or

          (ii) (where the Licensee is not incorporated in England and Wales or Scotland) such similar or analogous matters under the laws of any applicable jurisdiction is the Commission may from time to time specify.

(2) The Licensee shall ensure that any person authorised in writing by the Commission is permitted at reasonable times to enter any premises of the Licensee or of any connected person in order to:

     (a) inspect, examine, operate or test any equipment on the premises which is used in connection with the provision of the Licensed Service; and

     (b) inspect and examine all statutory books and financial and other business records of the Licensee and to take such copies thereof as may in the opinion of the Commission be necessary or desirable to enable it to discharge its functions under the 1990 Act and/or the 1995 Act.

(3) The Licensee shall within 28 days of a request therefor provide the Commission with such information as it may require for the purposes of determining or revising the tariff referred to in Condition 3(1).

(4) The Licensee shall as soon as reasonably practicable following a request therefor provide the Commission with such information as it may require for the purposes of determining whether the Licensee has acted and is acting in accordance with the provisions of Condition 10, including, without limitation, Condition 10(2) and Condition 10(6).

(5) The Licensee shall as soon as reasonably practicable following a request therefor provide the Commission with such information as it may require for the purposes of determining wither the Licensee has complied and is complying with the Conditions set out in the Annex, including, without limitation, the Conditions set out in Part III of the Annex relating to acquisition of equipment.

(6)  The Licensee shall supply to the Commission:

     (a)  (i)   in relation to himself and any body which controls the Licensee
                (where a body corporate) a copy of his annual return at the same time as it is filed with the Registrar of Companies in accordance with Section 363 of the Companies Act 1985 and a copy of his annual report and accounts as soon as possible after they are circulated to the shareholders of the relevant body corporate; or

          (ii) (where the Licensee is not incorporated in England and Wales or Scotland) any returns, reports, accounts or other information under the laws of any applicable jurisdiction which is, in the opinion of the Commission, analogous or equivalent to the above, at such times and in such form as the Commission shall from time to time specify;

     (b) half-yearly income and expenditure returns and supplementary annexes in such form and at such times as the Commission shall require;

     (c) statements of his multiplex revenue at such intervals as the Commission may specify and also in respect of each entire accounting period of his in such form as the Commission shall require;

     (d) post-transmission data in relation to the programmes included in the licensed service and qualifying services which are broadcast in the Licensed Service covering such information and in such form as the Commission shall specify, such data to be delivered to the Commission as soon after transmission of the programmes to which they relate as the Commission may require;

     (e) tapes/recordings of such parts of the Licensed Services as the Commission shall from time to time require for the purposes of monitoring the technical performance of the Licensee;

     (f) such technical performance data as the Commission shall from time to time to time require, at such intervals and in such form as the Commission shall specify;

     (g) such information as the Commission may reasonably require from time to time for the purposes of determining whether the Licensee on any ground is a disqualified person by virtue of any of the provisions in
          Section 143(5) of the 1996 Act; and

     (h) such information as the Commission may reasonably require from time to time in relation to each person providing digital programme services broadcast in the Licensed Service as to the number of points attributable to each such person in respect of such digital programme services calculated in accordance with paragraph 7 of Part III of
          Schedule II of the 1990 Act.

(7) The Licensee shall supply to the Commission in relation to such periods, in such form and at such times as the Commission shall require, information as to the percentage of digital capacity available on the Frequencies for the broadcasting of digital programme services, qualifying services, programme-related services or relevant technical services.

(8) The Licensee shall inform the Commission when judgment is awarded against him in any court proceedings brought against him in respect of the inclusion of the Licensed Services of any defamatory, seditious, blasphemous, or obscene matter, or any matter which constitutes an injurious falsehood or slander of title, or any tort or an infringement of any copyright, moral right, right in a performance, design right, registered design, service mark, trademark, letters patent, or other similar monopoly right or a contravention of the provisions of the Official Secrets Acts, or of any statutory enactment of regulation for the time being in force, or a criminal offense, or contempt of Court, or breach of Parliamentary privilege.

(9) The Licensee shall supply the Commission with details of the procedures (and of any revision of such procedures) adopted by him and required to be observed by those involved in providing the Licensed Service for the purposes of Condition 13(2).

(10) The Licensee, if so requested by the Commission, shall at such intervals and at such times as the Commission shall require attend meetings with the Commission for the purpose of enabling the Commission to conduct periodic reviews of the performance by the Licensee of his obligations under the License.

9.   RENEWAL OF THE LICENSE

(1) The Licensee may apply to the Commission for renewal of the License not earlier than four years before the end of the Initial License Period and not later than the Relevant Date.

(2) If the Licensee makes an application before the Relevant Date, the Commission may postpone consideration of it for as long as the Commission thinks appropriate, having regard to Section 16(10) of the 1996 Act.

(3) If the Licensee makes an application the Commission may (with the consent of the Secretary of State):

     (a)  require the Licensee to furnish:

          (i)  a technical plan which supplements the Technical Plan; and

          (ii) proposals which supplement any proposals submitted by the Licensee under Section 7(4)(f) of the 1996 Act; and

     (b) notify the applicant of the requirements which must be met by the supplementary technical plan referred to in Condition 9(3)(a)(i) or the supplementary proposals referred to in Condition 9(3)(a)(ii) and which relate to he matters referred to in Section 7(4)(b)(i) and (ii) and (f) of the 1996 Act.

(4) The Commission shall only refuse an application for renewal of the License by the Licensee made in accordance with the 1996 Act and this Condition if:

     (a) it appears to the Commission that the Licensee has failed to comply with any of the Conditions in this License; or

     (b) any supplementary technical plan submitted by the Licensee under Condition 9(3)(a)(i) fails to meet the requirements notified to the Licensee under Condition 9(3)(b); or

     (c) any of the supplementary proposals submitted by the Licensee under Condition 9(3)(a)(ii) fails to meet the requirements notified to the Licensee under condition 9(3)(b); or

     (d) the Commission is not satisfied that the Licensee would, if the License were renewed, provide a service which complied with the Conditions to be included in the License, as renewed.

(5)  On the grant of any such application:

     (a) the Commission shall include in the License, as renewed, such further conditions as appear to the Commission to be appropriate for securing the implementation of any supplementary technical plan and any supplementary proposals submitted under Condition 9(3); and

     (b) subject to Section 16(9) of the 1996 Act, the Commission may, with the consent of the Secretary of State, and shall, if so required by him specify a percentage of multiplex revenue as the percentage of multiplex revenue for each accounting period of the Licensee that will be payable by him during the period for which the License is to be renewed where no relevant percentage of multiplex revenue was specified under Section (1)(f) of the 1996 Act;

     and the Commission may specify under Condition 9(5)(b) either of the things mentioned in Section 7(2)(b) of the 1996 Act.

(6) Where the Commission has granted an application of the Licensee for renewal of the License it shall formally renew his License from the date on which it would otherwise expire and it shall not so renew his License unless it has notified him of the percentage of multiplex revenue specified by it under Condition 9(5)(b) and he has, within such period as the Commission shall specify in the notification, notified it in writing that he consents to the License being renewed on those terms.

MISSING

MISSING

11. RESTRICTIONS ON THE HOLDERS OF MULTIPLEX LICENCES

(1) The Licensee shall comply in all respects with the restrictions or requirements imposed on or in relation to him as the holder of a multiplex licence by or under Schedule 2 to the 1990 Act to the extent that they apply to him.

(2) The Licensee shall comply with any direction of the Commission requiring him to take or arrange for the taking of, any steps specified by the Commission for the purposes of complying with the requirements imposed by or under Parts III to V or Schedule 2 to the 1990 Act.

12. TRANSFERABILITY OF THE LICENCE

    The Licence is not transferable except with the prior consent in writing of the Commission which consent shall not be given unless the Commission is satisfied that the person or persons to whom it is proposed to transfer the Licence would be in a position to comply with all of the Conditions hereto throughout the remainder of the Licence Period.

13  COMPLIANCE

(1) The Licensee shall comply with any direction given to him by the Commission in respect of any matter, which direction is in the opinion of the Commission appropriate, having regard to any duties which are or may be imposed on it or on the Licensee by or under the 1990 Act or the 1996 Act.

(2) Licensee shall adopt procedures and procure that such procedures are observed by those involved in providing the Licensed Service for the purposes of ensuring that the provisions of this Licence, the 1990 Act, the 1996 Act, and any codes or guidelines herein or therein referred to (the "CODES" and "GUIDELINES" respectively) are complied with in connection with the provision of the Licensed Service. The Licensee shall, without prejudice to the generality of the foregoing, ensure:

    (a) that there are sufficient persons amongst those involved in providing the Licensed Service who are adequately versed in the requirements of this Licence, the 1990 Act, the 1996 Act, and the Codes and Guidelines and that such persons are able to ensure compliance with such requirements on a day to day basis;

     (b) that adequate arrangements exist for the immediate implementation of such general and specific directions as may from time to time be given to the Licensee by the Commission; and

     (c) that in each department of the Licensee where any of the procedures referred to in this Condition are to be implemented the member of staff responsible is of sufficient seniority to ensure immediate action and that issues relating to compliance may be brought where necessary directly before senior management for consideration.

14.  PROHIBITION ON CONVEYANCE OF UNLICENSED SERVICES

(1)  The Licensee shall ensure that:

     (a) all digital programme services broadcast under this Licence are provided by the holder of a licence under Section 18 of the 1996 Act; and

     (b) all digital additional services broadcast under this Licence are provided by the holder of a licence under Section 25 of the 1996 Act.

(2) This Condition shall not apply to the provision of a digital programme service or a digital additional service by a person established and licensed (if required) to provide such a service in another EEA member state.

15.  GOVERNMENT DIRECTIONS

(1)  The Licensee shall, if so directed by the Commission from time to time:

     (a) publish in the Licensed Service, at such times as may be specified to the Commission by the Secretary of State or any other Minister of the Crown, such announcement as may be specified by a notice given pursuant to Section 10(1) of the 1990 Act (as applied by the 1996 Act), with or without visual images of any picture, scene or object mentioned in the announcement; or

     (b) refrain from including in the programmes included in the Licensed Service any matter or classes of matter specified to the Commission by the Secretary of State pursuant to Section 10(3) of the 1990 Act (as applied by the 1996 Act).

(2) The Licencees may when publishing an announcement in the Licensed Service in accordance with Condition 15(1)(a) indicate that the announcement is made in pursuance of a direction by the Commission.

(3) The Licensee shall comply with all directions given to him by the Commission pursuant to a direction of the Secretary of State for the purpose of enabling Her Majesty's Government in the United Kingdom or give effect to any international obligations of the United Kingdom.

(4)  Where the Commission:

     (a) has given the Licensee a direction to the effect referred to in Condition 15(1)(b); or

     (b) in consequence of the revocation by the Secretary of State of the notice giving rise to the issuing of such direction, has revoked such a direction.

     or where such a notice has expired, the Licensee may publish in the Licensed Service an announcement of the giving or revocation of the direction or of the expiration of the notice, as the case may be.

16.  COMPLAINTS RECEIVED FROM THE PUBLIC

(1) (a) The Licensee shall adopt procedures acceptable to the Commission for handling complaints received from the public in respect of the Licensed Service and shall ensure that such procedures are duly observed.

     (b) Such procedures shall, inter alia, include a requirement that members of the public who complain to the Licensee about the Licensed Service are informed that they have the right to refer the matter complained of to the Commission.

(2) The Licensee shall for a period of two years keep a written record of any complaints received from the public in respect of the Licensed Service and of any response given in relation to any such complaint by the Licensee and shall make such records available to the Commission in writing at such times as the Commission may require.

17.  POWER OF THE COMMISSION TO VARY LICENCE CONDITIONS

(1)  The Commission may by a notice served on the licensee:

     (a) vary the Licence Period provided that the Licensee consents to such variation (and without prejudice to the Commission's powers and duties under Section 17 of the 1996 Act);

     (b) vary any Conditions set out in Parts I, II, III and IV of the Annex provided that the Licensee consents to such variation; and

     (c)  vary the Licence in any respect not mentioned in paragraphs (a) and
          (b) above provided that the Licensee has been given a reasonable opportunity to make representations to the Commission concerning the proposed variation;

     Provided always that paragraph (a) and (c) above shall not authorise the variation of Condition 4 to the extent that Condition requires the payment by the Licensee to the Commission of in respect of each accounting period of the Licensee falling within the Licence Period, an amount representing the Relevant Percentage of multiplex revenue.

(2) If the Licensee applies to the Commission for the variation of Conditions in the Annex which relate to the characteristics of the digital programme services to be broadcast in the Licensed Service, the Commission shall permit the variation requested unless it appears to the Commission that if the application is granted, the capacity of the digital programme services broadcast in the Licensed Service to appeal to a variety of tastes and interests would be unacceptably diminished provided that in deciding whether or not to permit such variation, the Commission may have regard to the digital programme services broadcast in all the multiplex services for the time being provided by the Licensee or any connected person in relation to the Licensee.


18.  PUBLICATION OF TARIFFS

     In pursuance of Regulation 12 of the Advanced Television Services Regulations 1996 (SI 1996/3151), in relation to the delivery of digital television services, the Licensee shall publish a list of tariffs for the viewer which takes into account whether associated equipment is supplied or not provided that it shall be a sufficient compliance by the Licensee if he ensures that each person who provides a television programme service within Regulation 12 for broadcasting in the Licensed service complies with this requirement in full.

19.  EQUAL OPPORTUNITIES

(1)  The Licensee shall:

     (a) make arrangements for promoting, in relation to employment by the Licensee, equality or opportunity between men and women and between persons of different racial groups;

     (b) make arrangements for promoting, in relation to employment by the Licensee, the fair treatment of disabled persons; and

     (c)  review those arrangements from time to time.

(2) In particular (but without limitation to the generality of paragraph 1 of this Condition) the Licensee:

     (a) shall ensure that no job applicant or employee receives less favourable treatment on the grounds of sex, race, colour, creed, nationality, or ethnic or national origins or disability, or on such grounds is disadvantaged by conditions or requirements which cannot be shown to be justifiable;

     (b) shall review his selection criteria and procedures at regular intervals and will monitor the composition of his workforce and of job applicants and will take action to correct any inequalities or unfair treatment which come to his notice; and

     (c) if so requested by the Commission shall at such intervals as the Commission may require provide a statement to the Commission of the action he has taken to give effect to such equal opportunities and fair treatment policy, and the Commission may, at its discretion, make such statement in whole or in part public.

20.  NOTICES

(1) Any notice or notification to be served or given under or in relation to this Licence shall be in writing and may be delivered to the party to be served or sent by first class post at his proper address (as defined in Section 199(4) of the 1990 Act) or left at that address.

(2)  Any such notice or notification shall be deemed to have been served:

     (i)  if so delivered or left, at the time of delivery or leaving; or

     (ii) if so posted, at 10:00 a.m. on the second business day after it was put into the post.

(3) In proving such service it shall be sufficient to prove that delivery was made or that the envelope containing such notice or notification was properly addressed and posted as a prepaid first class letter or was left at the proper address, as the case may be.

                                    PART 3

21.  EXCEPTION AND LIMITATION ON THE LICENSEE'S OBLIGATIONS

     The Licensee shall not be in any way responsible for any failure to provide the Licensed Service directly or indirectly caused by or arising from any circumstances beyond the control of the Licensee including (without limitation) accident or breakdown of any equipment or apparatus (caused otherwise than by the wrongful act, neglect or default of the Licensee, its servants or agents), force majeure, war, damage by the Queen's enemies, riot, rebellion, civil commotion, interference by strike, lockout, sit-in, picket or other industrial dispute or action.

                                    PART 4

22.  SANCTIONS FOR BREACHES OF CONDITION

(1) (a) If the Commission is satisfied that the Licensee has failed to comply with any Condition of the Licence or with any direction given by the Commission under the Licence and it has given him a reasonable opportunity of making representations to it about the matters complained of, it may serve on the Licence a notice requiring him to pay to the Commission, within a specified period, a specified financial penalty.

     (b) The amount of any financial penalty imposed pursuant to Condition 22(1)(a) shall not exceed whichever is the greater of (Pounds)50,000 (or such other sum as the Secretary of State may by order specify under Section 36 of the 1996 Act) or the amount determined under Condition 22(1)(c).

     (c)  The amount referred to in Condition 22(1)(b) is:

          (i) three per cent of the share of multiplex revenue attributable to the Licensee for his last complete accounting period (as determined in accordance with Section 15 of the 1996 Act) in a case where a penalty under Section 17 of the 1996 Act has not previously been imposed on the Licensee during any period for which the Licence has been in force (the "relevant period"); and

          (ii) in any other case five per cent or the share of multiplex revenue attributable to the Licensee for his last complete accounting period (as determined in accordance with Section 15 of the 1996
               Act).

     (d) Where any such penalty is imposed when the Licensee's first complete accounting period falling within the relevant period has not yet ended, the amount referred to in Condition 22(1)(c) shall not exceed three, or (as the case may be) five, per cent or the amount which the Commission estimates to be the share of multiplex revenue attributable to the License for that accounting period (as determined in accordance with Section 15 of the 1996 Act).

(2) (a) If the Commission is satisfied that the Licensee has failed to comply with any Condition of this Licence or with any direction given to him hereunder and it has given him a reasonable opportunity of making representations to it about the matters complained of, it may serve on the Licensee a notice reducing the Licence Period by a specified period not exceeding two years.

     (b) Where the Licence is due to expire on a particular date by virtue of a notice served on the Licensee under Condition 22(2)(a), the Commission may, on the application of the Licensee by a further notice served on him at any time before that date, revoke that notice if it is satisfied that such revocation is justified by virtue of the conduct of the Licensee in relation to the operations of the Licensed Service since the date of the earlier notice.

23.  REVOCATION

(1) (a) If the Commission is satisfied that the Licensee is failing to comply with any Condition of the Licence or with any direction given by the Commission such that, if that failure were not remedied, it would justify the revocation of the Licence, the Commission shall serve on the Licensee a notice.

          (i)    stating that the Commission is so satisfied.

          (ii) specifying the respects in which, in the opinion of the Commission, the Licensee is failing to comply with any such Condition or direction; and

          (iii) stating that, unless the Licensee takes, within such period as is specified in the notice, such steps to remedy the failure as are so specified, the Commission will revoke the Licence.

     (b) If at the end of the period specified in any notice under Condition 23(1)(a) the Commission is satisfied that the Licensee has failed to take the steps specified in the notice and that it is necessary in the public interest to revoke the Licence, the Commission shall serve on the License a notice revoking the Licence.

(2) The Commission shall revoke the Licence by notice in writing served on the Licensee and taking effect as from the time of service in

     (a) the Licensee indicates to the Commission before the Commencement Date that he does not intend to provide the Licensed Service; or

     (b) the Commission for any other reason has reasonable grounds for believing that the Licensee will not provide the Licensed Service after the Commencement Date and it has served on the Licensee a notice stating its grounds for believing that he will not provide that service after that date.

(3) The Commission may revoke the Licence by notice served on the Licensee and taking effect either forthwith or on a date specified in the notice, in any of the following circumstances:

     (a) if the Licensee ceases to provide the Licensed Service before the end of the Licence Period and the Commission are satisfied that it is appropriate to revoke the Licence;

     (b) if the Licensee agrees in writing with the Commission that the Licence should be revoked;

     (c) if the Licensee becomes a disqualified person in relation to the Licence by virtue of Part II of Schedule 2 to the 1990 Act or otherwise fails to comply with any requirement imposed on or in relation to the holders of multiplex licences by or under that
          Schedule:

     (d)  if the Commission is satisfied that the Licensee:

          (i) in purporting to comply with any of the Conditions of the Licence has provided information which is false in a material particular or has withheld any material information with the intention of causing the Commission to be misled; or

          (ii) in connection with his application for the Licence, provided the Commission with information which was false in a material particular or withheld any material information with the intention of causing the Commission to be misled;

     (e) if, where the Licensee is a body, a change affecting the nature or characteristics of the Licensee or any change in the persons having control over or interests in the Licensee, or any other change giving rise to a failure to comply with any requirement imposed by or under
          Section 2 to the 1990 Act takes place (whether before or after the Commencement Date), which change is such that, if it fell to the Commission to determine whether to award the Licence to the Licensee in the new circumstances of the case, it would be induced by the change to refrain form awarding the Licence to the Licensee;

     (f) without prejudice to the generality of Condition 23(3)(e), if, without the prior written consent of the Commission:

          (i) BSkyB, BSkyB Limited or BSB Holdings or any person connected with BSkyB, BSkyB Limited or BSB Holdings shall directly or indirectly have any interest in the shares or possess any voting power or have any other financial interest in the Licensee or any person controlling the Licensee; or

          (ii) any person having directly or indirectly a material financial interest in BSkyB, BSkyB Limited or BSB Holdings shall control the Licensee;

     (g) if the Commission ceases to be satisfied that the Licensee is a fit and proper person to hold the Licence;

     (h) if the Licensee fails to comply with any requirement to hold a Licence under Section 1 of the Wireless Telegraph Act 1949 (as amended) and/or
          Section 7 of the Telecommunications Act 1984;

     (i) if the Secretary of State shall, pursuant to Section 6(3) of the 1996 Act revoke the assignment of the Frequencies.

(4)  For the purpose of Condition 23(3)(f):

          (a) a "MATERIAL FINANCIAL INTEREST" in a body corporate means an interest of five per cent or more of the shares or possession of five per cent, or more of the voting power in the body corporate; and

          (b) a "FINANCIAL INTEREST" shall not include any payment for services provided under and agreement for the supply or (digital or analogue) programme services or additional services.

(5) The Commission shall before serving a notice revoking the Licence or a notice under Condition 23(2)(b) notify the Licensee of the matters complained of and give the Licensee a reasonable opportunity to make representations to it about the matters complained of.

(6) (a) Where the Licence is revoked pursuant to any provision of Part I of the 1996 Act, or is treated as being revoked under Section 145 of the 1996 Act, the Licensee shall with such period as the Commission shall notify to him, pay to the Commission a specified financial penalty not exceeding whichever is the greater of (Pounds)50,000 (or such other sum as the Secretary of State may by order specify under Section 36 of the 1996 Act) or the Prescribed Amount:

     (b) The Licensee's liability to pay such penalty shall not be affected by the Licence ceasing (for any reason) to be in force.

(7) If the Licensee is convicted of an offence under Section 144 of the 1996 Act and the court by which the Licensee is convicted makes an order disqualifying him from holding a licence during a period specified in the order, or if the Licensee is disqualified from holding a licence, pursuant to Section 145(3) of the 1996 Act, in consequence of an order disqualifying an individual from holding a licence, this Licence shall be treated as being revoked with effect from the time when the order takes effect.

                                     ANNEX

                             THE LICENSED SERVICE

DEFINITIONS AND INTERPRETATION

In these Conditions, unless the context otherwise requires it:

(a)  "CORE PROPOSALS" means the supplementary proposals submitted by the
      --------------
     Licensee in his application for the Licence in response to Questions A.1 to
     A.7 inclusive in Part I of Section A and Financial Questions B.1 to B.17 inclusive in Section B of the Attachment to Part III of the Invitation to Apply, together with any additional information furnished to the Commission by the Licensee pursuant to Section 7(6) of the 1996 Act in relation to the proposed service details of which are set out in Part VI of this Annex; Terms used in such Core Proposals shall be interpreted in accordance with the guidance provided by the Commission in the Invitation to Apply;

     "INVITATION TO APPLY" means the Invitation to Apply for multiplex service licences issued by the Commission on 31st October, 1996;

     references to a "LETTER", followed by a date, means the letter of that date, details of which are set out in Part VI of this Annex;

     references to a "FINANCIAL QUESTION", followed by a number, means the question of that number in Section B of the Attachment to Part III of the Invitation to Apply;

     references to a "QUESTION", followed by a number, means the question of that number in Part 1 of Section A of the Attachment to Part III of the Invitation to Apply.

(b) In the event of any inconsistency between the Core Proposals and the Conditions set out in this Annex, the latter shall prevail.

MISSING

MISSING

                                    PART II

              CONDITIONS RELATING TO DIGITAL ADDITIONAL SERVICES


The Licensee shall implement the Core Proposals in response to Question A.7.

                                   PART III

  CONDITIONS RELATING TO PROMOTING OR ASSISTING THE ACQUISITION OF EQUIPMENT

1. The Licensee shall implement the Core Proposals in response to Question 1.3 and Financial Question B.2(ii) (first three bullet points) and Financial Question B.3. These Core Proposals include, without limitation, Section B2 (paragraphs 155 to 158 (inclusive) and 171) and Section B3 of the Licensee's Core Proposals.

2. Without prejudice to the generality of paragraph 1, the License shall make the expenditures set out in the Appendix to this Annex (which is and shall be confidential) (the "CONFIDENTIAL APPENDIX") (as varied by the Commission in writing from time to time) in accordance with the Core Proposals. For the purposes of this Licence, the Confidential Appendix shall be treated as though it were set out in and formed part of this Part of the Annex.

                                    PART IV

                   CONDITIONS RELATING TO THE TECHNICAL PLAN

The Licensee shall implement the Core Proposals in response to Question A.2 and the Letter of 22nd April, 1997 in accordance with the timetable set out below:

PHASE I BROADCASTING STATIONS FROM WHICH THE LICENSED SERVICE MUST BE BROADCAST FROM THE COMMENCEMENT DATE

          [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

PHASE 2 BROADCASTING STATIONS FROM WHICH THE LICENSED SERVICE MUST HAVE COMMENCED BROADCASTING BY THE DATE EIGHT MONTHS AFTER THE COMMENCEMENT DATE

          [*]


PHASE 3 BROADCASTING STATIONS FROM WHICH THE LICENSED SERVICE MUST HAVE COMMENCED BROADCASTING BY THE DATE SIXTEEN MONTHS AFTER THE COMMENCEMENT DATE

          [*]

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

          [*]

This timetable is subject to the necessary national and international clearances for broadcasting from the stations in question being obtained in due time. If the Licensee provides evidence satisfactory to the Commission that delays in obtaining the necessary clearances make it impracticable for the Licensee to comply with the above timetable in respect of any station, the Licensee shall commence broadcasting from that station as soon as reasonably practicable after the clearances have been obtained.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                    PART V

                       DETAILS OF BROADCASTING STATIONS

                               MULTIPLEX [B,C,D]

                                    PART V
                DETAILS OF BROADCASTING STATIONS - MULTIPLEX B

--------------------------------------------------------------------------------
Station Name             Grid Reference  UHF Channel  Aerial Height
--------------------------------------------------------------------------------
Aberdare                 SO034013            26            333
--------------------------------------------------------------------------------
Angus                    NO394407            62            549
--------------------------------------------------------------------------------
Beacon Hill              SX857619            54            249
--------------------------------------------------------------------------------
Belmont                  TF218836            66            347
--------------------------------------------------------------------------------
Bilsdale                 SE553962            24            690
--------------------------------------------------------------------------------
Black Hill               NS828647            51            539
--------------------------------------------------------------------------------
Blaenplwyf               SN569757            32            325
--------------------------------------------------------------------------------
Bluebell Hill            TQ757613            45            236
--------------------------------------------------------------------------------
Bressay                  HU503387            31            299
--------------------------------------------------------------------------------
Brierley Hill            SO916856            59            180
--------------------------------------------------------------------------------
Bristol King's Weston    ST547775            32            144
--------------------------------------------------------------------------------
Bromsgrove               SO948730            23            199
--------------------------------------------------------------------------------
Brougher Mountain        IH350527            26            370
--------------------------------------------------------------------------------
Caldbeck                 NY299425            39            578
--------------------------------------------------------------------------------
Caradon Hill             SX273707            21            592
--------------------------------------------------------------------------------
Carmel                   SN576153            62            412
--------------------------------------------------------------------------------
Chatton                  NU105264            46            348
--------------------------------------------------------------------------------
Chesterfield             SK382764            46            231
--------------------------------------------------------------------------------
Craigkelly               NT233872            26            315
--------------------------------------------------------------------------------
Crystal Palace           TQ339712            28            321
--------------------------------------------------------------------------------
Darvel                   NS557341            28            395
--------------------------------------------------------------------------------
Divis                    IJ287750            26            505
--------------------------------------------------------------------------------
Dover                    TR274397            58            328
--------------------------------------------------------------------------------
Durris                   NO763899            51            608
--------------------------------------------------------------------------------
Eitshal                  NB305303            25            366
--------------------------------------------------------------------------------
Emley Moor               SE222128            46            565
--------------------------------------------------------------------------------
Fenham                   NZ216648            28            170
--------------------------------------------------------------------------------
Fenton                   SJ903451            25            241
--------------------------------------------------------------------------------
Fremont Point            XD908280            32            247
--------------------------------------------------------------------------------
Guildford                SU975486            51          172.5
--------------------------------------------------------------------------------
Hannington               SU527568            46            352
--------------------------------------------------------------------------------
Hastings                 TQ806100            24            126
--------------------------------------------------------------------------------
Heathfield               TQ566220            47          258.5
--------------------------------------------------------------------------------
Hemel Hempstead          TL088045            66            212
--------------------------------------------------------------------------------
Huntshaw Cross           SS527220            64            349
--------------------------------------------------------------------------------
Idle                     SE163374            56            265
--------------------------------------------------------------------------------

------------------------------------------------------------------------
Station Name             Grid Reference  UHF Channel  Aerial Height
------------------------------------------------------------------------
Ilchester Crescent          ST577700         44            99
------------------------------------------------------------------------
Keelylang Hill              HY378102         44           270
------------------------------------------------------------------------
Keighley                    SE069444         34           354
------------------------------------------------------------------------
Kilvey Hill                 SS672940         32           232
------------------------------------------------------------------------
Knock More                  NJ321497         57           418
------------------------------------------------------------------------
Lancaster                   SD490662         32           184
------------------------------------------------------------------------
Lark Stoke                  SP187426         27           277
------------------------------------------------------------------------
Limavady                    IC711296         57           393
------------------------------------------------------------------------
Llanddona                   SH583810         61           258
------------------------------------------------------------------------
Malvern                     SO774464         55           207
------------------------------------------------------------------------
Mendip                      ST564488         65           572
------------------------------------------------------------------------
Midhurst                    SU912250         59           294
------------------------------------------------------------------------
Moel-y-Parc                 SJ123701         64           552
------------------------------------------------------------------------
Nottingham                  SK503435         63           178
------------------------------------------------------------------------
Oliver's Mount              TA040869         58           188
------------------------------------------------------------------------
Oxford                      SP567105         52           277
------------------------------------------------------------------------
Pendle Forest               SD825384         31           326
------------------------------------------------------------------------
Plympton                    SX531555         60           164
------------------------------------------------------------------------
Pontop Pike                 NZ148526         62           450
------------------------------------------------------------------------
Pontypool                   ST284990         45           295
------------------------------------------------------------------------
Presely                     SN172306         42           529
------------------------------------------------------------------------
Redruth                     SW690395         49           370
------------------------------------------------------------------------
Reigate                     TQ257521         27           291
------------------------------------------------------------------------
Ridge Hill                  SO630333         39           333
------------------------------------------------------------------------
Rosemarkie                  NH762623         44           323
------------------------------------------------------------------------
Rosneath                    NS258811         60           218
------------------------------------------------------------------------
Rowridge                    SZ447865         32           257
------------------------------------------------------------------------
Rumster Forest              ND197385         32           455
------------------------------------------------------------------------
Saddleworth                 SD987050         51           398
------------------------------------------------------------------------
Salisbury                   SU136285         62           156
------------------------------------------------------------------------
Sandy Heath                 TL204494         67           197
------------------------------------------------------------------------
Selkirk                     NT500294         63           518
------------------------------------------------------------------------
Sheffield                   SK324870         60           278
------------------------------------------------------------------------
Stockland Hill              ST222014         32           419
------------------------------------------------------------------------
Storeton                    SJ314841         26           110
------------------------------------------------------------------------
Sudbury                     TL913377         39           160
------------------------------------------------------------------------
Sutton Coldfield            SK113003         51           395
------------------------------------------------------------------------
Tacolneston                 TM131958         57           215
------------------------------------------------------------------------
The Wrekin                  SJ628082         27           436
------------------------------------------------------------------------
The Wrekin B                SJ628082         45           436
------------------------------------------------------------------------
Torosay                     NM703358         33           478
------------------------------------------------------------------------
Tunbridge Wells             TQ607440         45           172
------------------------------------------------------------------------
Waltham                     SK809233         33           418
------------------------------------------------------------------------
Wenvoe                      ST110742         67           311
------------------------------------------------------------------------
Whitehawk Hill              TQ330045         48           172
------------------------------------------------------------------------
Winter Hill                 SD660144         50           682
------------------------------------------------------------------------

All necessary national and international clearances for broadcasting from these stations have not been obtained at the Date of Grant. The details given above may be subject to change and the Licensee's use of each station in connection with the Licensed Service is subject to such clearances being obtained for that station.

Note:  Aerial heights given in metres above Ordnance Datum.

                                    PART V

                DETAILS OF BROADCASTING STATIONS - MULTIPLEX C

--------------------------------------------------------------------------------
Station Name             Grid Reference  UHF Channel  Aerial Height
--------------------------------------------------------------------------------
Aberdare                 SO034013            29                 333
--------------------------------------------------------------------------------
Angus                    NO394407            56                 549
--------------------------------------------------------------------------------
Beacon Hill              SX857619            56                 249
--------------------------------------------------------------------------------
Belmont                  TF218836            60                 314
--------------------------------------------------------------------------------
Bilsdale                 SE553962            27                 690
--------------------------------------------------------------------------------
Black Hill               NS828647            55                 539
--------------------------------------------------------------------------------
Blaenplwyf               SN569757            29                 325
--------------------------------------------------------------------------------
Bluebell Hill            TQ757613            42                 236
--------------------------------------------------------------------------------
Bressay                  HU503387            66                 291
--------------------------------------------------------------------------------
Brierley Hill            SO916856            66                 180
--------------------------------------------------------------------------------
Bristol King's Weston    ST547775            30                 144
--------------------------------------------------------------------------------
Bromsgrove               SO948730            26                 199
--------------------------------------------------------------------------------
Brougher Mountain        IH350527            29                 370
--------------------------------------------------------------------------------
Caldbeck                 NY299425            45                 578
--------------------------------------------------------------------------------
Caradon Hill             SX273707            24                 592
--------------------------------------------------------------------------------
Carmel                   SN576153            68                 398
--------------------------------------------------------------------------------
Chatton                  NU105264            47                 348
--------------------------------------------------------------------------------
Chesterfield             SK382764            50                 231
--------------------------------------------------------------------------------
Craigkelly               NT233872            42                 315
--------------------------------------------------------------------------------
Crystal Palace           TQ339712            34                 321
--------------------------------------------------------------------------------
Darvel                   NS557341            30                 395
--------------------------------------------------------------------------------
Divis                    IJ287750            48                 497
--------------------------------------------------------------------------------
Dover                    TR274397            57                 328
--------------------------------------------------------------------------------
Durris                   NO763899            41                 608
--------------------------------------------------------------------------------
Eitshal                  NB305303            28                 366
--------------------------------------------------------------------------------
Emley Moor               SE222128            50                 565
--------------------------------------------------------------------------------
Fenham                   NZ216648            32                 170
--------------------------------------------------------------------------------
Fenton                   SJ903451            28                 241
--------------------------------------------------------------------------------
Fremont Point            XD908280            66                 227
--------------------------------------------------------------------------------
Guildford                SU975486            47               172.5
--------------------------------------------------------------------------------
Hannington               SU527568            29                 352
--------------------------------------------------------------------------------
Hastings                 TQ806100            63                 126
--------------------------------------------------------------------------------
Heathfield               TQ566220            54                 281
--------------------------------------------------------------------------------
Hemel Hempstead          TL088045            50                 212
--------------------------------------------------------------------------------
Huntshaw Cross           SS527220            53                 338
--------------------------------------------------------------------------------
Huntshaw Cross B         SS527220            51                 338
--------------------------------------------------------------------------------
Idle                     SE163374            30                 265
--------------------------------------------------------------------------------
Ilchester Crescent       ST577700            47                  99
--------------------------------------------------------------------------------
Keelylang Hill           HY378102            47                 270
--------------------------------------------------------------------------------
Kilvey Hill              SS672940            21                 232
--------------------------------------------------------------------------------
Knock More               NJ321497            60                 418
--------------------------------------------------------------------------------

     -------------------------------------------------------------------
      Station Name        Grid Reference  UHF Channel  Aerial Height
     -------------------------------------------------------------------
      Lancaster                 SD490662      32            184
     -------------------------------------------------------------------
      Lark Stoke                SP187426      27            277
     -------------------------------------------------------------------
      Limavady                  IC711296      57            393
     -------------------------------------------------------------------
      Llanddona                 SH583810      61            258
     -------------------------------------------------------------------
      Malvern                   SO774464      55            207
     -------------------------------------------------------------------
      Mendip                    ST564488      65            572
     -------------------------------------------------------------------
      Midhurst                  SU912250      59            294
     -------------------------------------------------------------------
      Moel-y-Parc               SJ123701      64            552
     -------------------------------------------------------------------
      Nottingham                SK503435      63            178
     -------------------------------------------------------------------
      Oliver's Mount            TA040869      58            188
     -------------------------------------------------------------------
      Oxford                    SP567105      52            277
     -------------------------------------------------------------------
      Pendle Forest             SD825384      31            326
     -------------------------------------------------------------------
      Plympton                  SX531555      60            164
     -------------------------------------------------------------------
      Pontop Pike               NZ148526      62            450
     -------------------------------------------------------------------
      Pontypool                 ST284990      45            295
     -------------------------------------------------------------------
      Presely                   SN172306      42            529
     -------------------------------------------------------------------
      Redruth                   SW690395      49            370
     -------------------------------------------------------------------
      Reigate                   TQ257521      27            291
     -------------------------------------------------------------------
      Ridge Hill                SO630333      39            333
     -------------------------------------------------------------------
      Rosemarkie                NH762623      44            323
     -------------------------------------------------------------------
      Rosneath                  NS258811      60            218
     -------------------------------------------------------------------
      Rowridge                  SZ447865      32            257
     -------------------------------------------------------------------
      Rumster Forest            ND197385      32            455
     -------------------------------------------------------------------
      Saddleworth               SD987050      51            398
     -------------------------------------------------------------------
      Salisbury                 SU136285      62            156
     -------------------------------------------------------------------
      Sandy Heath               TL204494      67            197
     -------------------------------------------------------------------
      Selkirk                   NT500294      63            518
     -------------------------------------------------------------------
      Sheffield                 SK324870      60            278
     -------------------------------------------------------------------
      Stockland Hill            ST222014      32            419
     -------------------------------------------------------------------
      Storeton                  SJ314841      26            110
     -------------------------------------------------------------------
      Sudbury                   TL913377      39            160
     -------------------------------------------------------------------
      Sutton Coldfield          SK113003      51            395
     -------------------------------------------------------------------
      Tacolneston               TM131958      57            215
     -------------------------------------------------------------------
      The Wrekin                SJ628082      27            436
     -------------------------------------------------------------------
      The Wrekin B              SJ628082      45            436
     -------------------------------------------------------------------
      Torosay                   NM703358      33            478
     -------------------------------------------------------------------
      Tunbridge Wells           TQ607440      45            172
     -------------------------------------------------------------------
      Waltham                   SK809233      33            418
     -------------------------------------------------------------------
      Wenvoe                    ST110742      67            311
     -------------------------------------------------------------------
      Whitehawk Hill            TQ330045      48            172
     -------------------------------------------------------------------
      Winter Hill               SD660144      50            682
     -------------------------------------------------------------------

All necessary national and international clearances for broadcasting from these stations have not been obtained at the Date of Grant. The details given above may be subject to change and the Licensee's use of each station in connection with the Licensed Service is subject to such clearances being obtained for that station.

Note:  Aerial heights given in metres above Ordnance Datum.

                                     PART V
                 DETAILS OF BROADCASTING STATIONS - MULTIPLEX D

     -------------------------------------------------------------------
      Station Name        Grid Reference  UHF Channel  Aerial Height
     -------------------------------------------------------------------
     -------------------------------------------------------------------
      Aberdare                 SO034013       33            333
     -------------------------------------------------------------------
      Angus                    NO394407       65            549
     -------------------------------------------------------------------
      Beacon Hill              SX857619       64            249
     -------------------------------------------------------------------
      Belmont                  TF218836       57            314
     -------------------------------------------------------------------
      Bilsdale                 SE553962       42            687
     -------------------------------------------------------------------
      Black Hill               NS828647       65            573
     -------------------------------------------------------------------
      Blaenplwyf               SN569757       33            325
     -------------------------------------------------------------------
      Bluebell Hill            TQ757613       39            236
     -------------------------------------------------------------------
      Bressay                  HU503387       68            291
     -------------------------------------------------------------------
      Brierley Hill            SO916856       62            180
     -------------------------------------------------------------------
      Bristol King's Weston    ST547775       34            144
     -------------------------------------------------------------------
      Bromsgrove               SO948730       30            199
     -------------------------------------------------------------------
      Brougher Mountain        IH350527       33            370
     -------------------------------------------------------------------
      Caldbeck                 NY299425       42            578
     -------------------------------------------------------------------
      Caradon Hill             SX273707       27            592
     -------------------------------------------------------------------
      Carmel                   SN576153       64            398
     -------------------------------------------------------------------
      Chatton                  NU105264       51            348
     -------------------------------------------------------------------
      Chesterfield             SK382764       52            231
     -------------------------------------------------------------------
      Craigkelly               NT233872       39            315
     -------------------------------------------------------------------
      Crystal Palace           TQ339712       29            321
     -------------------------------------------------------------------
      Darvel                   NS557341       34            395
     -------------------------------------------------------------------
      Divis                    IJ287750       34            497
     -------------------------------------------------------------------
      Dover                    TR274397       60            328
     -------------------------------------------------------------------
      Durris                   NO763899       44            608
     -------------------------------------------------------------------
      Eitshal                  NB305303       32            366
     -------------------------------------------------------------------
      Emley Moor               SE222128       49            565
     -------------------------------------------------------------------
      Fenham                   NZ216648       57            159
     -------------------------------------------------------------------
      Fenton                   SJ903451       32            241
     -------------------------------------------------------------------
      Fremont Point            XD908280       68            227
     -------------------------------------------------------------------
      Guildford                SU975486       54            169
     -------------------------------------------------------------------
      Hannington               SU527568       48            352
     -------------------------------------------------------------------
      Hastings                 TQ806100       60            126
     -------------------------------------------------------------------
      Heathfield               TQ566220       51          258.5
     -------------------------------------------------------------------
      Hemel Hempstead          TL088045       43            212
     -------------------------------------------------------------------
      Huntshaw Cross           SS527220       57            338
     -------------------------------------------------------------------
      Huntshaw Cross B         SS527220       47            338
     -------------------------------------------------------------------
      Idle                     SE163374       42            265
     -------------------------------------------------------------------
      Ilchester Crescent       ST577700       51             99
     -------------------------------------------------------------------
      Keelylang Hill           HY378102       51            270
     -------------------------------------------------------------------
      Kilvey Hill              SS672940       31            232
     -------------------------------------------------------------------
      Knock More               NJ321497       56            418
     -------------------------------------------------------------------
      Lancaster                SD490662       30            184
     -------------------------------------------------------------------

     -------------------------------------------------------------------
      Station Name        Grid Reference  UHF Channel  Aerial Height
     -------------------------------------------------------------------
      Lark Stoke               SP187426       60            277
     -------------------------------------------------------------------
      Limavady                 IC711296       63            393
     -------------------------------------------------------------------
      Llanddona                SH583810       46            258
     -------------------------------------------------------------------
      Malvern                  SO774464       26            202
     -------------------------------------------------------------------
      Mendip                   ST564488       48          574.5
     -------------------------------------------------------------------
      Midhurst                 SU912250       60            294
     -------------------------------------------------------------------
      Moel-y-Parc              SJ123701       34            549
     -------------------------------------------------------------------
      Nottingham               SK503435       59            178
     -------------------------------------------------------------------
      Oliver's Mount           TA040869       64            188
     -------------------------------------------------------------------
      Oxford                   SP567105       67            289
     -------------------------------------------------------------------
      Pendle Forest            SD825384       34            326
     -------------------------------------------------------------------
      Plympton                 SX531555       56            164
     -------------------------------------------------------------------
      Pontop Pike              NZ148526       53            450
     -------------------------------------------------------------------
      Pontypool                ST284990       68            295
     -------------------------------------------------------------------
      Presely                  SN172306       49            529
     -------------------------------------------------------------------
      Redruth                  SW690395       50            387
     -------------------------------------------------------------------
      Ridge Hill               SO630333       45            333
     -------------------------------------------------------------------
      Rosemarkie               NH762623       50            323
     -------------------------------------------------------------------
      Rosneath                 NS258811       48            218
     -------------------------------------------------------------------
      Rowridge                 SZ447865       28            257
     -------------------------------------------------------------------
      Rumster Forest           ND197385       59            411
     -------------------------------------------------------------------
      Saddleworth              SD987050       54            398
     -------------------------------------------------------------------
      Salisbury                SU136285       52            156
     -------------------------------------------------------------------
      Sandy Heath              TL204494       46            267
     -------------------------------------------------------------------
      Selkirk                  NT500294       56            518
     -------------------------------------------------------------------
      Sheffield                SK324870       42            278
     -------------------------------------------------------------------
      Stockland Hill           ST222014       34            419
     -------------------------------------------------------------------
      Storeton                 SJ314841       33            110
     -------------------------------------------------------------------
      Sudbury                  TL913377       50            182
     -------------------------------------------------------------------
      Sutton Coldfield         SK113003       55            395
     -------------------------------------------------------------------
      Tacolneston              TM131958       46            184
     -------------------------------------------------------------------
      The Wrekin               SJ628082       57            434
     -------------------------------------------------------------------
      Torosay                  NM703358       31            478
     -------------------------------------------------------------------
      Tunbridge Wells          TQ607440       59            172
     -------------------------------------------------------------------
      Waltham                  SK809233       42            418
     -------------------------------------------------------------------
      Whitehawk Hill           TQ330045       61            172
     -------------------------------------------------------------------
      Winter Hill              SD660144       63            650
     -------------------------------------------------------------------
      Winter Hill 3            SD660144       40            555
     -------------------------------------------------------------------

All necessary national and international clearances for broadcasting from these stations have not been obtained at the Date of Grant. The details given above may be subject to change and the Licensee's use of each station in connection with the Licensed Service is subject to such clearances being obtained for that station.

Note:  Aerial heights given in metres above Ordnance Datum.

                                    PART VI

                            ADDITIONAL INFORMATION

1. Letter of 20th March, 1997 and attached memorandum and schedules from the Licensee to the Commission in reply to a letter of 12th March, 1997 from the Commission to the Licensee.

2. Letter of 17th April, 1997 from the Licensee to the Commission in reply to a letter of 10th April, 1997 from the Commission to the Licensee.

3. Letter of 22nd April, 1997 and attached note and diagram from the Licensee to the Commission in reply to a letter of 15th April, 1997 from the Commission to the Licensee.

4. Letter of 28th April, 1997 from the Licensee to the Commission in reply to a letter of 21st April, 1997 from the Commission to the Licensee.